SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934
                                (Amendment No. )

Filed by the Registrant  X
Filed by a Party other than the Registrant

Check the appropriate box:
 Preliminary Proxy Statement           Confidential, for use of the Commission
                                        only (as permitted by Rule 14a-6(e)(2)
X Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              EXPRESS SCRIPTS, INC.
                (Name of Registrant As Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement. If other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X No fee required.
  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:



2)  Aggregate number of securities to which transaction applies:



3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

  Fee paid previously with preliminary materials.

  Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1)  Amount previously paid:

   2)  Form, Schedule or Registration Statement No.:

   3)  Filing party:

   4)  Date filed:

                          [COMPANY LOGO INSERTED HERE]

                              EXPRESS SCRIPTS, INC.
                              14000 RIVERPORT DRIVE
                        MARYLAND HEIGHTS, MISSOURI 63043

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 26, 1999

       The 1999 Annual Meeting of Stockholders of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), will be held at the offices of the Company, 13900 Riverport Drive, Maryland Heights, Missouri 63043, on Wednesday, May 26, 1999, at 9:30 a.m. Central Time, to consider and act upon the following matters:

     1. to elect ten (10) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

     2. to approve the Company's Employee Stock Purchase Plan;

     3. to approve the Company's Executive Deferred Compensation Plan;

     4. to approve the Third Amendment to the Company's Amended and Restated 1994 Stock Option Plan;

     5. to approve the First Amendment to the Company's Amended and Restated 1992 Stock Option Plan;

     6. to approve the Fourth Amendment to the Company's Amended and Restated 1994 Stock Option Plan;

     7. to approve the Second Amendment to the Company's Amended and Restated 1992 Stock Option Plan;

     8. to approve the Second Amendment to the Company's Amended and Restated 1992 Stock Option Plan for Outside Directors;


     9. to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock to 150,000,000 shares;

     10. to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Class B Common Stock to 31,000,000 shares;



     11. to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the Company's current fiscal year; and

     12. to transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on March 31, 1999, are entitled to notice of and to vote at the Meeting. At least ten days prior to the Meeting, a complete list of stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the Meeting, during ordinary business hours, at the office of the Secretary of the Company at 14000 Riverport Drive, Maryland Heights, Missouri 63043. As a stockholder of record, you are cordially invited to attend the Meeting in person. If you do not expect to be present, please complete, sign and date the enclosed Proxy and mail it promptly in the enclosed envelope. The return of the enclosed Proxy will not affect your right to vote in person if you attend the Meeting.

                                 By Order of the Board of Directors


                                /s/ Thomas M. Boudreau
                                Thomas M. Boudreau
                                Secretary
14000 Riverport Drive
Maryland Heights, Missouri 63043
April 22, 1999

     THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE AND MAILED IN THE UNITED STATES.

                                Table of Contents

                                                                           Page
Proxy Statement.............................................................  1
Voting Securities...........................................................  1
Security Ownership of Certain Beneficial Owners and Management..............  2
Item I - Election of Directors..............................................  4
     Committees of the Board of Directors...................................  5
     Directors' Compensation................................................  5
     Report of the Compensation Committee on Executive Compensation.........  6
     Compensation Committee Interlocks and Insider Participation............  9
     Performance Graph.......................................................10
     Executive Compensation..................................................11
     Certain Relationships and Related Transactions..........................15
Item II - Proposal to Approve the Express Scripts, Inc.
          Employee Stock Purchase Plan...................................... 19
Item III - Proposal to Approve the Express Scripts, Inc.
          Executive Deferred Compensation Plan...............................21
Item IV - Proposal to Approve the Third Amendment to the
          Express Scripts, Inc. Amended and Restated
          1994 Stock Option Plan.............................................24
Item V - Proposal to Approve the First Amendment to the
          Express Scripts, Inc. Amended and Restated
          1992 Stock Option Plan.............................................29
Item VI - Proposal to Approve the Fourth Amendment to the
          Express Scripts, Inc. Amended and Restated
          1994 Stock Option Plan.............................................30
Item VII - Proposal to Approve the Second Amendment to the
          Express Scripts, Inc. Amended and Restated
          1992 Stock Option Plan.............................................32
Item VIII - Proposal to Approve the Second Amendment to the
          Express Scripts, Inc. Amended and Restated
          1992 Stock Option Plan for Outside Directors.......................32
Items IX and X - Proposals to Amend the Certificate
          of Incorporation to Increase Authorized
          Shares of Common Stock.............................................35
Item XI - Ratification of Appointment of Independent Accountants.............37
Interest of Certain Persons in Matters to be Acted Upon......................37
Stockholder Proposals........................................................38
Other Matters................................................................38
Solicitation of Proxies......................................................38
Exhibit A - Express Scripts, Inc. Employee Stock Purchase Plan...............39
Exhibit B - Express Scripts, Inc. Executive Deferred
               Compensation Plan.............................................46
Exhibit C - Third Amendment to the Express Scripts, Inc. Amended
               and Restated 1994 Stock Option Plan...........................52
Exhibit D - First Amendment to the Express Scripts, Inc.
               Amended and Restated 1992 Stock Option Plan...................54
Exhibit E - Fourth Amendment to the Express Scripts, Inc.
               Amended and Restated 1994 Stock Option Plan...................56
Exhibit F - Second Amendment to the Express Scripts, Inc.
               Amended and Restated 1992 Stock Option Plan...................58
Exhibit G - Second Amendment to the Express Scripts, Inc.
               Amended and Restated 1992 Stock Option Plan
               for Outside Directors.........................................60

                          [COMPANY LOGO INSERTED HERE]
                              EXPRESS SCRIPTS, INC.
                              14000 RIVERPORT DRIVE
                        MARYLAND HEIGHTS, MISSOURI 63043

                       1999 ANNUAL MEETING OF STOCKHOLDERS
                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Express Scripts, Inc., a Delaware corporation (the "Company"), to be voted at the 1999 Annual Meeting of Stockholders of the Company (the "Meeting") and any adjournment thereof. The Meeting will be held at the offices of the Company, 13900 Riverport Drive, Maryland Heights, Missouri 63043, on Wednesday, May 26, 1999, at 9:30 a.m. Central Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. This Proxy Statement and the accompanying Proxy will first be sent or given to stockholders on or about April 21, 1999.


     A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted as follows: (i) for the nominees for director named in this Proxy Statement; (ii) for the proposal to approve the Express Scripts, Inc. Employee Stock Purchase Plan (the "ESPP"); (iii) for the proposal to approve the Express Scripts, Inc. Executive Deferred Compensation Plan (the "Deferred Compensation Plan"); (iv) for the proposal to approve the Third Amendment to the Express Scripts, Inc. Amended and Restated 1994 Stock Option Plan (the "1994 Plan"); (v) for the proposal to approve the First Amendment to the Express Scripts, Inc. Amended and Restated 1992 Stock Option Plan (the "the 1992 Plan" and, together with the 1994 Plan, the "Employee Stock Option Plans"); (vi) for the proposal to approve the Fourth Amendment to the 1994 Plan; (vii) for the proposal to approve the Second Amendment to the 1992 Plan; (viii) for the proposal to approve the Second Amendment to the Express Scripts, Inc. Amended and Restated 1992 Stock Option Plan for Outside Directors (the "Outside Directors Plan"); (ix) for the proposals to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock to 150,000,000 and the number of authorized shares of Class B Common Stock to 31,000,000; (x) for ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for 1999; and (xi) in accordance with the judgment of the person or persons voting the proxies on any other matter that may properly be brought before the Meeting and any adjournment thereof. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by executing and delivering a subsequent proxy or by attending and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.


                                VOTING SECURITIES

     Stockholders of record as of the close of business on March 31, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date there were 18,231,470 outstanding shares of the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), and 15,020,000 outstanding shares of the Company's Class B Common Stock, $.01 par value per share (the "Class B Common Stock", which, together with the Class A Common Stock, are hereinafter collectively referred to as the "Common Stock"). All of the outstanding shares of the Class B Common Stock are owned by NYLIFE HealthCare Management, Inc. ("NYLIFE HealthCare"), a Delaware corporation and an indirect subsidiary of New York Life Insurance Company, a mutual insurance company organized and existing under the laws of the State of New York ("New York Life"). Unless otherwise provided, all shares of Class A Common Stock and Class B Common Stock included in this Proxy Statement have been adjusted to reflect a 2-for-1 stock split effected on October 30, 1998 (the "1998 Stock Split").

     The Class B Common Stock is convertible into shares of Class A Common Stock on a share-for-share basis at any time at the option of the holder, and will be automatically converted to Class A Common Stock upon any transfer to any entity other than New York Life or its affiliates. Each holder of the Class A Common Stock is entitled to one vote for each share held by such holder and each holder of the Class B Common Stock is entitled to ten votes for each share held by such holder. In all respects other than voting power and the convertibility of the Class B Common Stock, the Class A Common Stock and Class B Common Stock are identical. The Class A Common Stock and the Class B Common Stock vote together as a single class on all matters except where Delaware law or the Company's Certificate of Incorporation require otherwise.

     The presence, in person or by proxy, of the holders of shares entitled to cast a majority of the votes of all outstanding shares entitled to vote shall constitute a quorum at the Meeting. A stockholder who abstains from a vote by registering an abstention vote will be deemed present at the Meeting for quorum purposes but such abstention will have the same effect as a vote against the particular matter under consideration. In the event a nominee holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the Meeting for quorum purposes but will be disregarded. Thus, on the proposal to elect directors, which requires a plurality of the votes of shares present in person or represented by proxy and entitled to vote on the election of directors, abstentions and non-votes will have no effect. However, approval of each of the ESPP, the Deferred Compensation Plan, the Third and Fourth Amendments to the 1994 Plan, the First and Second Amendments to the 1992 Plan, and the Second Amendment to the Outside Directors Plan requires the affirmative vote of a majority of the votes of shares present, in person or by proxy, and entitled to vote at the Meeting, voting as a single class. Accordingly, abstentions will have the same effect as votes against these proposals, while non-votes will be disregarded and have no effect on the outcome of these proposals. Approval of each of the proposals to amend the Certificate of Incorporation requires the affirmative vote of a majority of the total voting power of the outstanding Class A Common Stock and Class B Common Stock voting together as a single class and voting separately by class. Accordingly, abstentions and non-votes will have the same effect as votes against these proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of March 1, 1999 (unless otherwise noted) by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Class A Common Stock or Class B Common Stock, (ii) each of the five most highly compensated executive officers and each director of the Company, and (iii) all executive officers and directors of the Company as a group. Included are amounts of shares which may be acquired on March 1, 1999 or within 60 days of March 1, 1999 pursuant to the exercise of stock options by employees or outside directors. Unless otherwise indicated, each of the persons or entities listed below exercise sole voting and investment power over the shares that each of them beneficially owns. All beneficial owners other than New York Life own shares of Class A Common Stock. New York Life, as a beneficial owner, owns Class B Common Stock. These percentages do not give effect to possible future issuances of capital stock. See "IX. And X. Proposals to Amend the Certificate of Incorporation to Increase Authorized Shares of Common Stock."

                                         SHARES BENEFICIALLY OWNED

             NAME AND ADDRESS              NUMBER   PERCENT OF
                                                       CLASS

     CLASS A COMMON STOCK:
       Howard I. Atkins..................       0        *
       Judith E. Campbell................       0        *
       Richard M. Kernan, Jr.............       0        *
       Richard A. Norling(1).............  48,000        *
       Frederick J. Sievert..............       0        *
       Stephen N. Steinig................       0        *
       Seymour Sternberg(2)..............   6,000        *
       Barrett A. Toan(3)................ 372,592       2.0%
       Howard L. Waltman(4)..............  19,200        *
       Norman Zachary(5).................  34,000        *
       Stuart L. Bascomb(6)..............  63,493        *
       Patrick J. Byrne(7)...............      20        *
       David A. Lowenberg(8).............  68,602        *
       George Paz (9)....................  21,039        *
       Directors and Executive
         Officers as a Group (20          792,345       4.3%
       persons)(10)......................
       Pilgrim Baxter &
         Associates, Ltd.(11)...........2,481,100      13.3%
         825 Duportail Road
         Wayne, Pennsylvania 19087
       AMVESCAP PLC(12).................2,229,600      11.9%
         11 Devonshire Square
         London, England EC2M 4YR

     CLASS B COMMON STOCK:
       NYLIFE HealthCare Management,
         Inc.(13)(14)(15)...............15,020,000      100%

 ..................

    * Indicates less than 1%

     (1) Consists of options for 48,000 shares granted under the Amended and Restated 1992 Stock Option Plan for Outside Directors (the "Outside Directors Plan").

     (2) Excludes 360 shares held by Mr. Sternberg's son, as to which shares Mr. Sternberg disclaims beneficial ownership.

     (3) Includes options for 348,000 shares granted under the Employee Stock Option Plans. See "Executive Compensation -- Stock Options" for a description of certain restrictions on Mr. Toan's ability to transfer shares subject to options and "Executive Compensation -- Employment Agreement" for a description of the terms of his employment agreement with the Company governing his options. Also included are 592 hypothetical share equivalents invested in the Company Stock Fund under the Deferred Compensation Plan, calculated as of March 1, 1999, using the February 26, 1999 per share closing price as reported on The Nasdaq National Market ("Nasdaq").

     (4) Consists of options for 19,200 shares granted under the Outside Directors Plan.

     (5) Consists of options for 34,000 shares granted under the Outside Directors Plan.

     (6) Includes options for 51,680 shares granted under the Employee Stock Option Plans, 10,300 shares owned by Mr. Bascomb, of which 3,300 shares are held as co-trustee (with shared voting and dispositive power) of a trust for the benefit of his mother, and 1,513 hypothetical share equivalents invested in the Company Stock Fund under the Deferred Compensation Plan, calculated as of March 1, 1999, using the February 26, 1999 per share closing price as reported on Nasdaq.

     (7) Consists of 20 hypothetical share equivalents invested in the Company Stock Fund under the Deferred Compensation Plan, calculated as of March 1, 1999, using the February 26, 1999 per share closing price as reported on Nasdaq.

     (8) Consists of options for 68,440 shares granted under the Employee Stock Option Plans, and 162 hypothetical share equivalents invested in the Company Stock Fund under the Deferred Compensation Plan, calculated as of March 1, 1999, using the February 26, 1999 per share closing price as reported on Nasdaq.

     (9) Consists of options for 21,000 shares granted under the Employee Stock Option Plans, and 39 hypothetical share equivalents invested in the Company Stock Fund under the Deferred Compensation Plan, calculated as of March 1, 1999, using the February 26, 1999 per share closing price as reported on Nasdaq.

     (10) Includes options for 742,400 shares granted under the Outside Directors Plan and the Employee Stock Option Plans, 2,645 hypothetical share equivalents invested in the Company Stock Fund under the Deferred Compensation Plan, calculated as of March 1, 1999, using the February 26, 1999 per share closing price as reported on Nasdaq.

     (11) The information with respect to the beneficial ownership of these shares as of December 31, 1998 has been obtained from a copy of an Amendment No. 10 to Schedule 13G dated February 10, 1999. Such filing reports that the beneficial owner is a registered investment advisor and it shares voting power with respect to all of the shares reported but has sole dispositive power as to all of the shares reported.

     (12) The information with respect to the beneficial ownership of these shares as of December 31, 1998 has been obtained from a copy of an Amendment No. 2 to Schedule 13G dated February 10, 1999. Such filing reports that the beneficial owner is a parent holding company and it shares voting power and dispositive power as to all of the shares reported.

     (13)  Messrs.  Atkins,  Kernan,  Sievert,  Steinig and  Sternberg,  and Ms.
Campbell, directors of the Company, are also directors and/or hold various executive positions with New York Life and/or NYLIFE HealthCare, as described herein. All of the foregoing directors disclaim beneficial ownership of the Company's Class B Common Stock owned by NYLIFE HealthCare.

     (14) NYLIFE HealthCare holds 15,020,000 shares of Class B Common Stock, which will be automatically converted upon transfer (other than to New York Life or its affiliates) at any time into shares of Class A Common Stock on a share-for-share basis and otherwise at the option of NYLIFE HealthCare.

     (15) If converted to Class A Common Stock, the Class B Common Stock would, as of March 1, 1999, represent approximately 45% of the outstanding Class A Common Stock.


                            I. ELECTION OF DIRECTORS

     At the Meeting, the entire Board of Directors, comprised of ten directors, is to be elected to serve until the next Annual Meeting of Stockholders or until their successors shall be duly elected and qualified. The number of directors was fixed by the Board of Directors pursuant to the Company's Bylaws. Unless otherwise specified, all proxies will be voted in favor of the ten nominees listed below as directors of the Company.

     The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. If a vacancy occurs among the original nominees prior to the Meeting, the proxies will be voted for a substitute nominee named by the Board of Directors and for the remaining nominees. Directors are elected by a plurality of the votes cast. NYLIFE HealthCare has indicated its intention to vote its shares for election of the ten nominees. Assuming NYLIFE HealthCare votes in favor of such nominees, such vote would be sufficient to elect the nominees. The following information is furnished as of March 1, 1999, with respect to each of the nominees for the Board of Directors:

NAME, POSITION AND PRINCIPAL OCCUPATION

     Howard I. Atkins, 48, was elected a director of the Company in January 1997. He has been an Executive Vice President and the Chief Financial Officer of New York Life since April 1996. From September 1991 until joining New York Life, Mr. Atkins was the Executive Vice President and Chief Financial Officer of Midlantic Bank Corporation. Mr. Atkins is also a director and officer of certain subsidiaries of New York Life and, until July 1998, was a director of NYLCare Health Plans, Inc. ("NYLCare"), a former subsidiary of New York Life that was sold to Aetna U.S. HealthCare Inc. ("Aetna") on July 15, 1998.

     Judith E. Campbell, 51, was elected a director of the Company in November 1997. Ms. Campbell has been a Senior Vice President and the Chief Information Officer of New York Life since June, 1997. From October, 1995 until joining New York Life, Ms. Campbell was Senior Vice President of Consumer Banking, Manager of Deposit Products, Consumer Payments and Direct Banking of PNCBank. Ms. Campbell served as a Senior Vice President of Midlantic Bank Corporation from May, 1992 until October, 1995, when Midlantic Bank was acquired by PNCBank. Ms. Campbell is also a director of certain subsidiaries of New York Life.

     Richard M. Kernan, Jr., 58, was elected a director of the Company in March 1992. He has been an Executive Vice President of New York Life since March 1991 and the Chief Investment Officer of New York Life since June 1997. Mr. Kernan is also Chairman of the Board of Trustees of The Mainstay Funds Limited, and the Chairman and CEO of Mainstay VP Series Fund, Inc., both subsidiaries of New York Life, and a director and officer of NYLIFE HealthCare and other New York Life subsidiaries. Mr. Kernan was also a director of NYLCare until July 1998.

     Richard A. Norling, 53, was elected a director of the Company in March 1992. Mr. Norling has been the Chief Executive Officer of Premier, Inc., the largest voluntary healthcare alliance in the U.S., since September 1998. From September 1997 until September 1998, Mr. Norling was the Chief Operating Officer of Premier. From July 1989 until joining Premier, Mr. Norling was the President and Chief Executive Officer of Fairview Hospital and HealthCare Services, a regional integrated network of hospitals, ambulatory care services and health care management enterprises.

     Frederick J. Sievert, 51, was elected a director of the Company in July 1995. Since January 1997, Mr. Sievert has been the Vice Chairman of New York Life. From February 1995 to December 1996, Mr. Sievert was an Executive Vice President of New York Life. From January 1992 to January 1995, Mr. Sievert was Senior Vice President of New York Life in charge of financial management and policyholder services for Individual Operations. Mr. Sievert is also a director and officer of other subsidiaries of New York Life and was a director of NYLCare until July 1998.

     Stephen N. Steinig, 53, was elected a director of the Company in January 1994. Since February 1994, Mr. Steinig has been Senior Vice President and Chief Actuary of New York Life. From February 1992 to February 1994, he was Chief Actuary and Controller of New York Life. Mr. Steinig is also an officer of other subsidiaries of New York Life and was a director of NYLCare until July 1998.

     Seymour Sternberg, 55, was elected a director of the Company in March 1992. Mr. Sternberg is the Chairman, President and Chief Executive Officer of New York Life. He has been with New York Life since February 1989, serving as the President and Chief Operating Officer from October 1995 to April 1997, the Vice Chairman from February to September 1995, and as an Executive Vice President from March 1992 to February 1995. Mr. Sternberg is also Chairman, Chief Executive Officer and President of NYLIFE HealthCare, and a director or an officer of a number of other New York Life subsidiaries. Mr. Sternberg also was a director of NYLCare until July 1998.

     Barrett A. Toan, 51, was elected Chief Executive Officer of the Company in March 1992, and President and a director in October 1990. Mr. Toan has been an executive employee of the Company since May 1989. Pursuant to Mr. Toan's employment agreement, failure of the stockholders to elect Mr. Toan to the Board of Directors would entitle Mr. Toan to terminate his employment for "Good Reason" (as defined in the agreement). See "Executive Compensation -- Employment Agreement."

     Howard L. Waltman, 66, was elected Chairman of the Board of the Company in March 1992. Mr. Waltman has been a director of the Company since its inception in September 1986. From 1983 until September 1992, Mr. Waltman was Chairman of the Board and Chief Executive Officer of Sanus Corp. Health Systems, a wholly owned subsidiary of New York Life, which became known as NYLCare. From September 1992 to December 31, 1995, Mr. Waltman served as Chairman of the Board of NYLCare.

     Norman Zachary, 72, was elected a director of the Company in March 1992. From June 1967 to November 1991, Mr. Zachary held various positions at Logica Data Architects, Inc. (formerly known as Data Architects, Inc.) ("Logica"), a consulting and software development company, including serving as President and a director until November 1990. Logica provided consulting services to New York Life from time to time.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has established an Executive Committee, an Audit Committee and a Compensation Committee of the Board of Directors. During intervals between meetings of the Board of Directors, the Executive Committee (comprised of Messrs. Kernan, Sievert, Sternberg (Chairperson), Toan, Waltman and Zachary) has all the powers and authority of the Board of Directors, except as otherwise provided by the Board of Directors, the Company's Bylaws, or as required by law. The Audit Committee (comprised of Messrs. Norling, Steinig and Zachary (Chairperson)) reviews the internal controls of the Company and the objectivity of its financial reporting. In addition, the Audit Committee must review and, by majority vote, approve material transactions with related parties (see "Certain Relationships and Related Transactions - Approval of Related Party Transactions"). A majority of the Audit Committee must be unaffiliated with the Company and its affiliates. The Compensation Committee (comprised of Messrs. Sievert (Chairperson), Sternberg and Zachary) administers the Company's compensation plans. The Company does not have a standing Nominating Committee.

     During 1998, the Board of Directors held nine meetings, the Executive Committee held five meetings, the Audit Committee held five meetings and the Compensation Committee held twelve meetings. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and the Committees on which he or she served during 1998, except Mr. Steinig, who attended approximately 67%.

                             DIRECTORS' COMPENSATION

     Directors of the Company who are also employed by the Company or New York Life or its subsidiaries do not receive compensation for serving as directors. During 1998, directors who were not employees of the Company or New York Life or its subsidiaries received an annual retainer of $10,000 and a fee of $750 for each Board or Committee meeting attended. The Company also reimburses non-employee directors for out-of-pocket expenses incurred in connection with attending Board and Committee Meetings.

     Under the Outside Directors Plan, prior to the amendment thereto effective January 24, 1996, each non-employee director received a one-time grant of a ten-year option to purchase 28,000 shares of Class A Common Stock at an exercise price equal to the fair market value of the Class A Common Stock at the date of grant. This option became exercisable in three equal annual installments on the first three anniversaries of the grant date. Mr. Norling and Mr. Zachary were granted options to purchase 28,000 shares each upon the closing of the Company's initial public offering in June 1992.

     Effective January 24, 1996, each non-employee director who is first elected or appointed as a non-employee director on or after such date shall receive a ten-year option to purchase 48,000 shares of the Class A Common Stock as of the date of the first Board meeting he or she attends as a non-employee director. These options will become exercisable in five equal installments at the rate of one-fifth per year on each anniversary of the grant date. In addition, each non-employee director who was first elected or appointed as a non-employee director prior to January 24, 1996 received an option to purchase 20,000 shares, in addition to the 28,000 previously granted. These additional options vested in two installments of 10,000 shares each on June 16, 1996 and June 16, 1997. The exercise price of all options granted under the Outside Directors Plan is equal to the fair market value of the Class A Common Stock at the date of grant. Mr. Norling and Mr. Zachary were each granted options to purchase 20,000 additional shares effective January 24, 1996, and Mr. Waltman was granted an option to purchase 48,000 shares effective May 22, 1996.

     The Company is proposing to amend the Outside Directors Plan to award additional options to each non-employee director, adjust the number of shares to be issued to each director to reflect the 1998 Stock Split and modify certain of the vesting provisions of options granted under the plan. See "VIII. Proposal to Approve the Second Amendment to the Express Scripts, Inc. Amended and Restated 1992 Stock Option Plan for Outside Directors."

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's compensation plans, including the Company's employee stock option plans and its recently adopted Executive Deferred Compensation Plan. The Committee's overall recommendations regarding compensation are subject to approval of the Board of Directors; although the Committee has authority to grant stock options under the Company's employee stock option plans, it now recommends stock option grants for executive officers to, and acts in conjunction with, the full Board of Directors in awarding stock options to such individuals in order to comply with the rules adopted under Section 16 of the Securities Exchange Act of 1934, as amended.

COMPENSATION PLAN

     The Company's general compensation policy for its executive officers, including the Chief Executive Officer ("CEO"), is to provide short-term compensation consisting of two components, a fixed base salary and a cash bonus awarded based upon specific short-term financial and non-financial objectives for the individual and the Company, and long-term compensation consisting of options to purchase the Company's stock based upon the Committee's judgment as to the relative contribution of each officer to the long-term success of the Company. In addition, the Company has adopted a deferred compensation plan for senior executives and has entered into severance agreements with certain key executives. The CEO consults with the Committee regarding the compensation of the Company's executive and senior vice presidents. The Committee reviews executive compensation on an annual basis.

     The Company's policy is to combine short-term compensation, long-term incentive compensation and other components of the compensation package for executives to create a total compensation package that is competitive with compensation packages for executive officers of similarly sized companies in comparable businesses.

     During 1998, the Company engaged a nationally recognized consulting firm to review compensation levels for the Company's executive officers. The study was based on a group of comparable companies in health care and information intensive businesses, together with other companies with high-growth characteristics similar to those of the Company (the "Comparable Companies"). The consultant determined that the Company's executive officers, including its CEO, were generally compensated at levels lower than the 50th percentile of total compensation received by executives in comparable positions at the Comparable Companies. Accordingly, the Committee approved certain adjustments to the base salary and bonus levels for the executive officers to take effect March, 1999 to bring executive compensation in line with the 50th percentile level of compensation for the Comparable Companies. The Committee also recommended long-term incentive compensation awards in the form of additional stock options, which were made in December 1998, and the implementation of a deferred compensation plan, both as discussed below.

     The Committee continues to evaluate the impact of Section 162(m) of the Internal Revenue Code on the deductibility of executive officer compensation. The Committee is endeavoring to maximize the deductibility of compensation to the extent practicable while maintaining competitive compensation.

COMPONENTS OF EXECUTIVE COMPENSATION

     BASE SALARY: The Committee determines the salary ranges for each executive officer position in the Company based upon the level and scope of responsibilities of the position and the pay levels of similarly positioned executive officers in companies deemed comparable by the Committee. The CEO's evaluation of the level of responsibility of each position (other than his own) and the performance of each other executive officer is of paramount importance when base salary is determined. For 1998 compensation, which was determined in late 1997, the Committee obtained information about the salary and total compensation of officers in comparable companies through review of published reports and periodic surveys, and from the consulting firm described above.

     ANNUAL BONUS COMPENSATION: Each executive officer's bonus currently has two components: (i) an amount based on the Company's profitability goal for the year, and (ii) an amount based on achieving specific work plan objectives. For each executive officer, each component of the bonus is expressed as a specific dollar amount. In general, the profitability component represents approximately 43 percent of the total annual bonus amount, and the work plan objectives represent the remaining 57 percent. The potential bonus amount for 1998 for any executive officer (other than the CEO) is between approximately 31 percent and 50 percent of their respective base salary, depending on the extent to which that executive officer's department can help meet certain Company-wide goals.

     Executive officers are eligible for annual bonus payments only to the extent that the Company meets certain predetermined profitability goals, which are approved by the Board in its annual review of the Company's budget. For 1998, the goals were based on the Company's budgeted net income for 1998. If the Company meets these profitability goals, the executive will receive the specified profitability portion of the bonus.

     In determining the amount of the work plan bonus component to be paid, the Committee examines the executive's individual contribution to his or her departmental work plan and the extent to which the departmental work plan goals have been achieved. The departmental work plan goals are determined based upon the departmental function, and include such items as development and marketing of new products and programs within a specified time frame, systems enhancements to support new products and programs, improvements in mail service pharmacy processing costs and enhancements in the provider networks. The work plan bonus for 1998 is available only to the extent that the Company's overall 1998 profitability goals are achieved.

     For 1998, actual aggregate bonuses paid to current executive officers, including the CEO, represented approximately 33% of the salaries and bonuses paid to these officers, which is the same level as the 1997 aggregate bonuses. Actual aggregate bonuses paid to all current executive officers who received bonuses for 1998 represented approximately 91% of the total amounts allocated for bonuses for these executive officers and approximately 17% of the total bonus amounts paid to all employees for 1998, compared to 94% and 28%, respectively, in 1997.

     In addition, in connection with the Company's acquisition of ValueRx on April 1, 1998, the Company created an additional incentive compensation program for various employees, including two of the executive officers named in the Summary Compensation Table (the "Named Officers"), involved in integrating the operations of ValueRx with the Company's existing operations (the "Integration Compensation"). The executive officers participating in the Integration Compensation program can earn a bonus award of up to 100% of their base salary for 1998, and up to 300% of their base salary for 1999, based on the achievement of certain Company-wide financial performance goals, such as earnings before interest, taxes, depreciation and amortization, as well as individual performance goals, such as departmental integration objectives. The Company-wide financial goals, which are measured objectively, were achieved for 1998. Individual goals were measured subjectively, and each participating executive officer achieved between 75 and 85 percent of their individual goals. Overall, the executive officers participating in this program earned, in the aggregate, bonus awards equaling an average of approximately 86% of their annual salary.

     During 1998, the Company began a planning process for implementation of a Shareholder Value Management incentive compensation system (the "SVM System"), which is a formula-based plan that is based on the concept of "economic profit" created by the Company, to replace, in whole or in part, the existing annual bonus compensation system described above beginning in 1999. The SVM System focuses on after-tax operating profit less a charge for invested capital. Essentially, it measures the Company's operating profit after subtracting all costs associated with generating those profits. Bonuses awarded will vary directly with the amount by which after-tax operating profit exceeds the cost of the invested capital. Thus, the SVM System rewards managers who increase stockholder value by most effectively deploying the capital contributed by the stockholders, and places bonuses at risk if targeted economic profit levels are not achieved. Consequently, the Committee believes that the SVM System will better align management's incentive compensation with the creation of stockholder value. The details of the SVM System are still being determined.

     LONG TERM INCENTIVE COMPENSATION: Long-term incentive compensation is in the form of the Company's employee stock option plans, which are designed to align the executive's incentive compensation more directly with stockholder values by linking compensation to the performance of the Company's stock.
Long-term compensation is also designed to encourage executives to make career commitments to the Company. Each executive officer receives an initial option grant upon employment with the Company, and typically receives an annual grant of additional stock options thereafter. The size of an executive's stock option award is based upon the CEO's and the Committee's subjective evaluation of the contribution that the executive officer is expected to make to overall growth and profitability of the Company during the vesting period of the options. The Committee also considers comparable long-term incentive compensation levels at the Comparable Companies. In addition, in connection with the Company's acquisition of ValueRx, the Committee awarded stock options to various key employees, including four of the Named Officers, to provide an additional incentive in connection with the integration process.

     Stock options are granted with an exercise price equal to the market value on the date of grant and constitute compensation only if the Company's stock price increases thereafter. The Committee has discretion to determine the vesting schedule for each option grant and generally has made grants that become exercisable in equal amounts over five years. In general, executives must be employed by the Company at the time of vesting in order to exercise their options. Reference is made to the text of the Company's employee stock option plans for detailed information on the terms of these plans.

     DEFERRED  COMPENSATION  PLAN:  In  December  1998,  the Board of  Directors
adopted the Express Scripts, Inc. Executive Deferred Compensation Plan (the "EDCP"), which also serves as a supplemental retirement plan for executives. The EDCP provides eligible senior and vice-president-level executive employees of the Company and its subsidiaries the opportunity to (i) defer the receipt and taxation of up to 50% of the individual's annual base salary and 100% of his or her annual bonus, and (ii) receive certain annual and past-service contributions from the Company that represent a percentage of the individual's salary and cash bonus compensation. Amounts deferred by participants and Company contributions are assumed to have been invested in any of a number of mutual funds and a Company Common Stock fund. The Board adopted the EDCP and approved the Company's annual and past-service contributions for 1999, which were based upon percentages of the participating executive's cash compensation during 1998 and during his or her tenure as a senior executive, respectively, at the recommendation of the Committee, which was based, in part, upon the study of Comparable Companies described above. The purpose of the EDCP is to provide key executives with more competitive retirement and capital accumulation benefits, to retain and provide incentive to the Company's key executives, and to increase the Company's ability to attract mid-career executives to senior executive positions with the Company. Any compensation deferred under the EDCP would not be included in the $1,000,000 limit provided for under Section 162(m) of the Internal Revenue Code until the year in which distributions from the EDCP are actually made to the participants. Nine of the Company's executive officers, including all of the Named Officers, have elected to participate in the EDCP, beginning March 1, 1999. See "III. Proposal to Approve the Express Scripts, Inc. Executive Deferred Compensation Plan" for additional information regarding the EDCP, including amounts that the Company has contributed or will contribute to participating executives' accounts during 1999.

     SEVERANCE ARRANGEMENTS: On January 27, 1998, the Board of Directors authorized the Company to enter into severance agreements with certain executives selected by the Board of Directors, upon recommendation of the Compensation Committee, from time to time. Eight executives, including all of the Named Officers other than the Company's CEO, have entered into such agreements with the Company (the CEO had previously entered into an employment agreement with the Company that includes a severance agreement). The severance agreements are designed generally to encourage the Company's key management personnel to remain with the Company and its subsidiaries and to continue to devote their full attention to the Company's business, without distraction from personal uncertainties and risks created by certain events that are not within their control. The severance agreements are operative only in the event the executive's employment with the Company or any of its subsidiaries, as the case may be, terminates for any reason other than death, disability or "cause", or in the event that the executive voluntarily terminates employment for "good reason" (as such terms are defined in the agreements). The severance benefit thereunder generally will be an amount equal to (i) one year's salary at the rate in effect on the date of termination, plus (ii) an amount equal to the current year's bonus potential multiplied by the average percentage of the bonus potential realized by the executive over the preceding three years, prorated for the portion of the year of termination during which the executive was employed by the Company. See "Executive Compensation-Severance Agreements" for additional information regarding the severance agreements.

THE CHIEF EXECUTIVE OFFICER'S COMPENSATION

     The Committee evaluates the performance of the CEO for purposes of recommending to the Board his annual base pay adjustment and annual bonus award. The Committee also determines his annual stock option award. The factors considered in recommending an increase in the CEO's salary in 1998 related to the overall performance of the Company, particularly the increase in revenues, membership, net income and earnings per share, which were subjectively evaluated by the Committee. Another factor was the percentage increase in salary allocated to certain senior executives of the Company in general, although this factor was of secondary importance.

     Under his employment agreement with the Company, during 1998 the CEO could earn an annual bonus of up to 80% of his base salary for 1998 based upon achievement of performance objectives set by the Board upon recommendation of the Committee. As of the date of this Report, the Committee is currently negotiating the terms of a new employment agreement with Mr. Toan, pursuant to which Mr. Toan would be eligible for an annual bonus award of 100% of his base salary for 1999 and future periods. Mr. Toan's bonus award for 1998 performance was recommended by the Committee based upon the Company's attainment of its profitability and enrollment goals, which were weighted equally, and for his performance of the 1998 non-financial work plan objectives that were assigned to him. The factors used in the non-financial work plan objectives related to such items as the acquisition of ValueRx and integration of its operations, systems and personnel with those of the Company, the negotiation of the pending acquisition of Diversified Pharmaceutical Services, and strengthening of the Company's internal management structure, all of which were subjectively weighted.

     In December 1998, the Committee, acting jointly with the Board of Directors, awarded the CEO additional options to acquire shares of the Company's Class A Common Stock in view of the importance of his expected contribution to the Company's long term goals of sustaining revenue and earnings growth, increasing market penetration and improving service effectiveness and efficiency.


March 9, 1999                        COMPENSATION COMMITTEE

                                     Frederick J. Sievert, Chairman
                                     Seymour Sternberg
                                     Norman Zachary


     The Compensation Committee Report on Executive Compensation and the performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement or portions thereof into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Sternberg is the Chairman, President and Chief Executive Officer of New York Life; Chairman, President and Chief Executive Officer of NYLIFE HealthCare; and, until July 1998, was a director of NYLCare, a former subsidiary of NYLIFE HealthCare. Mr. Sievert is the Vice Chairman of New York Life and, until July 1998, was a director of NYLCare. In July 1998, New York Life sold NYLCare to Aetna. The Company was (and continues to be under the Aetna ownership regime) a party to agreements with NYLCare pursuant to which the Company provides pharmacy benefit management services to certain group policyholders of NYLCare and various pharmacy benefit management, informed decision counseling, vision care and infusion therapy services to health maintenance organizations owned or managed by NYLCare. In 1998, the Company derived $145,758,000, or 5.2% of its net revenues from services provided to NYLCare while NYLCare was an indirect subsidiary of New York Life (i.e., for the period January 1 to July 15, 1998). See "Certain Relationships and Related Transactions" for a more complete description of this and certain other transactions involving the Company and New York Life or its affiliates.

                               PERFORMANCE GRAPH

     The following performance graph compares the cumulative total stockholder return of the Company's Class A Common Stock, commencing January 1, 1993, with the cumulative total return on the Standard & Poor's Health Care 500 Index and the Standard & Poor's 500 Index, to the end of 1998. These indices are included only for comparative purposes as required by Securities and Exchange Commission rules in effect as of the date of this Proxy Statement and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the Class A Common Stock, and are not intended to forecast or be indicative of possible future performance of the Class A Common Stock. [Performance Graph to be inserted by Printer]

                [Performance Graph, in tubular format, follows]




                                                                         INDEXED RETURNS
                                                                           Years Ending
                                       Base
                                      Period
Company/Index                          Dec93        Dec94          Dec95          Dec96            Dec97           Dec98
-------------------------------------------------------------------------------------------------------------------------
EXPRESS SCRIPTS INC  -CL A               100          156.38        217.02          152.66          255.32          571.28
S&P 500 INDEX                            100          101.32        139.40          171.40          228.59          293.91
HEALTH CARE-500                          100          113.12        178.55          215.61          309.86          446.87




                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for all services rendered in all capacities to the Company for the fiscal years ended December 31, 1998, 1997 and 1996, by the Company's chief executive officer and its other four most highly compensated executive officers (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE


                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                  ANNUAL COMPENSATION                     AWARDS
                                      ____________________________________________     ____________

                                                                                        SECURITIES
                                                                      OTHER ANNUAL      UNDERLYING         ALL OTHER
                            YEAR       SALARY($)       BONUS ($)     COMPENSATION($)    OPTIONS(#)      COMPENSATION($)
-----------------------------------------------------------------------------------------------------------------------

BARRETT A. TOAN
  PRESIDENT, CHIEF          1998        406,920(1)    308,000(1)           --              70,000(2)        304,083(3)
  EXECUTIVE OFFICER AND     1997        332,256(1)    250,000(1)           --                 28,000          2,000(4)
  DIRECTOR                  1996        290,769(1)    204,000(1)           --                 28,000          2,000(4)

STUART L. BASCOMB
  EXECUTIVE VICE            1998           258,269    134,000(5)           --              28,300(6)        222,282(7)
  PRESIDENT                 1997           210,815     95,380(5)           --                  8,200          2,000(4)
                            1996           193,877     80,000(5)           --                  8,000          2,000(4)
PATRICK J. BYRNE
  SENIOR VICE PRESIDENT     1998        138,846(8)    241,650(9)           --             33,100(10)        12,523(11)
  PLYMOUTH SITE             1997               N/A           N/A           --                    N/A               N/A
  OPERATIONS                1996               N/A           N/A           --                    N/A               N/A

DAVID A. LOWENBERG
  SENIOR VICE PRESIDENT     1998           215,961    281,776(9)           --             29,800(12)        84,517(13)
  AND DIRECTOR OF SITE      1997           150,769     63,844(5)           --                  5,100          2,000(4)
  OPERATIONS                1996           145,000     53,000(5)           --                 10,000          2,000(4)

GEORGE PAZ
  SENIOR VICE PRESIDENT     1998       240,385(14)    117,500(5)           --            124,800(15)        57,592(16)
  AND CHIEF FINANCIAL       1997               N/A           N/A           --                    N/A               N/A
  OFFICER                   1996               N/A           N/A           --                    N/A               N/A

     (1) Represents compensation awarded pursuant to the employment agreement between Mr. Toan and the Company, which agreement was replaced with a new agreement effective as of April 1, 1999 (see "Executive Compensation -- Employment Agreement") and the Company's annual bonus plan (see Note 5 below).

     (2) Consists of 20,000 stock options awarded on May 27, 1998, and 50,000 stock options awarded on December 16, 1998.

     (3) Consists of past service credit contribution of $302,083 by the Company under its Deferred Compensation Plan (see "III. Proposal to Approve the Deferred Compensation Plan" for more information), and $2,000 matching contribution in connection with the Company's 401(k) Plan.

     (4) Consists of the Company's matching contribution in connection with the Company's 401(k) Plan.

     (5) Consists of amounts earned pursuant to the Company's annual bonus plan. The portion of the bonus based on each Named Officer's workplan objectives is evaluated based on workplan performance from March 15 through the following March 14.

     (6) Consists of 8,000 stock options awarded on April 1, 1998, and 20,300 stock options awarded on December 16, 1998.

     (7) Consists of past service credit contribution of $220,282 by the Company under its Deferred Compensation Plan, and $2,000 matching contribution in connection with the Company's 401(k) Plan.

     (8) Mr. Byrne joined the Company on April 1, 1998.

     (9) Consists of amounts earned pursuant to the Company's annual bonus plan (see Note 5 above) and amounts earned for integration bonuses awarded in connection with the Company's acquisition of ValueRx.

     (10) Consists of 22,000 stock options awarded on June 6, 1998, and 11,100 stock options awarded on December 16, 1998.

     (11) Consists of past service credit contribution of $10,523 by the Company under its Deferred Compensation Plan, and $2,000 matching contribution in connection with the Company's 401(k) Plan.

     (12) Consists of 10,000 stock options awarded on April 1, 1998, and 19,800 stock options awarded on December 16, 1998.

     (13) Consists of past service credit contribution of $82,517 by the Company under its Deferred Compensation Plan, and $2,000 matching contribution in connection with the Company's 401(k) Plan.

     (14) Mr. Paz joined the  Company  on  January  5, 1998.

     (15) Consists of 100,000 stock options awarded on January 7, 1998, 5,000 stock options awarded on April 1, 1998, and 19,800 stock options awarded on December 16, 1998.

     (16) Consists of past service credit contribution of $20,000 by the Company under its Deferred Compensation Plan, and reimbursement of relocation expenses of $37,592.



STOCK OPTIONS

     The table below sets forth certain information on the grants of stock options to the Named Officers pursuant to the Employee Stock Option Plans during 1998.

                        OPTION GRANTS IN FISCAL YEAR 1998
                                INDIVIDUAL GRANTS

                                    NUMBER OF
                                   SECURITIES      PERCENT OF TOTAL
                                   UNDERLYING       OPTIONS GRANTED                                           GRANT DATE
                                     OPTIONS        TO EMPLOYEES IN       EXERCISE          EXPIRATION       PRESENT VALUE
NAME                               GRANTED (#)      FISCAL YEAR(4)     PRICE ($/SH)(5)         DATE             ($)(6)
----                               -----------      --------------     ---------------         ----             ------
Barrett A. Toan                  20,000   (1),(2)        1.60%            $ 38.9375          05/27/08          $ 361,200
                                 50,000   (2),(3)        4.00%              55.1250          12/16/08            868,500

Stuart L. Bascomb                 8,000   (7),(8)        0.64%              42.3907          04/01/08            157.280
                                 20,300   (7),(3)        1.62%              55.1250          12/16/08            519,071

Patrick J. Byrne                 22,000   (7),(9)        1.76%              37.4375          06/06/08            382,140
                                 11,100   (7),(3)        0.89%              55.1250          12/16/08            283,827

David A. Lowenberg               10,000   (7),(8)        0.80%              42.3907          04/01/08            196,600
                                 19,800   (7),(3)        1.58%              55.1250          12/16/08            506,286

George Paz                      100,000  (7),(10)        8.00%              28.4063          01/07/08          1,318,000
                                  5,000   (7),(8)        0.40%              42.3907          04/01/08             98,300
                                 19,800   (7),(3)        1.58%              55.1250          12/16/08            506,286

     (1) Consists of options awarded on May 27, 1998.

     (2) Such options are fully exercisable from date of grant. The shares subject to the options are restricted from transfer with the transfer restriction lapsing as to 20% of such shares on each anniversary date of the date of grant. Under the terms of Mr. Toan's employment agreement, the transfer restriction is subject to complete lapse in the event of a "Change of Control" of the Company (as defined in the agreement) or termination of Mr. Toan's employment by the Company without "Cause" (as defined in the agreement), by Mr. Toan for "Good Reason" (as defined in the agreement) or by reason of death, disability or retirement. Pursuant to his employment agreement, Mr. Toan may also have the right to require the Company to purchase a portion of his shares within 12 months after his termination of employment without Cause, for Good Reason or upon death or disability. See "Executive Compensation -- Employment Agreement." Upon termination of Mr. Toan's employment, the Company will purchase any shares issued upon the exercise of the options that remain subject to the transfer restriction, at the lesser of the option exercise price or the then current market value of the Class A Common Stock.

     (3) Consists of options awarded on December 16, 1998.

     (4) Total options granted to employees in fiscal year 1998 includes all options granted to employees in 1998.

     (5) Represents the closing price per share as reported on Nasdaq on the date preceding the date of grant.

     (6) Such estimated value is derived using the Black-Scholes method taking into account the following key assumptions:

     (a) volatility of 43.24% calculated using daily stock prices for the 24-month period prior to the grant date; (b) 0% dividend yield; (c) an interest rate of 5.40% which represents the average interest rate on a U.S. Treasury security on the applicable date of grant with a maturity date corresponding to that of the option term; (d) 10-year option term; (e) an exercise price equal to the fair market value on the date of grant, and (f) vesting of 20% per year on each of the first five anniversaries of the date of grant. The resulting Black-Scholes value was discounted by approximately 26.91% to reflect the probability of a shortened option term due to termination of employment prior to the option expiration date. The actual value of the options will depend on the excess of the market price of the shares over the exercise price on the date the options are exercised, and may vary significantly from the theoretical values estimated by the Black-Scholes model.

     (7) Become exercisable as to 20% of the shares subject to the option on each anniversary of the date of grant. The options shall terminate in the event of a "change in control" of the Company, whereby the Company shall pay the employee an amount equal to the excess of the "change of control price" (as defined in the Employee Stock Option Plans) over the exercise price thereof, for the vested options or all options, depending on whether an offer of "comparable employment" (as defined in the Employee Stock Option Plans) is made to and accepted by the employee. The options terminate upon termination of employment unless the employee dies, retires or is permanently disabled, or his or her employment is terminated without cause.

     (8) Consists of options awarded on April 1, 1998.

     (9) Consists of options awarded on June 6, 1998.

     (10) Consists of options awarded on January 7, 1998.

     The Company has no plan under which it may grant stock appreciation rights.

     The table set forth below provides certain information with respect to the 1998 fiscal year-end value of options to purchase the Company's Class A Common Stock granted to the Named Officers and options exercised during such period.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1998
                        AND FISCAL YEAR-END OPTION VALUES


                                                                              NUMBER OF SECURITIES
                                                                             UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED
                                                                             OPTIONS AT FISCAL YEAR    IN-THE-MONEY OPTIONS
                                                                                    END (#)           AT FISCAL YEAR END ($)
                            SHARES ACQUIRED ON                                    EXERCISABLE/             EXERCISABLE/
NAME                           EXERCISE (#)         VALUE REALIZED ($)(1)        UNEXERCISABLE           UNEXERCISABLE (2)
----                           ------------         ---------------------        -------------           -----------------
Barrett A. Toan                     --                       --                    348,000/0              $14,926,375/$0
Stuart L. Bascomb                   --                       --                  44,880/64,220         $2,332,040/$2,057,834
Patrick J. Byrne                    --                       --                     0/33,100                $0/$786,325
David A. Lowenberg                  --                       --                  56,440/73,560         $3,079,293/$2,479,623
George Paz                          --                       --                    0/124,800               $0/$4,233,142

     (1) Based on the difference between the sale price and the exercise price.

     (2) Based on $67.125, the closing price of the Class A Common Stock as reported on Nasdaq on December 31, 1998. On March 26, 1999, the closing price of the Class A Common Stock was $75.50.



EMPLOYMENT AGREEMENT

     Effective as of April 1, 1999, the Company entered into a new Employment Agreement with Mr. Toan for an initial term extending through March 31, 2002, pursuant to which Mr. Toan will serve as the Company's Chief Executive Officer and President and a member of the Board of Directors. On April 1, 2001 and on each April 1 thereafter, the term of the Employment Agreement will be extended for an additional one year unless either party has given the other written notice of termination at least 30 days prior to such April 1, provided that the Employment Agreement will terminate when Mr. Toan reaches age 65. The Employment Agreement provides for an annual base salary of $650,000, subject to increase in the discretion of the Board of Directors. Pursuant to the Employment Agreement, Mr. Toan is also eligible to participate in the Company's Annual Bonus Plan for senior executives and will be eligible for target bonuses thereunder of a minimum of 100% of his annual base salary, payment of which will depend upon the Company meeting certain targeted financial and non-financial objectives determined each year by the Board in its discretion. The Employment Agreement replaced a previous employment agreement, which would have expired no earlier than March 31, 2001. In addition to increases in annual base salary and potential bonus compensation, the new Employment Agreement includes provisions governing the vesting of options (and restricted shares issued upon exercise of such options) granted under the Employee Stock Option Plans, the termination of Mr. Toan's employment and severance benefits that differ from the comparable terms of his previous employment agreement.

     Pursuant to the Employment Agreement, on or about May 26, 1999, Mr. Toan will receive a one-time grant of nonqualified options to purchase 70,000 shares of Class A Common Stock at an exercise price equal to the fair market value of Class A Common Stock on the date of grant, and said options to vest in five equal annual installments on each of the first five anniversaries of the date of grant. Subject to the Board's sole discretion, Mr. Toan will continue to be eligible to receive annual option grants under the Company's Employee Stock Option Plans, as determined by the Compensation Committee. The Employment Agreement also provides that all of Mr. Toan's stock options granted under the Employee Stock Option Plans, including those granted prior to the date of the Employment Agreement, and all of Mr. Toan's restricted shares acquired upon exercise of such options will become fully vested upon (i) a "Change of Control," (ii) termination of Mr. Toan's employment by the Company without "Cause," (iii) termination by Mr. Toan for "Good Reason" and (iv) Mr. Toan's death or "Disability"(as each such capitalized term is defined in the Employment Agreement). Upon the occurrence of any of the foregoing events, Mr. Toan's options will remain exercisable for 18 months after such event (or until the expiration date of the option, if the remaining term of the option is less than 18 months). In addition, Mr. Toan may exercise his vested options within 30 days after termination of his employment by the Company for Cause or by Mr. Toan without Good Reason.

     Pursuant to Mr. Toan's previous employment agreement, effective upon the Company's initial public offering in June 1992, Mr. Toan received options to purchase 280,000 shares of Class A Common Stock under the 1992 Plan, which are exercisable at $3.25 per share, and he has received additional options on an annual basis. These options are nonqualified options and are exercisable in full immediately. If Mr. Toan exercises any of these options prior to the fifth anniversary of the date of grant, however, the shares received upon exercise, to the extent exceeding a number of shares equal to the product of (x) 20% of the number of shares subject to the options, and (y) the number of whole years elapsed since the date of grant, will be "restricted shares" and subject to forfeiture. A pro rata portion of the restricted shares received will vest on each succeeding anniversary until the fifth anniversary after the date of grant, provided, however, that, pursuant to the Employment Agreement, the restricted shares will vest immediately under the same circumstances that cause any of his options to become fully vested, as described in the immediately preceding paragraph.

     The Employment Agreement also provides Mr. Toan the right to tender to the Company, within 12 months after his termination without Cause, for Good Reason or upon death or Disability, shares of Class A Common Stock equal to the greater of (a) the number of shares subject to options granted to him during the calendar year preceding such termination or (b) 70,000 shares (with (a) and (b) adjusted for any stock splits occurring after the date of grant and the date of the Employment Agreement, respectively). In such event, the Company must repurchase such shares for the "Fair Market Value" (as defined in the Employment Agreement) of such shares as of the date of tender. Under the Employment
Agreement, however, Mr. Toan's right to tender such shares will not become effective until and unless the Financial Accounting Standards Board ("FASB") formally adopts new accounting rules such that such right would not require the Company to use "variable plan accounting" or similar "mark-to-market" accounting, which could result in additional expense to the Company, to reflect such right.

     If the Company terminates Mr. Toan's employment without Cause or Mr. Toan terminates his employment for Good Reason, the Employment Agreement requires the Company to pay Mr. Toan the following amounts: (i) three times his annual base salary then in effect; (ii) three times the greater of (A) his annual bonus for the preceding calendar year or (B) his target bonus for the year of termination;
(iii) all amounts accrued but unpaid as of the date of termination; and (iv) three times the amount or amounts the Company credited to Mr. Toan's account under the Deferred Compensation Plan for the calendar year preceding termination (excluding past service credits for years prior to 1999). The Company must also continue Mr. Toan's employee life and health benefits (except long-term disability insurance coverage) until the earlier of (x) three years following his termination, (y) the date he becomes covered under another employer's plans or (z) the last day of the month in which he reaches age 65. Among other events, the failure of the Company's stockholders to elect Mr. Toan to the Board of Directors constitutes Good Reason under the Employment Agreement.

     In the event of any Change of Control that results in Mr. Toan's liability for the payment of an excise tax under Section 4999 of the Code (or any similar tax under any federal, state, local or other law), the Company will make a "gross-up" payment which, in general, will effectively reimburse Mr. Toan in full for any such excise taxes.

     Mr. Toan's Employment Agreement requires that the Employee Stock Option Plans be amended at the Meeting in order to ensure the effectiveness of certain provisions of the Agreement relating to stock options granted under the Employee Stock Option Plans. See "VI. Proposal to Approve the Fourth Amendment to the Express Scripts, Inc. Amended and Restated 1994 Stock Option Plan" and "VII. Proposal to Approve the Second Amendment to the Express Scripts, Inc. Amended and Restated 1992 Stock Option Plan."

SEVERANCE AGREEMENTS

     On January 27, 1998, the Board of Directors authorized the Company to enter into severance agreements with executives selected by the Board of Directors upon recommendation of the Compensation Committee. The severance agreements are designed generally to encourage the Company's key management personnel to remain with the Company and its subsidiaries and to continue to devote their full attention to the Company's business without distraction from personal uncertainties and risks created by certain events that are not within their control. The severance agreements are operative only in the event the executive's employment with the Company terminates for reasons discussed below. Eight executives, including all of the Named Officers other than Mr. Toan, the Company's Chief Executive Officer, have entered into such agreements with the Company. (Mr. Toan has entered into an employment agreement with the Company that includes a severance agreement - see "Employment Agreement" above.)

     The severance agreements generally provide that, in the event of termination of the executive's employment with the Company for any reason other than death or disability (as defined in the agreements) and other than for "cause" (as defined in the agreements, relating generally to acts constituting a felony, gross dishonesty or gross misconduct or willful violations of obligations to the Company), or in the event that the executive terminates employment for "good reason" (as defined in the agreements, relating generally to breaches of the agreement by the Company or changes in the executive's job location, title, authority, duties, compensation or benefits), the executive will be entitled to receive, subject to certain conditions, a cash severance benefit payable in four substantially equal quarterly payments in an aggregate amount equal to: (i) twelve (12) times the monthly base salary being paid to the executive immediately prior to the date of termination plus (ii) an amount equal to the product of (x) the executive's "bonus potential" (as determined in accordance with the agreements) for the year in which the date of termination occurs, multiplied by (y) the average percentage of the bonus potential earned by the executive for the three full years immediately preceding such year (or such shorter period if the executive was employed by the Company for less than three full years and received or was eligible to receive a bonus during such period), which product will be prorated for the portion of the year of termination in which the executive was employed by the Company. As a condition to receiving severance benefits an executive must execute a release of certain claims against the Company and, in specified circumstances, agree to certain non-competition restrictions. All payments will be discontinued in the event of a breach by the executive. Any amounts earned by the executive from employment with a third party prior to the final payment of amounts payable under the severance agreement will reduce the severance benefit due the executive thereunder, except that no such reduction will be required in the event the date of termination occurs within 18 months following a "change in control" (as defined in the severance agreements). The severance agreements also are subject to certain arbitration provisions. The agreements continue through December 31, 1999, and renew automatically for additional one-year terms unless either party provides notice as specified in the agreements; provided, that the agreements will continue for two years beyond the month in which any change in control occurs.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Until April 1992, the Company was a direct subsidiary of NYLCare, which was a subsidiary of New York Life. In April 1992, both the Company and NYLCare became direct subsidiaries of NYLIFE HealthCare, which is an indirect subsidiary of New York Life. NYLIFE HealthCare is the beneficial owner of 15,020,000 shares (or 100%) of the Class B Common Stock. On July 15, 1998, New York Life sold NYLCare (the "NYLCare Transaction") to Aetna. In connection therewith, the Company and Aetna amended certain of the terms and provisions of a series of agreements between the Company and NYLCare (the "Aetna Amendments"). The material terms and provisions of the Company's agreement with NYLCare and the Aetna Amendments are discussed below.

     The  Company  is  also a party  to a  series  of  agreements  with  Premier
Purchasing  Partners,  L.P.,  (formerly  known as  American  HealthCare  Systems
Purchasing Partners, L.P.; the "Partnership"), a healthcare group purchasing organization affiliated with Premier, Inc. (formerly known as APS Healthcare, Inc.; "Premier"). Premier is the largest voluntary healthcare alliance in the U.S., formed as a result of the mergers in late 1995 of three predecessor alliances, American HealthCare Systems, Premier Health Alliance and SunHealth Alliance. The Premier alliance includes approximately 215 integrated healthcare systems that own or operate approximately 800 hospitals and are affiliated with another 900 hospitals. Mr. Norling, who has served as a member of the Board of Directors of the Company since March 1992, served as the Chief Operating Officer of Premier for the period September 1997 to September 1998, and has served as the Chief Executive Officer of Premier since that time.

APPROVAL OF RELATED PARTY TRANSACTIONS

     In an effort to minimize conflicts, the Company's Bylaws require that any material transaction with a related party be approved by the Company's Audit Committee, which currently consists of three directors. A Bylaw provision, which cannot be changed without the affirmative vote of a majority of the outstanding Class A Common Stock, requires that a majority of directors on the Audit Committee be persons who are not directors of New York Life or its subsidiaries (other than the Company) or officers or employees of New York Life or its subsidiaries. A material transaction is a transaction that, by itself, would be required to be disclosed in the Company's proxy statement under the Securities and Exchange Commission's rules and regulations as in effect at the time of the transaction. In general, under the Securities and Exchange Commission's rules and regulations as in effect on the date of this Proxy Statement, a material transaction would be any transaction, or series of similar transactions, in which the amount involved exceeds $60,000.

RELATIONSHIP WITH NEW YORK LIFE AND NYLCARE

PHARMACY BENEFIT MANAGEMENT - INDEMNITY PLANS

     Pursuant to an agreement with New York Life, which was assigned to NYLCare effective January 1, 1996 (the "Indemnity Plan Agreement"), the Company provided pharmacy benefit management services to certain group indemnity policyholders of NYLCare (formerly group indemnity policyholders of New York Life) and certain contract holders whose health benefit plans provide indemnity style benefits for which NYLCare provided administrative services only (such services formerly being provided by New York Life). The Indemnity Plan Agreement was amended and restated effective September 1, 1995, and again amended effective January 1, 1997.

     Since the NYLCare Transaction and pursuant to the Aetna Amendments, the Company has served, and will continue to serve, members of the NYLCare indemnity programs at the contract rates in effect at the time of the NYLCare Transaction until such members have been converted to Aetna health insurance policies. Aetna has, however, assumed responsibility for most formulary management and retrospective discount program administration (which are services the Company was performing for NYLCare). The Company expects Aetna to assume full responsibility for these services during the next several months. The Company previously shared with NYLCare certain retrospective discounts which the Company received from drug manufacturers with respect to these activities under the Indemnity Plan Agreement. Going forward, the Company will receive a fixed amount per prescription from Aetna in lieu of its prior fee and discount sharing arrangement for these services. The Company believes the fees and other financial remuneration received from NYLCare pursuant to the Indemnity Plan Agreement were competitive with those received from unrelated clients.

 PHARMACY BENEFIT MANAGEMENT, VISION AND INFUSION THERAPY SERVICE AGREEMENTS -
                               MANAGED CARE PLANS

     The Company and NYLCare also were parties to an agreement which first became effective January 1, 1992 and was amended and restated effective January 1, 1995 (the "Managed Care Plan Agreement"). Pursuant thereto, the Company and various NYLCare subsidiaries entered into pharmacy benefit management ("PBM"), managed vision care ("Vision") and infusion therapy service ("Infusion Therapy") agreements (collectively, the "Site Agreements"). The Company believes the terms of the Managed Care Plan Agreement and the Site Agreements are no less favorable to the Company than the terms that could have been obtained in an arm's length transaction with an unaffiliated third party. Pursuant to the Aetna Amendments, the Company and Aetna have agreed to amend and otherwise extend certain provisions of the Managed Care Plan Agreement, the PBM and Infusion Therapy Site Agreements until December 31, 2003, as more particularly described below.

  THE MANAGE CARE PLAN AGREEMENT AND THE SITE AGREEMENTS - PRE-AETNA AMENDMENTS

     Under the Managed Care Plan Agreement, NYLCare was required to use the Company as the exclusive provider of the managed care products and services provided by the Company to its clients for all health maintenance organizations ("HMOs") in which NYLCare, directly or indirectly, held at least a majority interest (the "NYLCare Owned Sites"), subject to certain exceptions with respect to Infusion Therapy services, as discussed below. In addition, NYLCare agreed to use its best efforts to use the Company as the exclusive provider of such managed care products and services to any HMOs which NYLCare did not own, but for which it provided health care management services, subject to certain exceptions, including the condition that the prices the Company offered be reasonably competitive with those available from third-party providers.

     Pursuant to the Managed Care Plan Agreement, NYLCare was required to assist the Company in product design and promotion and in the development and promotion of drug formularies. Under the PBM Site Agreement for each NYLCare Owned Site, the Company agreed to develop and maintain drug formularies for each NYLCare Owned Site. Pursuant to the Managed Care Plan Agreement, the Company agreed to negotiate retrospective discounts from drug manufacturers for drugs used by members of health plans sponsored by the NYLCare Owned Sites ("volume-based discounts"). The first $400,000 of volume-based discounts were required to be allocated to the Company and discounts in excess of that amount were required to be allocated 25% to the Company and 75% to NYLCare, except that certain volume-based discounts attributable to prescription drug usage by members of certain Medicare health plans sponsored by the NYLCare Owned Sites above certain amounts were required to be allocated 50% to NYLCare and 50% to the Company. For the period January 1, 1998 through the date of the NYLCare Transaction, volume-based discounts aggregating $1,400,000 were allocated to the Company, and volume-based discounts aggregating $6,376,000 were allocated to NYLCare.

     Under the Infusion Therapy Site Agreements for the Dallas, Houston and the Baltimore/Washington, D.C. sites, these sites are not required to use the Company as the exclusive provider of Infusion Therapy services so long as the Company received, for each year during the term of the Managed Care Plan Agreement, 80% of the aggregate amount that such HMO paid in the prior year, calculated on a member month basis, for non-maternity, out-patient Infusion Therapy services to all providers (the "Guaranteed Amount"). For the other NYLCare Owned Sites, once such site's total payments for Infusion Therapy services equaled or exceeded $1.3 million in any year, such site was released from the requirement to use the Company as its exclusive provider of Infusion Therapy services so long as it paid the Company the applicable Guaranteed Amount. Under the Infusion Therapy Site Agreements, the Company was required to give the sites a discount for fees for these services if the volume of services purchased from the Company exceeded certain thresholds in any year. The Company also provided Infusion Therapy services to three NYLCare preferred provider organizations under separate agreements that were terminable by either party upon 30 days prior written notice.

     Under the Vision Site Agreements, the Company provided Vision services for the Chicago, Dallas, Houston, New Jersey, New York and Baltimore/Washington D.C. sites.

 THE MANAGED CARE PLAN AGREEMENT AND THE SITE AGREEMENTS - POST-AETNA AMENDMENTS

     Since the NYLCare Transaction, the Company has provided and will continue to provide, through December 31, 2003, PBM services to NYLCare/Aetna HMO members. The Company is no longer the exclusive provider of such services to all NYLCare/Aetna HMOs; however, the Aetna Amendments provide that the Company will be the exclusive provider of such services to no less than 1.4 million HMO members during this period, which is comparable to the NYLCare membership base served by the Company prior to the NYLCare Transaction. The contract pricing in effect prior to the NYLCare Transaction remains in effect through December 31, 1999, and, thereafter, certain pricing adjustments, which the Company believes reflect an appropriate market price, will be instituted. Aetna has assumed responsibility for most formulary development and promotion activities, as well as management of volume-based discount programs. The Company expects Aetna to assume full responsibility for these services during the next several months. Going forward, the Company will receive a fixed amount per prescription from Aetna in lieu of the percentage-based allocation compensation method described above for these services.

     In accordance with the amended Managed Care Plan Agreement and the Vision Site Agreements, the Company continues to provide Vision services for the Chicago, Dallas, Houston, New Jersey, New York and the Baltimore/Washington D.C. sites. The Vision Site Agreements continue under the terms in effect prior to the NYLCare Transaction through December 31, 1999.

     The Company is now the preferred Infusion Therapy provider to the NYLCare/Aetna HMO members located in the geographic areas served by the Company at the time of the NYLCare Transaction through December 31, 2003. Specifically, the pricing terms of the Infusion Therapy Site Agreements were extended until December 31, 2000, and, thereafter, limited price adjustments may take effect under certain circumstances. A minimum annual revenue guaranty is provided in lieu of the Guaranteed Amount described above. The Company continues to provide Infusion Therapy services to NYLCare/Aetna HMO members in the Dallas, Houston, New Jersey, New York and the Baltimore/Washington D.C. areas pursuant to the amended Managed Care Plan Agreement and the Infusion Therapy Site Agreements.

     In connection with the Aetna Amendments, the Company and New York Life reached an agreement whereby New York Life may make up to $2.8 million of transition-related payments to the Company in 1999, depending upon the level of profit derived by the Company from the provision of certain services to Aetna. The agreement is subject to the approval of the Company's Audit Committee.

INFORMED DECISION COUNSELING SERVICE AGREEMENT

     The Company also provides informed decision counseling services to NYLCare HMO members and group indemnity policyholders pursuant to an agreement dated as of April 1, 1997. Pursuant to the Aetna Amendments, the Company and Aetna extended the term of the agreement through December 31, 1999. The Company believes the terms of the agreement are no less favorable to the Company than the terms that could have been obtained in an arm's length transaction with an unaffiliated third party.

REVENUES ATTRIBUTABLE TO NYLCARE AGREEMENTS PRIOR TO NYLCARE TRANSACTION

     For the period January 1, 1998 through July 15, 1998 (the effective date of the NYLCare Transaction), the net revenues that the Company derived from all services provided to NYLCare were approximately $145,758,000, or 5.2% of the Company's total net revenues for 1998.

OTHER AGREEMENTS AND TRANSACTIONS

     The Company and New York Life are parties to an agreement that provides that, so long as New York Life, directly or through one or more of its majority-owned subsidiaries, owns 10% or more of the Class B Common Stock, New York Life will not engage directly, or through any of its majority-owned subsidiaries, in a business that derives substantial revenues, as defined in such agreement, from one or more of the following activities within the United States (the "Protected Business"): the provision of pharmacy benefit management services (including dispensing prescription drugs, monitoring cost and quality of pharmacy services, establishing a network of retail pharmacies, processing claims for prescription drugs, performing drug utilization review and assisting in the design of prescription drug programs for benefit plans), and the provision of vision care and home infusion therapy services. However, New York Life and its majority-owned subsidiaries may engage in the following Protected
Businesses: (i) portfolio investment activities, without any of the entities in which they invest being subject to the foregoing restrictions, (ii) claims processing for prescription drugs in connection with processing medical claims under insurance policies, (iii) acquisition of entities engaged in all or any aspect of the Protected Business, unless any such entity derived a majority of its consolidated revenues from the Protected Business in the first year preceding such acquisition, and operation of the businesses of such acquired entities as they may thereafter develop or expand. The foregoing does not in any way restrict the activities of entities in which New York Life and its subsidiaries own less than a majority equity interest. This agreement was not affected by the NYLCare Transaction.

     For an annual premium of $5,800, the Company has obtained a $2.5 million life insurance policy from New York Life on the life of Mr. Toan. New York Life maintains Directors and Officers/Corporation Reimbursement ("D&O") insurance covering directors and officers of New York Life and its subsidiaries for certain expenses and liabilities of such directors and officers while acting in their capacity as such while New York Life maintains voting control of the Company. The total amount of the Company's D&O insurance is $150 million aggregate corporate liability and $250 million aggregate individual liability each policy period with a $250,000 per loss deductible amount for corporate liability and up to $50,000 per loss deductible for individual liability. The Company did not incur any annualized premium expense for this insurance. There is no assurance that New York Life will provide excess D&O insurance for the Company in the future.

     From 1989, when NYLCare acquired all of the outstanding stock of the Company, through June 15, 1992, the Company was included in consolidated groups with New York Life for federal income tax purposes. The Company is no longer entitled by law to be included in the consolidated tax groups and will continue as a party to its tax allocation agreements with New York Life only for purposes of adjustments to tax liabilities for the years in which it was included in those consolidated groups.

INTERCOMPANY ACCOUNT

     Prior to the sale of NYLCare to Aetna, the Company maintained an intercompany account for payments to NYLCare, which was used primarily for NYLCare's portion of the volume-based discounts earned by the Company, which were approximately $7,257,000 for the period January 1, 1998 to July 15, 1998. The highest outstanding balance at any one time during this period was approximately $8,466,000.

RELATIONSHIP WITH THE PARTNERSHIP AND PREMIER

     On December 31, 1995, the Company entered into a series of agreements with the Partnership, which, among other things, designate the Company as Premier's exclusive preferred provider of outpatient PBM services to shareholders of Premier and their affiliated healthcare entities, plans and facilities which participate in the Partnership's purchasing programs. The term of the relationship is ten years, subject to early termination by the Partnership at five years upon payment of an early termination fee to the Company. Premier is required to promote the Company as the preferred PBM provider to its shareholders and their affiliates. An individual Premier member or affiliated managed care plan is not required to enter into a PBM agreement with the Company, but if it does so, the term of the agreement will be five years.

     As a result of the number of Premier plan members that receive PBM services from the Company and the outcome of certain joint drug purchasing initiatives, the Company issued 454,546 shares of its Class A Common Stock to the Partnership in May 1996. The Partnership could also become entitled to receive up to an additional 4,500,000 shares, depending on the number of members in
Premier-affiliated managed care plans that contract for the Company's PBM services; however, no additional shares have been granted to date. If the Partnership earns stock totaling over 5% of the Company's total voting stock, it is entitled to have its designee nominated for election to the Board of Directors. To date, the 5% threshold has not been met.

     For the year ended December 31, 1998, the net revenues that the Company derived from services provided to the Premier affiliates were approximately $78,539,000, or 2.8% of total net revenues for such period. The Company does not derive any revenue from Premier or the Partnership. As of January 1, 1999, the Company was providing service to 29 Premier affiliates representing approximately 1.3 million members.

                II. PROPOSAL TO APPROVE THE EXPRESS SCRIPTS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     On November 24, 1998, the Board of Directors adopted the Express Scripts, Inc. Employee Stock Purchase Plan (the "ESPP"), subject to stockholder approval. The purpose of the ESPP is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Class A Common Stock of the Company through accumulated payroll deductions during the offering periods under the ESPP. The ESPP is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). No shares of Class A Common Stock may be issued or sold until the Company's stockholders have approved the ESPP. NYLIFE HealthCare has indicated its intention to vote its shares for approval of the ESPP. Assuming NYLIFE HealthCare votes in favor of the ESPP, such vote would be sufficient to approve the ESPP. If such approval is not obtained prior to November 24, 1999, the ESPP will be void and of no effect, and amounts withheld from participating employees will be returned to them.

SUMMARY OF THE ESPP

     The full text of the ESPP is set forth in Exhibit A to this Proxy Statement. The following summary of the material features of the ESPP is qualified in its entirety by reference to the text of the ESPP.

     The ESPP is administered by the Board of Directors, or a committee named by the Board of Directors. The Board of Directors has designated the Compensation Committee as the committee responsible for the administration of the ESPP. A total of 250,000 shares of Class A Common Stock have been reserved for issuance under the ESPP, subject to antidilution adjustments as provided in the ESPP. These shares may be newly issued or may be purchased in the open market or from private sources. The ESPP will terminate on November 24, 2008.

     The committee responsible for the administration of the ESPP has the authority to (i) adopt, amend, and rescind any rules deemed desirable and appropriate for the administration of the ESPP and not inconsistent with the ESPP, (ii) construe and interpret the ESPP, and (iii) make all other determinations necessary or advisable for the administration of the ESPP. The Board of Directors may amend or terminate the ESPP at any time in accordance with the terms of the ESPP. However, stockholder approval will be required for any amendment that increases the maximum number of shares issuable under the ESPP or if such approval is otherwise necessary under any applicable law or regulation.

     Employees, other than executives of the Company (as determined by the Board or its committee), who are customarily employed by the Company or a designated subsidiary at least 20 hours per week and more than five months per year and who have been continuously employed by the Company or a designated subsidiary for at least three months are eligible to participate in the ESPP. Approximately 2,800 employees are eligible to participate in the ESPP. None of the Named Officers is eligible to participate in the ESPP.

     Employees may enroll in the ESPP at least five days prior to a six-month "Offering Period" (as defined in the ESPP), which begin on March 1 and September 1 of each year. Upon enrolling in the ESPP, each participant is deemed to have authorized the establishment of a brokerage account in his or her name at a securities brokerage firm. The brokerage firm serves as the custodial agent for the purpose of holding shares purchased under the ESPP. Participants in the ESPP may elect to have payroll deductions made each pay period during an Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%), in whole percentages, of such participant's compensation in each pay period. All payroll deductions made by a participant are credited to his or her brokerage account. A participant may increase or decrease payroll deductions at any time; however, he or she may not make any additional payments into the participant's brokerage account. The ESPP also places certain limits on the participant's ability to make contributions to the ESPP that might jeopardize the ESPP's status as an "Employee Stock Purchase Plan" under Section 423 of the Code.

     On the first business day of each Offering Period, each participant is deemed to have been granted an option to purchase shares of Class A Common Stock at the end of the Offering Period. The purchase price is 85% of the closing sale price of the Class A Common Stock on Nasdaq on the trading day immediately preceding the last day of the Offering Period. The first Offering Period commenced on March 1, 1999. Subject to stockholder approval, the first purchase date will occur on August 31, 1999. Participants must hold shares purchased under the ESPP for at least six months.

     No participant may purchase more than 1,000 shares during any Offering Period. Furthermore, a participant may not be granted an option during an Offering Period:

     if, as a result, the participant would own stock and/or hold outstanding options to purchase stock representing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary, or if such option would permit his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock, determined at the time such option is granted, for each calendar year in which such option is outstanding at any time.

     Options granted during an Offering Period vest on the last day of the Offering Period and, unless a participant withdraws from the ESPP, his or her option for the purchase of shares will be exercised automatically upon vesting. Upon exercise, the maximum whole number of shares subject to such option will be purchased at the applicable option price with the accumulated contributions in each participant's brokerage account, subject to the limitations in the ESPP.

     A participant may withdraw all but not less than all the contributions credited to his or her brokerage account under the ESPP at any time prior to five business days before the last day of the Offering Period. All of the participant's contributions credited to his or her account will be repaid to him or her, and no further contributions for the purchase of shares will be made during that Offering Period. A participant who has withdrawn may re-enroll in the next Offering Period.

FEDERAL INCOME TAX CONSEQUENCES

     The ESPP is intended to qualify as an "Employee  Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended.

     A participating employee is not taxed at the time of the grant of his or her stock. The employee is not taxed when shares are purchased under the ESPP, even though they are purchased at 85% of the market price on the purchase date.

     If shares are sold after the expiration of two years or more from the first day of the Offering Period in which such shares were purchased under the ESPP (the "Grant Date") and one year or more from the purchase date (i) any profit up to 15% of the market value of the shares at the beginning of the Offering Period is taxable as ordinary income, (ii) any further profit is taxable as long-term capital gain, and (iii) any loss is treated as long-term capital loss. Shares sold or otherwise disposed of, including by way of gifts, before the expiration of two years from Grant Date or one year or more from the purchase date are considered disqualifying dispositions. If the employee disposes of shares prior to the expiration of two years from the Grant Date or prior to the expiration of one year from the purchase date (A) the difference between the price paid by the employee and the market value of the shares at the date of purchase (on the date preceding the date of determination) is taxable as ordinary income, and (B) the difference between the amount received by the employee upon disposition of the shares and the market value of the shares at the date of purchase is treated as a capital gain or loss (long-term capital gain or loss if the shares have been held more than one year).

     If the employee makes a gift or otherwise disposes of his or her shares within two years of the Grant Date or one year from the purchase date, the difference between the price paid by the employee and the market value of the shares at the date of purchase is taxed as ordinary income in the year of the disposition. A disposition after these time frames may also result in tax, but the amount of the discount taxed as ordinary income is limited to the extent that the market value at the time of disposition exceeds the purchase price.

     In the event of a participant's death prior to disposing of shares purchased under the ESPP, the tax return for the year of death must include the discount on the purchase as ordinary income (but not more than the amount by which the market value at death exceeds the purchase price).

     The amount that a participant elects to have deducted from his or her compensation for the purchase of Common Stock under the ESPP constitutes taxable wages and is subject to withholding. Moreover, the Company may have a withholding obligation with respect to ordinary compensation income recognized by a participant upon making a disqualifying disposition. The Company will require any affected employee to make arrangements to satisfy any withholding obligation.

     The Company is not subject to any tax consequences due to the offering of Common Stock under the ESPP. Moreover, in general, the Company is not subject to any tax consequences due to the purchase or the sale of Common Stock acquired under the ESPP. However, the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

     The foregoing is a summary of the Federal income tax consequences to participants in the ESPP and to the Company, based upon current income tax laws, regulations and rulings.

     Participation in and amount of payroll deductions under the ESPP are at the election of the eligible employee. Accordingly, the dollar value and number of shares that may be granted are not determinable.

     Approval of this proposal requires the affirmative vote of a majority of the votes of shares present, in person or by proxy, and entitled to vote at a meeting of the stockholders of the Company voting as a single class. Accordingly, abstentions will have the effect of votes against this proposal, and non-votes will be disregarded and have no effect on the outcome of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE EXPRESS SCRIPTS, INC. EMPLOYEE STOCK PURCHASE PLAN.


               III. PROPOSAL TO APPROVE THE EXPRESS SCRIPTS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

     On December 16, 1998, the Compensation Committee of the Board of Directors (the "Committee") adopted, and on January 27, 1999 the Board of Directors ratified and approved, the Express Scripts, Inc. Executive Deferred Compensation Plan (the "Deferred Compensation Plan"). Subject to stockholder approval, the Board of Directors reserved 50,000 shares of Class A Common Stock that may be issued under the Deferred Compensation Plan. The purpose of the Deferred Compensation Plan is to provide eligible key employees of the Company with an opportunity to defer compensation to be earned by them from the Company as a means of saving for retirement or other future purposes and to provide such employees with competitive retirement and capital accumulation benefits. In addition, the Deferred Compensation Plan is intended to provide eligible key employees additional incentive to remain employed by the Company and to attract certain executive-level employees.

     The Deferred Compensation Plan is being submitted to the Company's stockholders for approval to comply with Nasdaq requirements for the listing of the shares of Class A Common Stock that may be issued under the Plan. NYLIFE HealthCare has indicated its intention to vote its shares for approval of the Deferred Compensation Plan. Assuming NYLIFE HealthCare votes in favor of the
Deferred Compensation Plan, such vote would be sufficient to approve the Plan. If the stockholders do not approve the Deferred Compensation Plan, the Plan, as adopted by the Board of Directors and except with respect to provisions governing the distribution of shares of Class A Common Stock, will remain in effect. In such event, the Company will distribute participants' investments in the Company's common stock fund under the Deferred Compensation Plan in cash in lieu of shares of Class A Common Stock at the times the participant elects under the Plan.

SUMMARY OF THE DEFERRED COMPENSATION PLAN

     The full text of the Deferred Compensation Plan is set forth in Exhibit B to this Proxy Statement. The following summary of the material features of the Deferred Compensation Plan is qualified in its entirety by reference to the text of the Plan.

     Unless the Committee terminates the plan, the Deferred Compensation Plan, as amended from time to time, will continue in effect indefinitely.

     Subject to stockholder approval, the Company may distribute newly issued shares of Class A Common Stock or treasury shares in lieu of newly issued shares under the Deferred Compensation Plan.

     Only senior and vice-president level executives designated by the Committee are eligible to participate in the Deferred Compensation Plan. As of March 1, 1999, the date on which participating executives could begin their voluntary deferrals, nine executives, all of whom were participating, were eligible to participate in the Deferred Compensation Plan. Participation is the Deferred Compensation Plan is voluntary.

     Under the Deferred Compensation Plan, eligible executive employees of the Company may elect to defer up to 50% of their base salary and 100% of their bonus compensation and may receive additional contributions from the Company. The participant's plan account is credited or debited at the end of each month, with voluntary deferrals invested in, and with income or loss based upon, a hypothetical investment in any one or more investment options available under the Deferred Compensation Plan, as prescribed by the Committee. One of such options includes a fund comprised solely of hypothetical equivalent shares of Class A Common Stock. At the end of each plan year, the Company, at the sole discretion of the Committee, may credit to a participant's plan account a percentage of his or her total annual cash compensation (annual salary plus annual executive bonus plan payment) for that year. For the plan year beginning January 1, 1999, the Company will credit to the participating executives'
accounts six percent (6%) of the respective executive's total annual cash compensation during 1999. The Committee may decide to preserve, increase or decrease such percentage or forego any annual Company contributions in subsequent years.

     Upon an executive's becoming eligible to participate, the Company, at the sole discretion of the Committee, may also make a one-time credit for past service with the Company. For those currently participating, the past service credit was deemed to have been made as of January 1, 1999 and equals approximately eight percent (8%) of the participant's total salary and cash bonus compensation for each year in which he or she served in a senior executive capacity with the Company, plus estimated earnings on such amounts of eight percent (8%) per year through March 31, 1999. After March 31, 1999 (or the date of crediting of the past service credit, for executives who later become eligible to participate and receive a past service contribution), the return on past service credit amount will be determined solely by the performance of the funds in which the participant invests portions or all of such amount.

     Annual Company contributions for a specific plan year vest three (3) years after the end of that plan year. Fifty percent (50%) of the past service contribution is vested when it is credited to a participant's account. The remaining fifty percent (50%) of the past service contribution vests as follows:

     -one (1) year after the end of the plan year in which the contribution is credited to the participant's account, the participant will be one-third (1/3) vested in the remaining fifty percent (50%);

     -two (2) years after the end of the plan year in which the contribution is credited, the participant will be two-thirds (2/3) vested in the remaining fifty percent (50%); and

     -three (3) years after the end of the plan year in which the contribution is credited, the participant will be 100% vested in the remaining fifty percent (50%).

     In any event, participants become fully vested in annual and past service Company contributions upon reaching age 57. However, if a participant's employment is terminated prior to age 57, unvested benefits will be forfeited. Also, upon a participant's retirement or termination of his or her employment with the Company, the Company may withhold payment of vested and unvested past service and annual Company contributions, plus any earnings thereon, in the event the Committee determines that the participant has violated any noncompetition, nondisclosure, or employment agreement executed by the participant or otherwise acted against the Company's interests.

     The Deferred Compensation Plan is administered by the Committee. The Committee is vested with the power and authority to:

     -select which executives are eligible to participate in the Plan;

     -select compensation eligible for deferral;

     -select investment indices;

     -establish the level of Company credits;

     -establish deferral terms and conditions;

     -receive and approve beneficiary designation forms; and

     -adopt modifications, amendments and procedures as it may deem necessary, appropriate or convenient.

     The Committee may amend, alter or terminate the Deferred Compensation Plan at any time without the prior approval of the Board of Directors or the Company's stockholders, provided, however, that the Committee may not materially increase the benefits accruing to participants under the Plan without Board approval.

     The Committee, in its sole discretion, may delegate day-to-day administration of the Deferred Compensation Plan to an employee or employees of the Company or to a third-party administrator and may rely on outside consultants and advisors in fulfilling its administrative duties under the Deferred Compensation Plan.

     Distributions to a participant are made in the time and manner elected by the participant in his or her initial and annual election forms, which permit either lump-sum or annual installment payments. The Company will distribute participants' account balances in cash; however, if this proposal is approved, the Company, subject to certain restrictions under the Deferred Compensation Plan, will distribute to participants amounts invested in the common stock fund in the form of shares of Class A Common Stock. The Committee, upon receipt of a written request by a participant, may also allow certain payments to a participant while a participant is still participating in the Deferred
Compensation Plan to the extent necessary to abate financial or medical hardship.

     The following table sets forth the benefits or amounts that were allocated as of January 1, 1999, to each of the Named Officers who have elected to participate in the Deferred Compensation Plan. Benefits to be awarded in the future under the Deferred Compensation Plan are not determinable because such benefits depend upon the amount of compensation each participating employee elects to defer and the percentage of compensation that the Company, at its discretion, may contribute to each employee as a Company contribution.


                                NEW PLAN BENEFITS
                      EXECUTIVE DEFERRED COMPENSATION PLAN
            NAME AND POSITION                          DOLLAR VALUE (1)                        NUMBER OF SHARES (2)
            -----------------                          ----------------                        --------------------
BARRETT A. TOAN                                            $302,083                                   1,125
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
DIRECTOR
STUART L. BASCOMB                                          $220,282                                    820
EXECUTIVE VICE PRESIDENT
PATRICK J. BYRNE                                           $10,523                                      39
SENIOR VICE PRESIDENT PLYMOUTH SITE
OPERATION
DAVID A. LOWENBERG                                         $82,517                                     307
SENIOR VICE PRESIDENT AND DIRECTOR OF
SITE OPERATIONS
GEORGE PAZ                                                 $20,000                                      74
SENIOR VICE PRESIDENT AND CHIEF
FINANCIAL OFFICER
Executive Officer Group (3)                                $786,565                                   2,929
Non-Executive Officer Director Group (4)                     --                                        --
Non-Executive Officer Employee Group (5)                     --                                        --

     (1) Represents the Company's entire obligation (both vested and non-vested component) for the past service credit as of January 1, 1999.

     (2) Represents the estimated number of shares (both vested and non-vested) as of January 1, 1999, using the December 31, 1998 closing price of the Company's Class A Common Stock as reported on Nasdaq, of $67.125 per share.

     (3) Consists of nine persons.

     (4)  Directors  who  are  not  executive   officers  are  not  eligible  to
participate in the Deferred Compensation Plan.

     (5)  Employees  who  are  not  executive   officers  are  not  eligible  to
participate in the Deferred Compensation Plan.


     Approval of this proposal requires the affirmative vote of a majority of the votes of shares present, in person or by proxy, and entitled to vote at a meeting of the stockholders of the Company voting as a single class. Accordingly, abstentions will have the effect of votes against this proposal, and non-votes will be disregarded and have no effect on the outcome of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE EXPRESS SCRIPTS, INC. EXECUTIVE DEFERRED COMPENSATION PLAN.


               IV. PROPOSAL TO APPROVE THE THIRD AMENDMENT TO THE
        EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1994 STOCK OPTION PLAN

BACKGROUND

     On June 6, 1994, the Board of Directors of the Company adopted the 1994 Stock Option Plan, which provides for the grant of nonqualified stock options and incentive stock options (within the meaning of Section 422 of the Code) to certain officers and other key employees of the Company or certain subsidiaries. On March 22, 1995, the Board of Directors adopted the Amended and Restated 1994 Stock Option Plan (the "1994 Plan"), which was approved by the stockholders of the Company on May 24, 1995. The 1994 Plan was amended by the Board of Directors on January 29, 1997, and January 27, 1998, and approved by the stockholders of the Company on May 28, 1997, and May 27, 1998, respectively, to increase the number of shares of Class A Common Stock which may be issued thereunder. The purposes of the 1994 Plan are to further the growth, development and financial success of the Company by providing incentives to those officers and other key employees who have the capacity for contributing in substantial measure toward the growth and profitability of the Company and to assist the Company in attracting and retaining employees with the ability to make such contributions.

     On March 24, 1999, the Board of Directors adopted an amendment to the 1994 Plan (the "Third Amendment") which is described below under "Proposed Amendment." NYLIFE HealthCare has indicated its intention to vote its shares for approval of the Third Amendment. Assuming NYLIFE HealthCare votes in favor of such amendment, such vote would be sufficient to approve such amendment. If the Third Amendment to the 1994 Plan is not approved, the existing plan would continue in effect.

SUMMARY OF THE 1994 PLAN

     The following summary of the material features of the 1994 Plan is qualified in its entirety by reference to the text of the 1994 Plan.

     GENERAL. The 1994 Plan is administered by the Compensation Committee (the "Committee"). A total of 1,920,000 shares of Class A Common Stock have been reserved for grants of options under the 1994 Plan, subject to antidilution adjustments as provided in the 1994 Plan and a proposed increase in the total number of shares available for grant, as described below. The maximum number of shares issuable under the 1994 Plan is subject to adjustment by the Committee in the event of certain changes in the Company's shares of Class A Common Stock, including stock splits. The foregoing share numbers reflect the 1998 Stock Split. As of March 1, 1999, options to purchase an aggregate of 1,820,862 shares of Class A Common Stock have been granted under the 1994 Plan to 205 employees of the Company, leaving 99,138 shares of Class A Common Stock available for grants under the 1994 Plan. No more than 300,000 options may be granted to any one individual under the 1994 Plan. Options have been granted to 226 officers and other key employees from time to time under the 1994 Plan, 21 of which have forfeited their unexercised options upon termination of their employment with the Company. Approximately 225 employees are currently eligible to participate in the 1994 Plan.

     The Committee has the power to interpret the 1994 Plan and to determine and interpret the terms of each option agreement (which need not be identical), including, without limitation, (i) which eligible employees will be granted options, (ii) the number of options that will be granted to an employee (subject to the limitations set forth in the 1994 Plan), (iii) whether or not the options granted are incentive stock options or nonqualified stock options, (iv) the exercise price of the options, (v) the form of consideration that may be used to pay for the shares issued upon exercise of an option, and (vi) when an option will vest or become exercisable, and whether and to what extent the shares received upon exercise will be "restricted shares" for a period of time, and subject to forfeiture.

     DURATION OF PLAN, OPTIONS. The 1994 Plan will terminate on June 6, 2004. The term of each option shall be no longer than ten years from the date of grant (five years in the case of an incentive stock option granted to an individual who is a 10% stockholder).

     OPTION TERMS. The exercise price of an option may not be less than 100% of the fair market value of the Class A Common Stock at the time of the grant (110% of the fair market value in the case of an incentive stock option granted to an individual who at the time of grant beneficially owns more than 10% of the total combined voting power of all classes of stock of the Company (a "10% stockholder")). Such fair market value shall generally be considered to be the closing sale price per share on Nasdaq on the last trading day preceding the date of grant. The purchase price is to be paid in cash, by check or, at the discretion of the Committee and upon such terms as the Committee may approve, by delivering previously owned shares, having shares withheld or exercising pursuant to a "cashless exercise" procedure, or any combination thereof.

     At the time of exercise of a nonqualified stock option, the optionee is required to pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any taxes required to be withheld by reason of such exercise. The Committee may permit optionees to satisfy withholding obligations by delivering previously owned shares or by electing to have shares withheld.

     Options are not transferable other than by will or under the laws of descent and distribution, and are exercisable during the lifetime of the optionee only by the optionee or his or her guardian or legal representative.

     Subject to the "change in control" provision referred to below, all options terminate immediately in the event of termination of employment for any reason, except as follows: if such employment is terminated due to death, permanent disability (as defined in the 1994 Plan), retirement (as defined in the 1994
Plan), or by the Company without cause (as defined in the 1994 Plan), all outstanding options will immediately become exercisable and will remain exercisable for three months following such termination; provided, that the Committee may, in its discretion, permit the option to be exercised after such period. In no event, however, may an option be exercised beyond the original term of such option. The Committee also has the discretion to determine whether and to what extent unvested restricted shares will vest or be forfeited upon an optionee's termination of employment.

     If an option expires or terminates without having been exercised in full, or any restricted shares received upon exercise of an option are forfeited, such shares will again be available for grant of options.

     ADJUSTMENT OF SHARES. In the event that the outstanding shares of Class A Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger or other subdivision, consolidation, recapitalization, reclassification, stock split, issuance of warrants or rights, stock dividend, combination of shares or similar event, appropriate adjustments will be made by the Committee in the number and kind of shares subject to and which may be subject to options under the 1994 Plan, and the purchase price per share, to prevent dilution or enlargement of benefits granted to, or available for, optionees.

     VESTING AND CHANGE OF CONTROL PROVISIONS. The Committee has the authority to determine the vesting schedule of options granted under the 1994 Plan, and may accelerate the exercisability of any option, or the vesting of any restricted shares, at any time. Options granted under the 1994 Plan prior to the amendment and restatement thereof in 1995 become fully exercisable, and restricted shares will fully vest, upon the occurrence of a "change in control" of the Company, which, for purposes of such option grants, means the occurrence of any of the following events at a time when New York Life is not the beneficial owner of fifty percent or more of the combined voting power for the election of directors of the Company: (i) any person (other than the Company or any parent corporation or subsidiary or related employee benefit plan) becomes the beneficial owner of securities representing fifty percent or more of the combined voting power for the election of directors of the Company; (ii) a change in the majority of the members of the Board of Directors during any period of two consecutive years that is not approved by a vote of at least two-thirds of the members of the Board who were members at the beginning of such two-year period; (iii) the stockholders of the Company approve a merger or consolidation involving the Company that results in existing stockholders owning 80% or less of the combined voting power of the voting securities of the Company after such merger or consolidation, other than a recapitalization or similar transaction in which no "person" acquires more than fifty percent of the combined voting power for the election of directors; or (iv) the stockholders of the Company approve a plan of complete liquidation or an agreement providing for the sale or disposition of all or substantially all of the Company's assets or any transaction having a similar effect.

     With respect to all other options granted under the 1994 Plan, in the event of a "change in control," all outstanding options, whether or not previously exercisable and vested, will terminate and any restricted shares will be redeemed by the Company and, in either case, the Company will pay the optionee a specified amount in lieu of such options or restricted shares. For options granted after the 1994 Plan was amended and restated, the term "change in control" means the occurrence of one of the following events: (i) the first date on which both of the following conditions shall exist: (A) New York Life shall have ceased to be the ultimate beneficial owner of securities representing fifty percent or more of the combined voting power for the election of directors, and
(B) a person (other than the Company or any parent corporation or subsidiary or related employee benefit plan) becomes the beneficial owner of securities representing fifty percent or more of the combined voting power for the election of directors of the Company; (ii) the stockholders of the Company approve a plan of complete liquidation of the Company; or (iii) the stockholders of the Company approve an agreement for the sale or disposition of all or substantially all of the Company's assets or any transaction having a similar effect. Upon the occurrence of such a change of control, the Company will pay the optionee a specified amount in lieu of such options or restricted shares, and such amount will be determined based upon whether an offer of "comparable employment" is made to and accepted by the optionee. For purposes of the foregoing, "comparable employment" means employment with the Company or its successor following a change in control pursuant to which (i) the employee's responsibilities and duties are substantially the same and the other terms and conditions of employment are not materially more burdensome; (ii) his or her aggregate compensation is substantially the same; and (iii) the employee is not required to relocate unless the Company or its successor pays the cost of such relocation, appropriate cost of living adjustments are made, the employee is employed under a written contract for a term of not less than three years, and the employee is required to make only one such move during the first three years of the written contract. If an optionee is offered and accepts comparable employment, then the Company would pay, in the case of options, the excess of the "change in control price" (as defined in the 1994 Plan) over the purchase price for the option shares and the change in control price, in the case of restricted shares. If an optionee is offered and rejects comparable employment, then the optionee would receive the same payment for his or her options that were fully vested immediately prior to the "change in control date" (as defined in the 1994 Plan) and would receive the lesser of the change in control price or the purchase price for his or her restricted shares.

     The 1994 Plan also provides for the reduction of any payments that may be characterized as "excess parachute payments" (within the meaning of Section 280G(b)(1) of the Code) to an optionee under the Plan and any other plan, program or arrangement maintained by the Company (or a subsidiary or parent of the Company) so that the present value of the total parachute payments equals $1.00 less than three times the optionee's "base amount" (within the meaning of Section 280G(b)(2)(A) of the Code).

     AMENDMENT AND TERMINATION OF PLAN. The Board of Directors may at any time terminate or modify the 1994 Plan, except that without the approval of the stockholders it may not increase the number of shares as to which options may be granted, change the class of persons eligible to participate in the 1994 Plan, change the minimum purchase price of shares subject to the options, extend the maximum period for granting or exercising options, or otherwise materially increase the benefits accruing to optionees under the 1994 Plan. The 1994 Plan will terminate on June 6, 2004. No termination or amendment of the 1994 Plan may, without the consent of the optionee to whom an option has been granted, alter or impair any rights or obligations under any option theretofore granted.

PROPOSED AMENDMENTS

     The complete text of the Third Amendment to the 1994 Plan, as approved by the Board of Directors, subject to stockholder approval, is set forth in Exhibit C to this Proxy Statement. The following summary of proposed amendments is qualified in its entirety by reference to the Third Amendment as set forth in Exhibit C.

     Under the proposed Third Amendment to the 1994 Plan, effective March 24, 1999, the number of shares which may be issued under the 1994 Plan would be increased from 1,920,000 shares of Class A Common Stock to 2,920,000 shares of Class A Common Stock under Section 2.1 of the 1994 Plan, and such amount would be further increased on January 1st of each year, through and including January 1, 2004, by an additional amount equal to 1% of the Company's total outstanding shares of Class A and Class B Common Stock on such dates. As of March 1, 1999, options to acquire 99,138 shares were available for grant under the 1994 Plan.

     In connection with the proposal to approve the Deferred Compensation Plan, the Third Amendment includes changes to the definitions of the terms "Early Retirement" and "Normal Retirement." These changes are intended to clarify that the retirement provisions under the Deferred Compensation Plan do not affect these terms as defined in the 1994 Plan.

     In light of recent changes adopted by the Securities and Exchange Commission, Section 6.1 ("Compensation Committee") would be amended to eliminate the existing requirement that Committee members be disinterested directors as previously required under the former Rule 16b-3 under the Securities Exchange Act of 1934, and further amended to clarify that all members of the Compensation Committee would not be required to be "outside directors" as defined in Section 162(m) of the Code.

     The Third Amendment would also (i) revise Section 1 to reflect the full name of the 1994 Plan, (ii) amend Section 2.2 and Section 3 to clarify that the limitation on the number of options that may be granted to any employee under the plan shall be adjusted to reflect changes in the Company's shares, and (iii) amend Section 4.4 ("Method of Exercise") to expressly recognize attestation of the ownership of an optionee's shares as an acceptable method of transferring previously owned shares to the Company in payment of the exercise price of an option upon exercise.

FEDERAL INCOME TAX CONSEQUENCES

     INCENTIVE STOCK OPTIONS. An optionee does not realize income on the grant of an incentive stock option. If an optionee exercises an incentive stock option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option or within one year from the date of the exercise, the optionee will not realize any ordinary income by reason of the exercise, and the Company will be allowed no deduction by reason of the grant or the exercise. The optionee's basis in the shares acquired upon exercise will be the amount of cash paid upon exercise. Provided the optionee holds the shares acquired as a capital asset at the time of sale or other disposition of the shares, his or her gain or loss, if any, recognized on the sale or other disposition, will be a capital gain or loss. The amount of his or her gain or loss will be the difference between the amount realized on the disposition of the shares and his or her basis in the shares.

     If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise, the optionee will realize ordinary income at the time of disposition equal to the excess, if any, of the lesser of (a) the amount realized on the disposition, or (b) the fair market value of the shares on the date of exercise over the optionee's basis in the shares. The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on disposition of such shares over the fair market value of the shares on the date of exercise will be treated as a long- or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

     The excess of the fair market value of the shares at the time the incentive stock option is exercised over the exercise price for the shares is tax preference income for purposes of computing the alternative minimum tax applicable to individuals.

     NONQUALIFIED STOCK OPTIONS. Nonqualified stock options do not qualify for the special tax treatment accorded to incentive stock options under the Code. Although an optionee does not recognize income at the time of the grant of the option, he or she recognizes ordinary income upon the exercise of a nonqualified stock option in an amount equal to the excess of the fair market value of the stock on the date of exercise of the option over the amount of cash paid for the stock.

     As a result of the optionee's exercise of a nonqualified stock option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. If the optionee pays all or part of the option price of a nonqualified stock option by surrendering shares already owned by such optionee, certain additional tax rules apply.

     The excess of the fair market value of the stock on the date of exercise of a nonqualified stock option over the exercise price is not a tax preference item.

     RESTRICTED SHARES. An optionee does not recognize income upon receipt of restricted shares (unless he or she elects, within thirty days of the transfer of restricted shares, to recognize income currently). Upon the lapse of the restriction, the optionee will recognize income in an amount equal to the fair market value of the shares on the date the restriction lapses and the Company will be entitled to a tax deduction equal to the same amount.

     If the optionee elects to recognize income within thirty days of receipt of the shares, he or she will recognize income in an amount equal to the fair market value of the shares on the date of receipt of the restricted shares and the Company will be entitled to a tax deduction equal to the same amount.

     CHANGE IN CONTROL. If there is an acceleration of the vesting or payment of benefits and/or an acceleration of the exercisability of stock options upon a change in control, all or a portion of the accelerated benefits may constitute "Excess Parachute Payments" under Section 280G of the Code. The optionee receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the change in control, and the Company is not entitled to a deduction for such payment.

     The foregoing is a summary of the Federal income tax consequences to the participants in the 1994 Plan and to the Company, based upon current income tax laws, regulations and rulings.

STOCK OPTION AWARDS

     The following table shows options which have been granted under the 1994 Plan to date to each of the Named Officers and certain specified groups (including options which have been exercised and those which have been forfeited):


                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN

                                          NUMBER OF       EXERCISE PRICE PER
NAME AND POSITION                         SHARES (#)         SHARE ($)(1)
-----------------                         ----------         ------------
BARRETT A. TOAN.....................     182,000 (2)           $33.2692
PRESIDENT, CHIEF EXECUTIVE OFFICER
AND DIRECTOR
STUART L. BASCOMB...................      56,700 (3)           $33.7996
EXECUTIVE VICE PRESIDENT
PATRICK J. BYRNE....................      33,100 (3)           $43.3690
SENIOR VICE PRESIDENT PLYMOUTH SITE
OPERATION
DAVID A. LOWENBERG..................      38,000 (3)           $39.8467
SENIOR VICE PRESIDENT AND DIRECTOR
OF SITE OPERATIONS
GEORGE PAZ..........................     119,800 (3)           $32.8222
SENIOR VICE PRESIDENT AND CHIEF
FINANCIAL OFFICER
Executive Officer Group (4).........     757,400 (3)           $32.3469
Non-Executive Officer Director
Group(5)............................          0                   --
Non-Executive Officer Employee
Group(6)............................    1,851,966 (3)          $34.1661

     (1) The closing price per share of the Company's Class A Common Stock as reported on Nasdaq on March 26, 1999, was $75.50. Exercise prices shown are weighted averages of the actual exercise prices for stock options granted to the individuals or members of the groups, as applicable.

     (2) See Note 2 to "Option Grants in Fiscal Year 1998" on page 12.

     (3) See Note 7 to "Option Grants in Fiscal Year 1998" on page 12.

     (4) Consists of eleven persons.

     (5) Consists of nine persons.

     (6) Consists of 215 persons.

     Approval of this proposal requires the affirmative vote of a majority of the votes of shares present, in person or by proxy, and entitled to vote at a meeting of the stockholders of the Company voting as a single class. Accordingly, abstentions will have the effect of votes against this proposal, and non-votes will be disregarded and have no effect on the outcome of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE THIRD AMENDMENT TO THE AMENDED AND RESTATED 1994 STOCK OPTION PLAN.


                V. PROPOSAL TO APPROVE THE FIRST AMENDMENT TO THE
        EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1992 STOCK OPTION PLAN

BACKGROUND

         On April 2, 1992, the Board of Directors and the stockholder of the Company adopted the 1992 Stock Option Plan, which provides for the grant of nonqualified stock options and incentive stock options (within the meaning of Section 422 of the Code) to certain officers and other key employees of the Company or certain subsidiaries. On March 22, 1995, the Board of Directors adopted the Amended and Restated 1992 Stock Option Plan (the "1992 Plan"), which was approved by the stockholders of the Company on May 24, 1995. The purposes of the 1992 Plan are to further the growth, development and financial success of the Company by providing incentives to those officers and other key employees who have the capacity for contributing in substantial measure toward the growth and profitability of the Company and to assist the Company in attracting and retaining employees with the ability to make such contributions.

     On March 24, 1999, the Board of Directors approved certain amendments to the 1992 Plan (the "First Amendment") which are described below under "Proposed Amendments." NYLIFE HealthCare has indicated its intention to vote its shares for approval of the First Amendment. Assuming NYLIFE HealthCare votes in favor of the First Amendment, such vote would be sufficient to approve such amendment. If the First Amendment is not approved, the existing plan and outstanding awards would continue in effect.

SUMMARY OF THE 1992 PLAN

     The following summary of certain provisions of the 1992 Plan is qualified in its entirety by reference to the text of the 1992 Plan.

     A total of 1,400,000 shares of Class A Common Stock were initially reserved for issuance under the 1992 Plan. Pursuant to the 1992 Plan, that number increased annually by 140,000 shares, beginning January 1, 1993, with the final annual increase occurring on January 1, 1999 (the "Evergreen Provision"). The maximum number of shares issuable under the 1992 Plan also is subject to adjustment by the Committee in the event of certain changes in the Company's shares of Class A Common Stock, including stock splits. The foregoing share numbers reflect the 1998 Stock Split. As of March 1, 1999, options to purchase an aggregate of 2,236,280 shares of Class A Common Stock have been granted under the 1992 Plan to 46 employees of the Company, leaving 143,720 shares of Class A Common Stock available for grants under the 1992 Plan. Approximately 225 employees are currently eligible to participate in the 1992 Plan. The 1992 Plan will terminate on March 31, 2002.

     Except as described above, or as described below under "Proposed Amendments," the terms and conditions of the 1992 Plan are substantially identical to those of the 1994 Plan. Reference is hereby made to the description of the 1994 Plan contained under "IV. Proposal to Approve the Third Amendment to the Express Scripts, Inc. Amended and Restated 1994 Stock Option Plan -- Summary of the 1994 Plan," which is hereby incorporated herein by reference.

PROPOSED AMENDMENTS

     The complete text of the First Amendment to the 1992 Plan, as approved by the Board of Directors, subject to stockholder approval, is set forth in Exhibit D to this Proxy Statement. The following summary of proposed amendments is qualified in its entirety by reference to the First Amendment as set forth in Exhibit D.

     Except as described below, the proposed amendments to the 1992 Plan set forth in the First Amendment are identical to those proposed to be made in the Third Amendment to the 1994 Plan. See "IV. Proposal to Approve the Third Amendment to the Express Scripts, Inc. Amended and Restated 1994 Stock Option Plan," which is incorporated herein by reference.

     Unlike the Third Amendment to the 1994 Plan, the proposed amendment to the 1992 Plan does not increase the maximum number of shares issuable under the plan. Instead, Section 2.1 ("Shares Subject to Plan") would be revised to set forth the current limit, adjusted for the 1998 Stock Split, and to remove the Evergreen Provision, which lapsed as of January 1, 1999.

STOCK OPTION AWARDS

     The following table shows options which have been granted under the 1992 Plan to date to each of the Named Officers and certain specified groups (including options which have been exercised and those which have been forfeited):

                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN

                                          NUMBER OF       EXERCISE PRICE PER
NAME AND POSITION                           SHARES             SHARE (1)
-----------------                           ------             ---------
BARRETT A. TOAN.....................       476,000(2)           $7.3529
PRESIDENT, CHIEF EXECUTIVE OFFICER
AND DIRECTOR
STUART L. BASCOMB...................       230,000(3)           $7.7984
EXECUTIVE VICE PRESIDENT
PATRICK J. BYRNE....................          0(3)                  --
SENIOR VICE PRESIDENT PLYMOUTH SITE
OPERATION
DAVID A. LOWENBERG..................       100,000(3)          $17.0391
SENIOR VICE PRESIDENT AND DIRECTOR
OF SITE OPERATIONS
GEORGE PAZ..........................         5,000(3)          $42.3907
SENIOR VICE PRESIDENT AND CHIEF
FINANCIAL OFFICER
Executive Officer Group (4).........     1,052,000(3)          $10.2869
Non-Executive Officer Director
Group(5)............................          0                   --
Non-Executive Officer Employee
Group(6)............................     1,478,650(3)          $13.8773

(1) The closing price per share of the Company's Class A Common Stock as reported on Nasdaq on March 26, 1999, was $75.50. Exercise prices shown are weighted averages of the actual exercise prices for stock options granted to the individuals or members of the groups, as applicable.
(2)  See Note 2 to "Option Grants in Fiscal Year 1998" on page 12.
(3)  See Note 7 to "Option Grants in Fiscal Year 1998" on page 12.
(4)  Consists of eleven persons.
(5)  Consists of nine persons.
(6)  Consists of 62 persons.


     Approval of this proposal requires the affirmative vote of a majority of the votes of shares present, in person or by proxy, and entitled to vote at a meeting of the stockholders of the Company voting as a single class. Accordingly, abstentions will have the effect of votes against this proposal, and non-votes will be disregarded and have no effect on the outcome of this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE FIRST AMENDMENT TO THE AMENDED AND RESTATED 1992 STOCK OPTION PLAN.


               VI. PROPOSAL TO APPROVE THE FOURTH AMENDMENT TO THE EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1994 STOCK OPTION PLAN

BACKGROUND

     Effective as of April 1, 1999, the Company entered into a new Employment Agreement with Barrett A. Toan, its President and Chief Executive Officer, which replaced his previous employment agreement. Among other provisions, the Employment Agreement provides for the vesting of unvested options and restricted shares received upon exercise of options, the extension of option exercise periods and the payment by the Company of any excise tax triggered by a change of control of the Company. See "Executive Compensation -- Employment Agreement." These provisions differ from those under the 1994 Plan and the 1992 Plan, pursuant to each of which Mr. Toan has been granted options and may be granted additional options in the future. The Employment Agreement requires the Company to submit this proposal to amend the 1994 Plan and the 1992 Plan to ensure the effectiveness of these provisions.

     On March 24, 1999, the Board of Directors approved certain amendments to the 1994 Plan (the "Fourth Amendment") which are described below under "Proposed Amendment." NYLIFE HealthCare has agreed to vote its shares for approval of the Fourth Amendment. Assuming NYLIFE HealthCare votes in favor of the Fourth Amendment, such vote would be sufficient to approve such amendment. If the Fourth Amendment is not approved, the existing plan and outstanding awards would continue in effect.

SUMMARY OF THE 1994 PLAN

     See "IV. Proposal to Approve the Third Amendment to the Express Scripts, Inc. Amended and Restated 1994 Stock Option Plan -- Summary of the 1994 Plan," which is hereby incorporated herein by reference.

PROPOSED AMENDMENTS

     The complete text of the Fourth Amendment to the 1994 Plan, as approved by the Board of Directors, subject to stockholder approval, is set forth in Exhibit E to this Proxy Statement. The following summary of proposed amendments is qualified in its entirety by reference to the Fourth Amendment as set forth in Exhibit E.

     Under the proposed Fourth Amendment to the 1994 Plan, certain provisions of the 1994 Plan would be amended to exclude from their coverage provisions under the Employment Agreement that govern previously granted options and options to be granted in the future to Mr. Toan under the 1994 Plan, as well as restricted shares received upon exercise of such options. These provisions govern the vesting and continued exercisability of options and vesting of restricted shares upon a "change of control" and termination of employment, and the payment of any excise tax that is triggered by a change of control, as such tax may apply to any parachute payments relating to options granted under the 1994 Plan.

     The Employment Agreement provides that all of Mr. Toan's stock options granted under the Employee Stock Option Plans, including those granted prior to the date of the Employment Agreement, and all of Mr. Toan's restricted shares acquired upon exercise of such options will become fully vested upon (i) a "Change of Control," (ii) termination of Mr. Toan's employment by the Company without "Cause," (iii) termination by Mr. Toan for "Good Reason" and (iv) Mr. Toan's death or "Disability" (as each such capitalized term is defined in the Employment Agreement). Upon the occurrence of any of the foregoing events, Mr. Toan's options will remain exercisable for 18 months after such event (or until the expiration date of the option, if the remaining term of the option is less than 18 months). In addition, Mr. Toan may exercise his vested options within 30 days after termination of his employment by the Company for Cause or by Mr. Toan without Good Reason. The Employment Agreement also provides that, in the event of any Change of Control that results in Mr. Toan's liability for the payment of an excise tax under Section 4999 of the Code (or any similar tax under any federal, state, local or other law), the Company will make a "gross-up" payment which, in general, will effectively reimburse Mr. Toan in full for any such excise taxes.

     Under the proposed Fourth Amendment to the 1994 Plan, these provisions of the Employment Agreement would override the comparable provisions of the 1994 Plan that govern the vesting, exercise period and termination of options upon a change of control and termination of employment. These 1994 Plan provisions include the requirement that (i) all outstanding options terminate upon any change of control, (ii) optionees receive payment from the Company for such options and restricted shares upon any change of control and (iii) any parachute payments be reduced to avoid any excise tax that may be triggered by a change of control. See "IV. Proposal to Approve the Third Amendment to the Express Scripts, Inc. Amended and Restated 1994 Stock Option Plan -- Summary of the 1994 Plan -- Vesting and Change of Control Provisions" for a detailed description of the 1994 Plan provisions governing the vesting and termination of options and restricted shares issued under the 1994 Plan.

STOCK OPTION AWARDS

     See "IV. Proposal to Approve the Third Amendment to the Express Scripts, Inc. Amended and Restated 1994 Stock Option Plan -- Stock Option Awards," which is hereby incorporated herein by reference.

     Approval of this proposal requires the affirmative vote of a majority of the votes of shares present, in person or by proxy, and entitled to vote at a meeting of the stockholders of the Company voting as a single class. Accordingly, abstentions will have the effect of votes against this proposal, and non-votes will be disregarded and have no effect on the outcome of this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE FOURTH AMENDMENT TO THE AMENDED AND RESTATED 1994 STOCK OPTION PLAN.


              VII. PROPOSAL TO APPROVE THE SECOND AMENDMENT TO THE EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1992 STOCK OPTION PLAN

BACKGROUND

     See "VI. Proposal to Approve the Fourth Amendment to the Express Scripts, Inc. Amended and Restated 1994 Stock Option Plan -- Background," which is hereby incorporated herein by reference.

     On March 24, 1999, the Board of Directors approved certain amendments to the 1992 Plan (the "Second Amendment") which are described below under "Proposed Amendment." NYLIFE HealthCare has agreed to vote its shares for approval of the Second Amendment. Assuming NYLIFE HealthCare votes in favor of the Second Amendment, such vote would be sufficient to approve such amendment. If the Second Amendment is not approved, the existing plan and outstanding awards would continue in effect.

SUMMARY OF THE 1992 PLAN

     See "V. Proposal to Approve the First Amendment to the Express Scripts, Inc. Amended and Restated 1992 Stock Option Plan -- Summary of the 1992 Plan," which is hereby incorporated herein by reference.

PROPOSED AMENDMENTS

     The complete text of the Second Amendment to the 1992 Plan, as approved by the Board of Directors, subject to stockholder approval, is set forth in Exhibit F to this Proxy Statement. The following summary of proposed amendments is qualified in its entirety by reference to the Second Amendment as set forth in Exhibit F.

     The proposed amendments to the 1992 Plan set forth in the Second Amendment are identical to those proposed to be made in the Fourth Amendment to the 1994 Plan. See "VI. Proposal to Approve the Fourth Amendment to the Express Scripts, Inc. Amended and Restated 1994 Stock Option Plan," which is incorporated herein by reference.

STOCK OPTION AWARDS

     See "V. Proposal to Approve the First Amendment to the Express Scripts, Inc. Amended and Restated 1992 Stock Option Plan -- Stock Option Awards," which is hereby incorporated herein by reference.

     Approval of this proposal requires the affirmative vote of a majority of the votes of shares present, in person or by proxy, and entitled to vote at a meeting of the stockholders of the Company voting as a single class. Accordingly, abstentions will have the effect of votes against this proposal, and non-votes will be disregarded and have no effect on the outcome of this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SECOND AMENDMENT TO THE AMENDED AND RESTATED 1992 STOCK OPTION PLAN.


   VIII. PROPOSAL TO APPROVE THE SECOND AMENDMENT TO THE EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1992 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

BACKGROUND

     On April 2, 1992, the Board of Directors and the stockholder of the Company adopted the 1992 Stock Option Plan for Outside Directors which provides for the grant of nonqualified stock options to those members of the Board of Directors who are not employees of the Company or certain affiliates (a "Non-Employee Director"). On May 24, 1995, the stockholders approved the Amended and Restated 1992 Stock Option Plan for Outside Directors (the "Outside Directors Plan"). On May 27, 1997, the stockholders approved the First Amendment to the Outside Directors Plan, which increased the number of shares available under such plan, awarded additional options to the existing Non-Employee Directors and increased the award which newly elected Non-Employee Directors would receive. The purpose of the Outside Directors Plan is to increase the proprietary and vested interest of the Non-Employee Directors of the Company in the growth and performance of the Company by granting them options in the Company's stock.

     On January 27, 1999, the Board of Directors approved the Second Amendment to the Outside Directors Plan (described below under "Proposed Amendment"), which approved additional awards of stock options to be granted under such plan. NYLIFE HealthCare has indicated its intention to vote its shares for approval of the Second Amendment. Assuming NYLIFE HealthCare votes in favor of the Second Amendment, such vote would be sufficient to approve such amendment. If the Second Amendment to the Outside Directors Plan is not approved, the existing plan would continue in effect and the options to purchase 2,500 additional shares granted to existing Non-Employee Directors as of January 27, 1999, would be null and void.

SUMMARY OF THE OUTSIDE DIRECTORS PLAN

     The complete text of the Second Amendment to the Outside Directors Plan, as approved by the Board of Directors, subject to stockholder approval, is set forth in Exhibit G to this Proxy Statement. The following summary of certain provisions of the Outside Directors Plan is qualified in its entirety by reference to the text of the Outside Directors Plan.

     The Outside Directors Plan is administered by the Board. A total of 384,000 shares of Class A Common Stock have been reserved for grants of options under the Outside Directors Plan, subject to antidilution adjustments as provided in the plan. The foregoing share number reflects the 1998 Stock Split.

     Messrs. Norling, Waltman and Zachary are the Company's current Non-Employee Directors. On June 6, 1992, Mr. Norling and Mr. Zachary each received a nonqualified stock option to purchase 28,000 shares of Class A Common Stock at an exercise price of $3.25 per share, as reflected in the table below. On June 16, 1996, Mr. Norling and Mr. Zachary each received an option to purchase an additional 20,000 shares of Class A Common Stock, which vested in two installments of 10,000 each on June 16, 1996, and June 16, 1997, at an exercise price of $26.625 per share. On May 22, 1996, Mr. Waltman received a nonqualified stock option to purchase 48,000 shares of Class A Common Stock at an exercise price of $23.50 per share, which vests in five equal annual installments on each anniversary of the date of grant.

     Currently under the Outside Directors Plan, any other individual who is elected as a Non-Employee Director will be granted an option to purchase 48,000 shares of Class A Common Stock as of the date of the first meeting of the Board of Directors which such director attends. All such options are exercisable at a price equal to the fair market value of Class A Common Stock on the date of grant (generally, the closing sales price on Nasdaq on the last preceding trading day), and have a term of ten years. The options become exercisable in five equal annual installments, beginning on the first anniversary date of the date of grant. If an optionee ceases to be a Non-Employee Director for any reason other than his or her death or total disability, all of his or her outstanding options will expire, except that if such director has attained age 65 prior to such cessation, the portion of the options that has become exercisable will remain exercisable for the lesser of three months following such cessation or the remainder of the original option term. If an optionee ceases to be a Non-Employee Director as a result of his or her death or total disability, all of his or her outstanding options will become fully exercisable and remain exercisable for the lesser of three months or the remainder of the original option term.

     A Non-Employee Director's options will also become fully exercisable upon the occurrence of a "change in control" of the Company. For options granted pursuant to the Outside Directors Plan after it was amended and restated in 1995, "change in control" generally means one of the following events: (i) the first date both of the following conditions exist: (A) New York Life shall have ceased to be the ultimate beneficial owner of fifty percent or more of the combined voting power for the election of directors of the Company, and (B) a person (other than the Company or any parent corporation or subsidiary or related employee benefit plan) is the beneficial owner of fifty percent or more of the combined voting power for the election of directors of the Company; (ii) the stockholders of the Company approve a plan of complete liquidation of the Company; or (iii) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or any transaction having a similar effect. In the event of a change in control, all options, whether or not previously exercisable and vested, will terminate, and the Company will pay the optionee an amount equal to the excess of the change in control price over the option exercise price. "Change in control price" generally means, in a change in control transaction in connection with which New York Life receives consideration for the transfer or cancellation of its voting securities, the per share amount received by New York Life; and in the case of any other change in control transaction, the greater of the closing sales price on Nasdaq or the highest price per share paid in a bona fide transaction relating to such change in control at any time during the 60 days immediately preceding the change in control date. Options granted prior to the time the Outside Directors Plan was amended and restated in 1995 will also become fully exercisable upon a change in control as defined in the Outside Directors Plan before it was amended and restated. Prior to its amendment and restatement in 1995, "change in control" in the Outside Directors Plan generally meant the occurrence of any of the following events at a time when New York Life is not the beneficial owner of fifty percent or more of the combined voting power for the election of the directors of the Company: (i) any person (other than the Company or any parent corporation or subsidiary or related employee benefit plan) becomes the beneficial owner of securities representing fifty percent or more of the combined voting power for the election of directors of the Company; (ii) a change in the majority of the members of the Board of Directors during any two-year period that is not approved by at least two-thirds of the members of the Board who were members at the beginning of the two-year period; (iii) the stockholders of the Company approve a merger or consolidation involving the Company that results in existing stockholders owning eighty percent or less of the combined voting power of the voting securities of the Company after such merger or consolidation, other than a recapitalization or similar transaction in which no "person" acquires more than fifty percent of the combined voting power for the election of directors; or (iv) the stockholders of the Company approve a plan of complete liquidation or an agreement providing for the sale or disposition of substantially all of the Company's assets or any transaction having a similar effect. The Company may, but is not obligated to, request the holders of outstanding options granted prior to the amendment and restatement of the Outside Directors Plan to consent to the amendment of their existing option agreements to reflect the Amendment and Restatement. These option agreements have not been amended.

     Options are not transferable other than by will or under the laws of descent and distribution, and are exercisable during the lifetime of the optionee only by the optionee or his or her guardian or legal representative. The Board of Directors may at any time terminate or modify the Outside Directors Plan, except that without the approval of the stockholders it may not increase the number of shares as to which options may be granted, change the class of persons who constitute Non-Employee Directors eligible to participate, change the requirement that the purchase price of shares subject to options be fair market value, extend the maximum period for granting or exercising options or otherwise materially increase the benefits accruing to optionees under the Outside Directors Plan. In addition, certain of the operative provisions may not be amended more than once in any six month period, unless the amendments are made to comply with changes in certain federal laws. The Outside Directors Plan will terminate on March 31, 2002. No termination or amendment of the Outside Directors Plan may, without the consent of the optionee to whom an option has been granted, alter or impair any rights or obligations under any option theretofore granted.

PROPOSED AMENDMENT

     The complete text of the Second Amendment to the Outside Directors Plan, as approved by the Board of Directors, subject to stockholder approval, is set forth in Exhibit G to this Proxy Statement. The following summary of the proposed amendments is qualified in its entirety by reference to the Second Amendment as set forth in Exhibit G.

     Under the proposed Second Amendment to the Outside Directors Plan, effective January 27, 1999, all share numbers in the plan would be adjusted to reflect the 1998 Stock Split.

     In addition, with respect to Messrs. Norling, Waltman and Mr. Zachary, who were Non-Employee Directors prior to January 27, 1999, each received an option to purchase 2,500 additional shares of Class A Common Stock on January 27, 1999, which will vest in three equal annual installments beginning on January 27, 2000. The exercise price of these options is equal to $65.25, which was the fair market value on the date of grant.

FEDERAL INCOME TAX CONSEQUENCES

     The options granted under the Outside Directors Plan are not incentive stock options and do not qualify for the special tax treatment accorded to incentive stock options under Section 422 of the Code. Although an optionee does not recognize income at the time of the grant of the option, he or she recognizes ordinary income upon the exercise of a stock option in an amount equal to the excess of the fair market value of the stock on the date of exercise of the option over the amount of cash paid for the stock.

     As a result of the optionee's exercise of a nonqualified stock option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. If the optionee pays all or part of the option price of a nonqualified stock option by surrendering shares already owned by such optionee, certain additional tax rules apply. The excess of the fair market value of the stock on the date of exercise of a nonqualified stock option over the exercise price is not a tax preference item.

     If there is an acceleration of the vesting or payment of benefits and/or an acceleration of the exercisability of stock options upon a change in control, all or a portion of the accelerated benefits may constitute "Excess Parachute Payments" under Section 280G of the Code. The optionee receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the change in control, and the Company is not entitled to a deduction for such payment.

     The foregoing is a summary of the Federal income tax consequences to the participants in the Outside Directors Plan and to the Company , based upon current income tax laws, regulations and rulings.

STOCK OPTION AWARDS

     The table set forth below shows options which have been granted to date under the Outside Directors Plan to certain specified individuals and groups. Certain options are subject to stockholder approval, as indicated.


                             AMENDED AND RESTATED 1992 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                                            NUMBER OF           EXERCISE PRICE PER
 NAME AND POSITION                          SHARES (#)             SHARE ($) (1)
 -----------------                          ----------             -------------
 Richard A. Norling                         50,500 (2)                $14.7351
 Howard L. Waltman                          50,500 (2)                $14.7351
 Norman Zachary                             50,500 (2)                $25.5668
 All current directors as a group (3)      151,500                    $18.3457

(1) The closing price of the Company's Class A Common Stock as reported on Nasdaq on March 26, 1999, was $75.50. Exercise prices shown are weighted averages of the actual exercise prices for stock options granted to the individuals or members of the groups, as applicable.
(2) Includes options to acquire 2,500 shares under the proposed Second Amendment to the Amended and Restated 1992 Stock
     Option Plan For Outside Directors.
(3)  Consists of three persons.

     Approval of this proposal requires the affirmative vote of a majority of the votes of shares present, in person or by proxy, and entitled to vote at a meeting of the stockholders of the Company voting as a single class. Accordingly, abstentions will have the effect of votes against this proposal, and non-votes will be disregarded and have no effect on the outcome of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SECOND AMENDMENT TO THE AMENDED AND RESTATED 1992 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.


         IX. AND X. PROPOSALS TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK


     The Board of Directors has proposed two amendments to Article Four of the Certificate of Incorporation of the Company (the "Amendments"). One of the Amendments (Proposal IX) would increase the number of shares of Class A Common Stock which the Company is authorized to issue to 150,000,000 shares. The other Amendment (Proposal X) would increase the number of authorized shares of Class B Common Stock to 31,000,000 shares.


     The Certificate of Incorporation presently authorizes the Company to issue 5,000,000 shares of Preferred Stock, issuable in series, the terms of which may be fixed by the Board of Directors, 75,000,000 shares of Class A Common Stock and 22,000,000 shares of Class B Common Stock. The Class B Common Stock is convertible, share-for-share, into Class A Common Stock at the option of the holder and automatically so converts upon any transfer to any person or entity other than New York Life or its affiliates. In stockholder votes, each share of Class A Common Stock has one vote and each share of Class B Common Stock has ten votes. Under the Certificate of Incorporation, the outstanding Class B Common Stock is entitled to equal treatment (payable in shares of Class B Common Stock) with the Class A Common Stock in the event of any Common Stock dividend or split. Dividends on the common stock will be paid if, when and as determined by the Board of Directors out of funds legally available for this purpose. In all respects other than voting power and the convertibility of the Class B Common Stock, the shares of Class A Common Stock and Class B Common Stock are identical. Stockholders do not have cumulative voting rights with respect to the election of directors. The affirmative vote of the holders of a majority of the outstanding Class A Common Stock is required for an amendment of the By-laws that would alter the requirement that a majority of the directors on the Audit Committee be persons who are not directors of New York Life or its subsidiaries (other than the Company) or officers or employees of New York Life or its subsidiaries (other than the Company).

     Other than Premier, the holders of the Common Stock do not have preemptive rights as to additional issues of Common Stock or, other than the Class B Common Stock, conversion rights. Premier has a contractual right pursuant to its agreements with the Company to maintain its proportionate interest in the Company's Class A Common Stock should the Company issue additional shares of its Class A Common Stock in a firm commitment public offering. Therefore, should the Board of Directors elect to issue additional shares of Class A Common Stock, existing stockholders (other than potentially Premier) would not have any preferential rights to purchase such shares. Premier waived its preemptive rights in connection with the Company's proposed primary offering (the "Offering") of approximately $350 million of Class A Common Stock. The Company has filed a registration statement with the Securities and Exchange Commission relating to these securities, but the registration statement has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Proxy Statement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Once the registration statement has been declared effective, a prospectus meeting the requirements of
Section 10 of the Securities Act of 1933, as amended, may be obtained by contacting the Company's Investor Relations Department, 14000 Riverport Drive, Maryland Heights, Missouri 63043.

     In addition, the shares of Common Stock are not subject to redemption or to any further calls or assessments and are not entitled to the benefit of any sinking fund provisions. After satisfaction of the preferential liquidation rights of any preferred stock, the holders of the Class A and Class B Common Stock are entitled to share, ratably, in the distribution of all remaining net assets.

     At March 31, 1999, no shares of Preferred Stock, 18,706,470 shares of Class A Common Stock and 15,020,000 shares of Class B Common Stock were issued and outstanding. Also at such date, a total of 25,443,638 shares of Class A Common Stock were reserved for future issuance upon conversion of the outstanding Class B Common Stock (15,020,000 shares), for issuance upon exercise of stock options granted or which may be granted under the Employee Stock Option Plans and the Outside Directors Plan (4,166,270 shares, including the additional shares proposed under the Third Amendment to the 1994 Plan), for issuance in connection with the ESPP, the Deferred Compensation Plan and other employee benefit plans (450,000 shares), and for issuance in connection with the Company's strategic alliances with certain of its clients (5,807,368 shares).

     The Certificate of Incorporation authorizes the Board of Directors to issue from time to time, in one or more series, shares of preferred stock with such designations and preferences, relative voting rights (except that voting rights, if any, in respect of the election of directors shall be limited to voting with the holders of Class A Common Stock and Class B Common Stock, as a single class, with no more than one vote per share of preferred stock), redemption, conversion, participation and other rights and qualifications, limitations and restrictions as permitted by law. No shares of preferred stock have been issued.

     As a result of the disproportionate voting rights given to holders of Class B Common Stock, NYLIFE Healthcare could reduce its investment to slightly less than 10% of the outstanding common stock and still control the Company with a majority of the combined voting power of such common stock. In addition, certain provisions of the Certificate of Incorporation and the By-laws may have anti-takeover effects, which may delay, defer or prevent a takeover attempt that a holder of the Class A Common Stock might consider in its best interest. These anti-takeover provisions, among other things: (i) provide that only the Board of Directors or holders of shares entitled to cast at least 50% of the votes of all outstanding shares entitled to vote may call special meetings of the stockholders; (ii) eliminate the ability of stockholders to take any action by written consent without a meeting; and (iii) establish certain advance notice procedures under the By-laws for the nomination of candidates for election as directors and for stockholder proposals to be considered at stockholders' meetings. The Company elected not to be subject to Section 203 of the General Corporation Law of the State of Delaware, which prohibits certain publicly held Delaware corporations from engaging in a business combination with an interested stockholder (any person or entity who, together with affiliates and associates, owns (or within the three immediately preceding years did own) 15% or more of the corporation's voting stock).

     The Board of Directors is recommending that the authorized Class A Common Stock and Class B Common Stock be increased so that the Company will have additional shares available for such proper corporate purposes as the Board may determine, without having the further need to seek stockholder authorization. Such purposes might include, among other corporate purposes, the issuance of additional shares as stock dividends or stock splits (the number of shares of Class B Common Stock currently authorized is insufficient to permit the Company to effect a 3-for-2 or greater stock split) and, with respect to the Class A Common Stock, as consideration for the acquisition of properties or businesses or in capital raising transactions and the reservation of additional shares for use in compensation plans or for conversion of Preferred Stock, should the Board determine to provide conversion rights to one or more series of the Preferred Stock which it may establish. The future issuance of shares of Class A Common Stock and Class B Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders. Except for the presently reserved shares and the contemplated Offering, the Company has no present plans, understandings or commitments for the issuance of any of the additional shares of Class A Common Stock or Class B Common Stock. The Board of Directors does not presently intend to seek stockholder approval of any particular issuance of shares unless such approval is required by law or the rules of Nasdaq. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

     If both of the Amendments are approved, the first paragraph of Article 4 of the Certificate of Incorporation will read as follows:


     "4. The total number of shares of stock which the Corporation has authority to issue is 186,000,000 shares, of which (i) 5,000,000 shares are preferred stock, par value $0.01 per share (the "Preferred Stock"), and (ii) 181,000,000 shares are common stock, consisting of 150,000,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), and 31,000,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common Stock")."


     If only one of the proposals is approved, then the number of shares of Class A Common Stock or Class B Common Stock, as the case may be, and the total number of shares of common stock will be revised accordingly.

     Assuming stockholders' approval of one or both of these proposals, the required amendment or amendments of the Certificate of Incorporation will become effective at the close of business on June 11, 1999, or as soon thereafter as practicable.

     The affirmative votes of a majority of the total voting power of the outstanding Class A Common Stock and Class B Common Stock voting together as a single class and voting separately by class are necessary for each of the proposed Amendments to be approved. Therefore, abstentions and non-votes (which may occur if a beneficial owner of stock where shares are held in a brokerage or bank account fails to provide the broker or bank voting instructions as to such shares) effectively count as votes against the respective proposal. NYLIFE HealthCare has indicated its intention to vote its Class B Common Stock in favor of the proposed Amendments.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSALS TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK.

           XI. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP served as the Company's independent accountants for the year ended December 31, 1998. The Board of Directors has appointed, subject to stockholder ratification, PricewaterhouseCoopers LLP to act in that capacity for the year ending December 31, 1999. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from stockholders. NYLIFE HealthCare has indicated its intention to vote its shares in favor of the ratification of the appointment of PricewaterhouseCoopers LLP. Assuming NYLIFE HealthCare votes to ratify such appointment, such vote would be sufficient to approve such ratification.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  A  VOTE  FOR  THE  RATIFICATION  OF
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1999.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Under Proposals VI and VII above, stockholders are being asked to approve certain amendments to the Employee Stock Option Plans that are designed to accommodate certain provisions under Mr. Toan's Employment Agreement that affect stock options granted under such Plans and restricted shares underlying such options. If stockholder approval is not obtained and is deemed to have been legally required under the terms of such Plans, failure to obtain such approval may render those provisions affecting Mr. Toan's rights in respect of stock options granted under the Employee Stock Option Plans unenforceable.

     If stockholders do not approve Proposal VIII above, regarding the Second Amendment to the Outside Directors Plan, the Board of Directors' approval of the grant of options to purchase 2,500 shares to each of Messrs. Norling, Waltman and Zachary will be null and void.

                              STOCKHOLDER PROPOSALS

     In accordance with the amended Bylaws of the Company, a stockholder who at any annual meeting of stockholders of the Company intends to nominate a person for election as a director or present a proposal must so notify the Secretary of the Company, in writing, describing such nominee(s) or proposal and providing information concerning such stockholder and the reasons for and interest of such stockholder in the proposal. Generally, to be timely, such notice must be received by the Secretary during the 30-day period that ends 90 days before the anniversary of the prior year's annual meeting. For the Company's annual meeting to be held in 2000, any such notice must be received between January 27, 2000 and February 26, 2000 to be considered timely for purposes of the 2000 Annual Meeting. Any person interested in making such a nomination or proposal should request a copy of the relevant Bylaw provisions from the Secretary of the Company. These time periods also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority, and are separate from and in addition to the Securities and Exchange Commission's requirements that a stockholder must meet to have a proposal included in the Company's proxy statement.

     Stockholder proposals intended to be presented at the 2000 Annual Meeting must be received by the Company no later than December 24, 1999, in order to be eligible for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any proposal, the Company will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

                                  OTHER MATTERS

     Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                             SOLICITATION OF PROXIES

     The Company will bear the cost of the solicitation of proxies for the Meeting. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefor will be reimbursed by the Company. Solicitation will be made by mail and also may be made personally or by telephone, facsimile or other means by the Company's officers, directors and employees, without special compensation for such activities. In addition, the Company has engaged MacKenzie Partners, Inc. as proxy solicitors. The Company has agreed to pay
MacKenzie Partners, Inc. a fee of approximately $6,500, plus reimbursement of out-of-pocket expenses for its proxy solicitation services.



By Order of the Board of Directors


                                                /s/ Thomas M. Boudreau
                                                Thomas M. Boudreau
April 22, 1999                                  Secretary

                                   EXHIBIT A

                              EXPRESS SCRIPTS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirement of that section of the Code.

     2. DEFINITIONS.

     a) "Board" shall mean the Board of Directors of the Company.

     b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     c) "Common Stock" shall mean the Class A Common Stock, par value $0.01, of the Company.

     d) "Company" shall mean Express Scripts, Inc., a Delaware corporation, and, unless the context requires otherwise, any Designated Subsidiary.

     e) "Compensation" shall mean all regular straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive payments, bonuses and other compensation, and without reduction for contributions to any 401(k) plan sponsored by the Company.

     f) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

     g) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     h) "Employee" shall mean any person who is an employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in a calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on short term disability or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

     i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     j) "Offering Date" shall mean the first business day of each Offering Period of the Plan.

     k) "Offering Period" shall mean a period of six (6) months commencing on March 1 and September 1 of each year (commencing with March 1, 1999) except as otherwise indicated by the Company.

     l) "Plan" shall mean this Employee Stock Purchase Plan.

     m) "Purchase Date" shall mean the last day of each Offering Period of the Plan.

     n) "Subsidiary" shall mean a corporation, domestic or foreign, which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3. ELIGIBILITY.

     a) Any person who is an Employee of the Company as of the Offering Date of a given Offering Period, who has continuously been an Employee for at least three months, and who is not a "senior executive" of the Company, as such term may be defined from time to time by the Board (or any committee administering the Plan in accordance with Section 13 hereof), shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

     b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such an Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. OFFERING PERIODS. The Plan shall be implemented by a series of Offering Periods of six (6) months duration, with new Offering Periods commencing on or about March 1 and September 1 of each year (or at such other time or times as may be determined by the Board of Directors). The Plan shall continue until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration and/or the frequency of the Offering Period with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

     5. PARTICIPATION.

     a) An eligible Employee may become a participant in the Plan by completing a subscription agreement (in such form and manner as may be approved by the Board or the committee administering the Plan) authorizing payroll deductions and filing it with the Company's payroll office at least five (5) business days prior to the applicable Offering Date. A subscription agreement in effect for a participant for a particular Offering Period will continue in effect for subsequent Offering Periods if the participant remains an eligible Employee and has not withdrawn the subscription agreement pursuant to Section 10.

     b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid in the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     c) By enrolling in the Plan, each participant will be deemed to have authorized the establishment of a brokerage account in his or her name at a securities brokerage firm, which firm shall serve as custodial agent for the purpose of holding shares purchased under the Plan. The account will be governed by, and subject to, the terms and conditions of a written agreement with the firm approved by the Board or the committee administering the Plan, which agreement shall, among other things, reflect the restrictions contained in
Section 21(c) and Section 21(d).

     d) Subject to the limitations of Section 3 hereof and Section 423(b)(8) of the Code, all cash dividends, if any, paid with respect to shares of Common Stock purchased under the Plan and held in a participant's account established under Section 5(c) shall be automatically invested in shares of Common Stock purchased at One Hundred Percent (100%) of fair market value (as determined under Section 7(b)) on the next Purchase Date. All non-cash distributions on Common Stock purchased under the Plan and held in a participant's account established under Section 5(c) shall be paid to the participant as soon as practical.

     6. METHOD OF PAYMENT OF CONTRIBUTIONS.

     a) The participant shall elect to have payroll deductions made each pay period during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%), in whole number percentage increments, of such participant's Compensation in each pay period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account. Except as otherwise provided in this Section 6(a), all Employees granted options under the Plan shall have the same rights and privileges.

     b) A participant may increase or decrease his or her payroll deductions by filing a new subscription agreement at any time during an Offering Period. The change may not become effective sooner than the next pay period after filing of the subscription agreement. The Board or the committee administering the Plan, at its discretion, may limit the number of participation rate changes during any Offering Period and may, in its discretion, require up to five (5) business days prior written notice.

     c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof.

     d)  Notwithstanding  the foregoing,  to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 6(a) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during the Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

     e) At the time of each exercise of a participant's option, and at the time any Common Stock issued under the Plan to a participant is disposed of, the participant must adequately provide for the Company's federal, state or other tax withholding obligations, if any, that arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including but not limited to, any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the participant.

     7. GRANT OF OPTION.

     a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall automatically be deemed to have been granted an option to purchase on the Purchase Date a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by eighty-five percent (85%) of the fair market value of the Company's Common Stock on the Purchase Date; provided, however, that in no event shall an Employee be permitted to purchase during each Offering Period more than 1,000 shares (subject to any adjustment pursuant to Section 18) and provided further that such purchase shall be subject to the limitations set forth in Section 3(b). The fair market value of the Company's Common Stock shall be determined as provided in Section 7(b).

     b) The fair market value of the Company's Common Stock on a given date shall be equal to the closing sales price of Common Stock on the date preceding the date of determination (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date on which there was a closing sales price), as reported by The Nasdaq National Market or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing sales price on such exchange on the date preceding the date of determination (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in THE WALL STREET JOURNAL. In the absence of any listing of the Common Stock on The Nasdaq National Market or on any established stock exchange, the fair market value of the Common Stock on a given date shall be determined in good faith by the Board.

     8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Purchase Date of the Offering Period, and the maximum whole number of shares subject to such option will be purchased at the applicable option price with the accumulated Contributions in his or her account, subject to the limitations in this Plan. The shares purchased upon exercise of an option hereunder shall be held in the participant's account established under Section 5(c) pursuant to Section 21(c) and Section 21(d). During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. DELIVERY. As promptly as practicable after the Purchase Date of each Offering Period, the Company shall arrange the delivery by direct deposit into the account established for each participant under Section 5(c), the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares on the Purchase Date, other than amounts representing fractional shares, will be returned to him or her as soon as practicable. Amounts representing fractional shares will be carried forward for use in subsequent purchases.

     10. VOLUNTARY WITHDRAWAL; TERMINATION OF EMPLOYMENT.

     a) A participant may withdraw from an Offering Period all but not less than all the Contributions credited to his or her account under the Plan at any time prior to [five (5)] business days prior to the Purchase Date of the Offering Period by completing a Company approved notice of withdrawal. All of the participant's Contributions credited to his or her account will be paid to him or her as soon as practicable after receipt of his or her notice of withdrawal and his or her option of the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period. Payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement in accordance with this Plan.

     b) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

     c) Upon a participant's ceasing to be an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account and not yet applied to the purchase of shares will be returned to him or her, or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated, provided that if the Company does not learn of such death more than five (5) business days prior to the Purchase Date, payroll deductions credited to the participant's account may be applied to the purchase of shares under the Plan on such Purchase Date.

     d) In the event an Employee's salary grade level is elevated or title or position is changed so as to make an Employee a "senior executive" of the Company during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and Contributions credited to his or her account will be returned to him or her and his or her option terminated.

     11.  INTEREST.   No  interest  shall  accrue  on  the  Contributions  of  a participant in the Plan.

     12. STOCK.

     a) The maximum number of shares of the Company's Common Stock which shall be made available for purchase under the Plan shall be 250,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
Section 18 hereof. These shares may be newly issued or may be purchased for the Plan on the open market or from private sources. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.


     b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

     c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the "Street Name" of a Company approved broker, subject to Section 21 hereof.

     13. ADMINISTRATION. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of
Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder. To aid in the administration of the Plan, the Board or the committee may appoint a Plan administrator and allocate to it certain limited responsibilities to carry out the directives of the Board or the committee in all phases of the administration of the Plan.

     14. DESIGNATION OF BENEFICIARY.

     a) A participant may file a written designation of a beneficiary who is to receive shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. TRANSFERABILITY. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as election to withdraw all Contributions in accordance with Section 10 hereof.

     16. USE OF FUNDS. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

     17. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Purchase Date, which statements will set forth the amount of Contributions, the per share purchase price, the number of shares purchased, the remaining cash balance, if any, and the dividends received, if any, for the period covered.

     18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

     a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be appropriately adjusted for any changes in the Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any similar changes in the Company's capitalization. Such adjustment shall be made by the Board or the committee administering this Plan, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     b) CORPORATE TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to have been assumed or substituted if, following the sale of assets or merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of the majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

     19. AMENDMENT OR TERMINATION.

     a) The Board may at any time terminate or amend the Plan. Except as provided in Section 19, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant; provided, that no shares may be issued or sold pursuant to any amendment increasing the maximum number of shares issuable under the Plan unless the stockholders of the Company have approved the amendment within 12 months of its adoption by the Board. If such stockholder approval is not obtained within such 12-month period, the amendment shall be void and of no force or effect and the amounts withheld from Employees with respect to such increased shares shall be returned to them. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under
Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

     b) Without stockholder approval and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion as advisable which are consistent with the Plan.

     20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. CONDITIONS UPON ISSUANCE OF SHARES.

     a) Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of The Nasdaq National Market or any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     b) As a condition of the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     c) Each participant agrees, by enrolling in the Plan, to promptly give the Company prior written notice of any withdrawal of shares held in the participant's account established under Section 5(c), or any disposition of shares purchased under the Plan, where such withdrawal or disposition occurs within two (2) years after the date of grant of the option pursuant to which such shares were purchased, provided that any such withdrawal or disposition shall be subject to Section 21(d).

     d) Prior to the participant's termination of employment with the Company, a participant may withdraw some or all of the whole shares of Common Stock held in the participant's account established under Section 5(c), provided that, unless the Board or the committee administering the Plan otherwise permits in its sole discretion, each participant agrees, by enrolling in the Plan, that he or she may not withdraw any shares of Common Stock purchased under the Plan until six
(6) months have expired following the Purchase Date on which such shares were purchased.

     22. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof. However, no shares of Common Stock may be issued or sold until the stockholders of the Company have approved the Plan within 12 months of its adoption by the Board. If such stockholder approval is not obtained within such 12-month period, the Plan shall be void and of no force or effect and the amounts withheld from Employees shall be returned to them.

     23. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                   EXHIBIT B

                              EXPRESS SCRIPTS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN


1.         PURPOSE

     The purpose of this Express Scripts, Inc. Executive Deferred Compensation Plan (the "Plan") is to provide eligible key employees of the Company with an opportunity to defer compensation to be earned by them from the Company as a means of saving for retirement or other future purposes and to provide such employees with competitive retirement and capital accumulation benefits. In addition, the Plan is intended to provide eligible key employees additional incentive to remain employed by the Company and to attract certain executive-level employees.

2.     DEFINITIONS

     The following definitions shall be applicable throughout the Plan:

     2.1   ACCOUNTING DATE.

     "Accounting Date" means each Business Day on which a calculation concerning a Participant's Compensation Account is performed, or as otherwise defined by the Committee.

     2.2   BASIC COMPANY CREDIT.

     "Basic Company Credit" means an amount, if any, credited to a Participant's Retirement Account as described in Section 7.

     2.3   BENEFICIARY.

     "Beneficiary" means the person or persons designated by the Participant in accordance with Section 10, or if no person or persons are so designated, the estate of a deceased Participant.

     2.4   BOARD.

     "Board" means the Board of Directors of Express Scripts, Inc. or its designee.

     2.5   BUSINESS DAY.

     Business Day" means a day on which the New York Stock Exchange is open for trading activity.

     2.6   COMMITTEE.

     "Committee" means the Compensation Committee of the Board.

     2.7   COMMON STOCK.

     "Common Stock" means the Class A Common Stock, $0.01 par value, of Express Scripts, Inc.

     2.8   COMMON STOCK FUND.

     "Common Stock Fund" means that investment option, approved by the Committee, in which a Participant's Compensation Accounts may be deemed to be invested and may earn income (or incur losses) based on a hypothetical investment in Common Stock.

     2.9   COMPANY.

     "Company" means Express Scripts, Inc., its divisions, subsidiaries and affiliates.

     2.10  COMPANY CREDITS.

     "Company Credits" means amounts credited as either Basic Company Credits or Past Service Credits by the Company to Compensation Accounts, in the sole discretion of the Committee, pursuant to Section 7.

     2.11  COMPENSATION.

     "Compensation" means any employee compensation determined by the Committee to be properly deferrable under the Plan.

     2.12  COMPENSATION ACCOUNT(S).

     "Compensation   Account(s)"   means  the  Retirement   Account  and/or  the
In-Service Accounts.

     2.13  CREDIT DATE.

     "Credit Date" means each date on which Deferred Compensation is credited to Compensation Accounts in accordance with rules prescribed by the Committee.

     2.14  DEFERRED COMPENSATION.

     "Deferred Compensation" means the Compensation elected by the Participant to be deferred pursuant to the Plan.

     2.15  DISABILITY.

     "Disability" means qualification for disability benefits under a long-term disability plan under which a Participant is covered and which is maintained by the Company.

     2.16 EFFECTIVE DATE.

     "Effective Date" means January 1, 1999.

     2.17 ELECTION.

     "Election" means a Participant's delivery of a written notice of election to the Committee or its designee electing to defer payment of a specified percentage of his or her Compensation (in accordance with rules prescribed by the Committee) either until Retirement, death or such other time as further permitted by the Committee.

     2.18 EMPLOYEE.

     "Employee" means an individual classified by the Committee as a full-time, regular salaried employee of the Company, its present and future subsidiary corporations as defined in Section 424 of the Internal Revenue Code of 1986, as amended, or its affiliates.

     2.19 EXCHANGE ACT.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.20 FAIR MARKET VALUE.

     "Fair Market Value" means, as of any specified date, the closing sales price of a share of Common Stock, as reported on the Nasdaq National Market on that date (or, if there are no sales on that date, the last preceding date on which there was a sale), or, in the event the Common Stock is listed on a stock exchange, the closing sales price of a share of Common Stock, as reported on such exchange on that date (or, if there are no sales on that date, the last preceding date on which there was a sale). In the absence of any listing of the Common Stock on the Nasdaq National Market or on any established stock exchange, Fair Market Value means the fair market value of the Common Stock on any specified date as determined in good faith by the Committee.

     2.21 IN-SERVICE ACCOUNT.

     "In-Service Account" means the account or accounts to which a Participant elects to contribute Deferred Compensation and from which, pursuant to Section 8.2, distributions are made.

     2.22 PARTICIPANT.

     "Participant" means an Employee selected by the Committee to participate in the Plan who has elected to defer payment of all or a portion of his or her Compensation under the Plan.

     2.23 PAST SERVICE CREDIT.

     "Past Service Credit" means an amount, if any, credited to a Participant's Retirement Account as described in Section 7.

     2.24 PLAN.

     "Plan" means this Express Scripts, Inc. Executive Deferred Compensation Plan, as amended from time to time.

     2.25 PLAN YEAR.

     "Plan Year" means the annual period commencing January 1 and ending the following December 31.

     2.26 RETIREMENT.

     "Retirement" means a Participant's termination of employment on or after age 57 or upon attaining age 55 with ten (10) Service Years in a position at least as senior as a senior vice-president.

     2.27 RETIREMENT ACCOUNT.

     "Retirement Account" means the account to which a Participant elects to contribute Deferred Compensation and to which Company Credits are made, and from which, pursuant to Section 8.1, distributions are made.

     2.28  SERVICE YEAR.

     "Service Year" means, as designated by the Committee, such year or portion thereof during which the services have been rendered by a Participant for which Compensation is payable.

     2.29 STOCK UNIT(S).

     "Stock Unit(s)" means the share equivalents credited to the Common Stock Fund of a Participant's Compensation Account in accordance with Sections 5, 6 and 7.

     2.30  TERMINATION.

     "Termination" means termination of services as an Employee for any reason other than Retirement. In the event of a Participant's Disability, a Termination will be deemed to have occurred as of the earlier of (a) the Committee's determination that a Participant has experienced a termination of services or
(b) the date which is nine (9) months after the date the Participant begins receiving disability benefits under a long-term disability plan maintained by the Company.

3.    ADMINISTRATION

     Full power and authority to construe, interpret and administer the Plan shall be vested in the Committee. This power and authority includes, but is not limited to, selecting which Employees are eligible to participate in the Plan, selecting Compensation eligible for deferral, selecting investment indices, establishing the level of Company Credits (if any) to the Plan, establishing deferral terms and conditions, receiving and approving beneficiary designation forms, and adopting modifications, amendments and procedures as may be deemed necessary, appropriate or convenient by the Committee. Decisions of the
Committee shall be final, conclusive and binding upon all parties. The Committee, in its sole discretion, may delegate day-to-day administration of the Plan to an employee or employees of the Company or to a third-party administrator. The Committee may also rely on outside counsel, independent accountants or other consultants or advisors for advice and assistance in fulfilling its administrative duties under the Plan.

4.    ELIGIBILITY

     The Committee shall have the authority to select from senior and vice president-level executives those Employees who shall be eligible to participate in the Plan.

5.     PARTICIPANT ACCOUNTS

     Upon a Participant's initial election to participate in the Plan, there shall be established a Retirement Account and an In-Service Account, as designated by the Participant, to which there shall be credited any Deferred Compensation as of each Credit Date. In addition, Company Credits, if any, made pursuant to Section 7 shall be allocated to a Participant's Retirement Account in accordance with rules prescribed by the Committee. Each such Compensation Account shall be credited (or debited) on each Accounting Date with income (or loss) based upon a hypothetical investment in any one or more of the investment options available under the Plan, as prescribed by the Committee for the particular Compensation credited, which may include a Common Stock Fund. If a Participant elects to invest all or any portion of his or her Compensation Account(s) in the Common Stock Fund, that portion of the Participant's Compensation Account(s) shall be credited on each Credit Date with Stock Units equal to the number of shares of Common Stock (including fractions of a share) that could have been purchased with the amount of such Deferred Compensation at the Fair Market Value on the Credit Date. As of any date for the payment of cash dividends on the Common Stock, the portion of the Participant's Compensation Account(s) invested in the Common Stock Fund as of the dividend record date shall be credited with additional Stock Units calculated by dividing (i) the product of (a) the dollar value of the dividend declared in respect of a share of Common Stock multiplied by (b) the number of Stock Units credited to the Participant's Compensation Account(s) as of the dividend record date by (ii) the Fair Market Value of a share of Common Stock on the dividend payment date.

6.     ELECTION TO PARTICIPATE

     Any Employee selected by the Committee to participate in the Plan may elect to do so by delivering to the Committee or its designee an Election on a form prescribed by the Committee, designating the Compensation Account to which the Deferred Compensation is to be credited, electing the timing and form of distribution (if applicable), and setting forth the manner in which such Deferred Compensation shall be invested in accordance with Section 5. A Participant's initial Election must be filed within thirty (30) days of the date on which the Participant becomes eligible to participate in the Plan. Such initial Election shall only be effective as to the Plan Year to which such Election relates. A Participant must submit a new Election for each subsequent Plan Year in order to defer Compensation. Such subsequent Election must be filed at least thirty (30) days prior to the first day of the Plan Year to which such Election relates. An effective Election may not be revoked or modified except as otherwise determined by the Committee or as stated in the Plan.

     6.2     INVESTMENT   ALTERNATIVES   FOR   EXISTING

     A Participant may elect to change an existing selection as to the investment alternatives in effect with respect to an existing Compensation Account (in increments prescribed by the Committee) as often, and with such restrictions, as determined by the Committee.

7.   COMPANY CREDITS

     In the sole discretion of the Committee, in a given Plan Year, the Company may credit a specified percentage of a Participant's Compensation to the Participant's Retirement Account as a Basic Company Credit. The Committee, in its sole discretion, may cause the Company to credit such Basic Company Credit for all or any portion of the participants in the Plan in such Plan Year. In addition, the Committee may cause the Company to credit a Past Service Credit to recognize past service as the Committee, in its sole discretion, deems appropriate. Such Basic Company Credit and Past Service Credit, if any, shall be credited to a Participant's Retirement Account and shall be subject to the limitations determined appropriate by the Committee, including the limitation contained in Section 8.3 and the limitations described below in this Section 7.

     7.1       VESTING.

     A  Participant's  Deferred  Compensation  shall be immediately  one-hundred
percent  (100%)   nonforfeitable  upon  being  credited  to  such  Participant's
Retirement or In-Service Account.

     A Participant's Basic Company Credit for a Plan Year shall become nonforfeitable three (3) years after the end of the Plan Year to which such Basic Company Credit relates.

     A Participant's Past Service Credit shall be fifty-percent (50%) nonforfeitable upon being credited to his or her Retirement Account. The remaining fifty-percent (50%) shall become nonforfeitable as follows: one (1) year after the end of the Plan Year in which the Past Service Credit is credited to the Participant's Retirement Account, the Participant shall be one-third (1/3) vested in the remaining fifty percent (50%); two (2) years after the end of the Plan Year in which the Past Service Credit is credited to the Participant's Retirement Account, the Participant shall be two-thirds (2/3) vested in the remaining fifty percent (50%); and three (3) years after the end of the Plan Year in which the Past Service Credit is credited to the Participant's Retirement Account, the Participant shall be one-hundred percent (100%) vested in the remaining fifty percent (50%).

     Upon a Participant's termination of employment for any reason prior to attaining age 57, he or she shall forfeit any nonvested benefits. A Participant shall have a one-hundred percent (100%) nonforfeitable right to Basic Company Credits and Past Service Credits upon attaining age 57.

     7.2    FORFEITURE.

     Upon a Participant's Termination or Retirement, the Company reserves the right to withhold payment of a portion of a Participant's Retirement Account attributable to Basic Company Credits or Past Service Credits made under Section 7 (and earnings thereon) in the event the Committee determines that the Participant has violated the Company's standard noncompetition and nondisclosure agreement or any other employment agreement executed by the Participant, or otherwise acts against the interests of the Company, as determined by the Committee in its sole discretion.

8.    DISTRIBUTION

     8.1     RETIREMENT ACCOUNT.

     In the event of a Participant's Retirement, the Participant's Retirement Account shall be distributed at the time and in the manner elected by the Participant in his or her initial Election. If no Election is made by a Participant as to the timing of distribution or form of payment of his or her Retirement Account, upon the Participant's Retirement such account shall be paid in a single lump sum.

     8.2     IN-SERVICE ACCOUNT.

     Deferred Compensation credited to a Participant's In-Service Account shall be distributed at the time and in the manner elected by the Participant in his or her Election. A Participant may not change the Election as to the distribution of Deferred Compensation in his or her In-Service Account except as otherwise permitted in Section 9.

     8.3    TERMINATION.

     In the event of a Participant's Termination, the Participant's Compensation Accounts shall be distributed in a single lump sum to such Participant as soon as administratively practicable following his or her Termination.

     8.4    DEATH.

     In the event of the Participant's death (a) while in the employment of the Company or (b) after the Participant's Termination but prior to the payment of such Participant's Compensation Accounts pursuant to Section 8.3, the Company shall pay the following amounts to the Participant's Beneficiary in a single lump sum:

     (1) the remaining amounts,  if any, in a Participant's  In-Service Account;
and

     (2) the amounts in the Participant's Retirement Account.

     In the event of the Participant's death following Retirement, the Company shall pay the amount in the Participant's Retirement Account to the Participant's Beneficiary in the form and at the time elected by the Participant pursuant to Section 6.1.

     8.5 FORM OF DISTRIBUTION.

     Distribution of a Participant's Compensation Accounts shall be made in cash; provided that, any amounts in a Participant's Compensation Accounts invested in the Common Stock Fund shall be distributed to the Participant in wholes shares of Common Stock with fractional shares paid in cash.

9.       FINANCIAL HARDSHIP

     Upon the written request of a Participant or a Participant's legal representative and a finding that continued deferral will result in an unforeseeable financial emergency to the Participant, the Committee (in its sole discretion) may authorize (a) the payment of all or a part of a Participant's Compensation Accounts representing Deferred Compensation and earnings thereon in a single lump sum prior to his or her ceasing to be a Participant, or (b) a Participant to cease contributing Deferred Compensation to the Plan during a Plan Year. It is intended that the Committee's determinations as to whether the Participant has suffered an "unforeseeable financial emergency" shall be made consistent with the requirements under Section 457(d) of the Internal Revenue Code of 1986, as amended.

10. BENEFICIARY DESIGNATION

     A Participant may designate one or more persons (including a trust) to whom or to which payments are to be made if the Participant dies before receiving distribution of all amounts due under the Plan. A Participant may, at any time, elect to change the designation of a Beneficiary. A designation of Beneficiary will be effective only after the signed designation of Beneficiary is filed with the Committee or its designee while the Participant is alive and will cancel all designations of Beneficiary signed and filed earlier. If the Participant fails to designate a Beneficiary as provided above or if all of a Participant's Beneficiaries predecease him or her and he or she fails to designate a new Beneficiary, the remaining unpaid amounts shall be paid in one lump sum to the estate of such Participant. If all Beneficiaries of the Participant die after the Participant but before complete payment of all amounts due hereunder, the remaining unpaid amounts shall be paid in one lump sum to the estate of the last to die of such Beneficiaries.

11.     UNSECURED GENERAL CREDITOR STATUS OF EMPLOYEE

     The payments to Participants and their Beneficiaries hereunder shall be made from the general corporate assets of the Company. No person shall have any interest in any such assets by virtue of the provisions of this Plan. The Company's obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company; no such person shall have nor acquire any legal or equitable right, interest or claim in or to any property or assets of the Company. Any accounts maintained under this Plan shall be hypothetical in nature and shall be maintained for bookkeeping purposes only. Neither the Plan nor any account shall hold any actual funds or assets.

12.    SHARES;  ADJUSTMENTS IN EVENT OF CHANGES IN CAPITALIZATION

     An aggregate of 50,000 shares of Common Stock have been initially allocated to the Plan and reserved for the distribution of Compensation Accounts as described in Section 8.5, subject to adjustment under this Section 12. The Company may, in its discretion, use shares held in the Treasury under this Plan in lieu of authorized but unissued shares of Common Stock.

     In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, share dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange or reclassification of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common shareholders other than cash dividends, the number or kind of shares or Stock Units that may be credited under the Plan shall be automatically adjusted so that the proportionate interest of the Participants shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes of the Plan.

13.      INALIENABILITY OF BENEFITS

     The interests of the Participants and their Beneficiaries under the Plan may not in any way be voluntarily or involuntarily transferred, alienated or assigned, nor subject to attachment, execution, garnishment or other such equitable or legal process. A Participant or Beneficiary cannot waive the provisions of this Section 13.

14.       GOVERNING LAW

     The provisions of this plan shall be interpreted and construed in accordance with the laws of the State of Missouri, except to the extent preempted by Federal law.

15.       AMENDMENTS

         The Committee may amend, alter or terminate this Plan at any time without the prior approval of the Board; provided, however, that the Committee may not, without approval by the Board, materially increase the benefits accruing to Participants under the Plan.

     IN  WITNESS  WHEREOF,   the  Express  Scripts,   Inc.   Executive  Deferred
Compensation Plan is effective as of January 1, 1999.

                                  EXPRESS SCRIPTS, INC.


                                  By:/s/ Barrett Toan

                                  Title: President and Chief Executive Officer

                                    EXHIBIT C

                               THIRD AMENDMENT TO
        EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1994 STOCK OPTION PLAN

                                    RECITALS

     A. Express Scripts, Inc. (the "Corporation") has an Amended and Restated 1994 Stock Option Plan, which was amended and restated on March 22, 1995 and approved by the stockholders on May 24, 1995, and which was subsequently amended by the Board of Directors of the Corporation (the "Board") on January 29, 1997 and January 27, 1998, and such subsequent amendments were approved by the stockholders on May 28, 1997 and May 27, 1998, respectively (the "1994 Plan").

     B. On March 24, 1999, the Board approved an increase in the number of shares that the Company may issue pursuant to the 1994 Plan and certain additional amendments to the 1994 Plan.

                                    AMENDMENT

     1. DEFINITIONS. Capitalized terms set forth in this Third Amendment to the 1994 Plan (the "Third Amendment") shall be as defined in the 1994 Plan.

     2. AMENDMENT TO SECTION 1, DEFINITION OF "EARLY RETIREMENT". The definition of the term "Early Retirement" in Section 1 of the 1994 Plan is amended by inserting at the end of clause (ii) the additional language set forth below:

     , provided, however, that a non-qualified deferred compensation plan shall not be deemed to be a pension plan for purposes of this definition.

     3. AMENDMENT TO SECTION 1, DEFINITION OF "NORMAL RETIREMENT". The definition of the term "Normal Retirement" in Section 1 of the 1994 Plan is amended by inserting at the end of clause (ii) the additional language set forth below:

     , provided, however, that a non-qualified deferred compensation plan shall not be deemed to be a pension plan for purposes of this definition.

     4. AMENDMENT TO SECTION 1, DEFINITION OF "PLAN". The definition of the term "Plan" in Section 1 of the 1994 Plan is amended by deleting such definition in its entirety and replacing it with the language set forth below:

     "Plan" shall mean this Express Scripts, Inc. Amended and Restated 1994 Stock Option Plan, as amended from time to time.

     5. AMENDMENT TO SECTION 2.1, SHARES SUBJECT TO PLAN. Section 2.1 of the 1994 Plan is amended to read as follows in its entirety:

     The maximum number of Shares that may be issued or transferred pursuant to Options under this Plan shall be 2,920,000, which has been adjusted to reflect the stock split effected on October 30, 1998. Such number of Shares shall increase annually, effective as of each January 1, commencing on January 1, 2000 and ending on January 1, 2004, by an amount equal to one (1) percent of the Company's total outstanding shares of Class A and Class B Common Stock on such date. The Company shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. If any Shares that have been subject to an Option cease to be subject thereto, or any Restricted Shares received by an Optionee upon the exercise of an Option are forfeited to the Company in accordance with the Option Agreement, such Shares may again be the subject of Options hereunder.

     6. AMENDMENT TO SECTION 2.2, CHANGES IN COMPANY'S SHARES. Section 2.2 of the 1994 Plan is hereby amended by inserting at the end of the single paragraph of such section the additional language set forth below:

     and adjustments of the limitation in Section 3(b) of the maximum number of Shares subject to Options that may be granted to any Employee.

     7. AMENDMENT TO SECTION 3, ELIGIBILITY FOR OPTION GRANTS. Section 3 of the 1994 Plan is hereby amended by deleting paragraph (b) in its entirety and replacing it with the language set forth below to reflect the stock split effected on October 30, 1998:

     (b) determine the number of Shares to be subject to each Option granted to such selected Employees; provided, that in no event shall Options be granted to any Employee in excess of 300,000;

     8. AMENDMENT TO SECTION 4.4, METHOD OF EXERCISE. Section 4.4 of the 1994 Plan is hereby amended by deleting the second sentence thereof and replacing it with the language set forth below:

     The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring previously owned Shares to the Company (including by way of attestation of the Optionee's ownership of such Shares), having Shares withheld or exercising pursuant to a "cashless exercise" procedure, or any combination thereof.

     9. AMENDMENT TO SECTION 6.1, COMPENSATION COMMITTEE. Section 6.1 of the 1994 Plan is hereby amended by deleting such section in its entirety and replacing it with the language set forth below:

     6.1 COMPENSATION COMMITTEE

     The Plan shall be administered by the Committee which shall consist of at least three directors of the Company, appointed by the Board and holding office at the pleasure of the Board. All Committee members shall be members of the Board.

     10. EFFECTIVE DATE OF THE THIRD AMENDMENT; STOCKHOLDER APPROVAL. The effective date of this Third Amendment shall be March 24, 1999. This Third Amendment shall be submitted for the approval of the stockholders of the Corporation at the next annual meeting thereof on May 26, 1999, and, if not approved by the stockholders, this Third Amendment shall be null and void.

                                    EXHIBIT D

                               FIRST AMENDMENT TO
        EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1992 STOCK OPTION PLAN

                                    RECITALS

     A. Express Scripts, Inc. (the "Corporation") has an Amended and Restated 1992 Stock Option Plan (the "1992 Plan"), which was amended and restated on March 22, 1995 and approved by the stockholders on May 24, 1995.

     B. On March 24, 1999, the Board of Directors of the Corporation approved certain amendments to the 1992 Plan.

                                    AMENDMENT

     1. DEFINITIONS. Capitalized terms set forth in this First Amendment to the 1992 Plan (the "First Amendment") shall be as defined in the 1992 Plan.

     2. AMENDMENT TO SECTION 1, DEFINITION OF "EARLY RETIREMENT". The definition of the term "Early Retirement" in Section 1 of the 1992 Plan is amended by inserting at the end of clause (ii) the additional language set forth below:

     , provided, however, that a non-qualified deferred compensation plan shall not be deemed to be a pension plan for purposes of this definition.

     3. AMENDMENT TO SECTION 1, DEFINITION OF "NORMAL RETIREMENT". The definition of the term "Normal Retirement" in Section 1 of the 1992 Plan is amended by inserting at the end of clause (ii) the additional language set forth below:

     , provided, however, that a non-qualified deferred compensation plan shall not be deemed to be a pension plan for purposes of this definition.

     4. AMENDMENT TO SECTION 1, DEFINITION OF "PLAN". The definition of the term "Plan" in Section 1 of the 1992 Plan is amended by deleting such definition in its entirety and replacing it with the language set forth below:

     "Plan" shall mean this Express Scripts, Inc. Amended and Restated 1992 Stock Option Plan, as amended from time to time.

     5. AMENDMENT TO SECTION 2.1, SHARES SUBJECT TO PLAN. Section 2.1 of the 1992 Plan is amended to read as follows in its entirety:

     The maximum number of Shares that may be issued or transferred pursuant to Options under this Plan shall be 2,380,000, which has been adjusted to reflect the stock split effected on October 30, 1998. The Company shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. If any Shares that have been subject to an Option cease to be subject thereto, or any Restricted Shares received by an Optionee upon the exercise of an Option are forfeited to the Company in accordance with the Option Agreement, such Shares may again be the subject of Options hereunder.

     6. AMENDMENT TO SECTION 2.2, CHANGES IN COMPANY'S SHARES. Section 2.2 of the 1992 Plan is hereby amended by inserting at the end of the single paragraph of such section the additional language set forth below:

     and adjustments of the limitation in Section 3(b) of the maximum number of Shares subject to Options that may be granted to any Employee.

     7. AMENDMENT TO SECTION 3, ELIGIBILITY FOR OPTION GRANTS. Section 3 of the 1992 Plan is hereby amended by deleting paragraph (b) in its entirety and replacing it with the language set forth below to reflect the stock split effected on October 30, 1998:

     (b) determine the number of Shares to be subject to each Option granted to such selected Employees; provided, that in no event shall Options be granted to any Employee in excess of 800,000;

     8. AMENDMENT TO SECTION 4.4, METHOD OF EXERCISE. Section 4.4 of the 1992 Plan is hereby amended by deleting the second sentence thereof and replacing it with the language set forth below:

     The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring previously owned Shares to the Company (including by way of attestation of the Optionee's ownership of such Shares), having Shares withheld or exercising pursuant to a "cashless exercise" procedure, or any combination thereof.

     9. AMENDMENT TO SECTION 6.1, COMPENSATION COMMITTEE. Section 6.1 of the 1992 Plan is hereby amended by deleting such section in its entirety and replacing it with the language set forth below:

     6.1 COMPENSATION COMMITTEE

     The Plan shall be administered by the Committee which shall consist of at least three directors of the Company, appointed by the Board and holding office at the pleasure of the Board. All Committee members shall be members of the Board.

     10. EFFECTIVE DATE OF THE FIRST AMENDMENT; STOCKHOLDER APPROVAL. The effective date of this First Amendment shall be March 24, 1999. This First Amendment shall be submitted for the approval of the stockholders of the Corporation at the next annual meeting thereof on May 26, 1999, and, if not approved by the stockholders, this First Amendment shall be null and void.

                                    EXHIBIT E

    FOURTH AMENDMENT TO EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1994 STOCK
                                  OPTION PLAN

                                    RECITALS

     A. Express Scripts, Inc. (the "Corporation") has an Amended and Restated 1994 Stock Option Plan, which was amended and restated on March 22, 1995 and approved by the stockholders on May 24, 1995, and which was subsequently amended by the Board of Directors of the Corporation (the "Board") on January 29, 1997 and January 27, 1998, and such subsequent amendments were approved by the stockholders on May 28, 1997 and May 27, 1998, respectively (the "1994 Plan").

     B. On March 24, 1999, the Board approved an increase in the number of shares that the Company may issue pursuant to the 1994 Plan and certain additional amendments to the 1994 Plan.

     C. On March 24, 1999, the Board approved certain additional amendments to the 1994 Plan pursuant to the Employment Agreement dated as of April 1, 1999 between the Corporation and Barrett A. Toan.

                                    AMENDMENT

     1. DEFINITIONS. Capitalized terms set forth in this Fourth Amendment to the 1994 Plan (the "Fourth Amendment") shall be as defined in the 1994 Plan.

     2. AMENDMENT TO SECTION 1, DEFINITION OF "CHANGE IN CONTROL". The definition of the term "Change in Control" in Section 1 of the 1994 Plan is hereby amended by adding the following sentence to the end of such definition:

     Notwithstanding anything to the contrary herein, "Change in Control" or any other substantially similar term that is defined in the Employment Agreement shall have the meaning given such term in the Employment Agreement in order to give effect to the provisions of such Agreement.

     3. AMENDMENT TO SECTION 1, DEFINITION OF "EMPLOYMENT AGREEMENT". The definition of the term "Employment Agreement" is hereby added to Section 1 of the 1994 Plan as set forth below:

     "Employment   Agreement"  shall  mean  that  certain  employment  agreement effective as of April 1, 1999 between Barrett A. Toan and Express Scripts, Inc., as such agreement may be amended from time to time.

     4. AMENDMENT TO SECTION 4.2. Section 4.2 of the 1994 Plan is hereby amended by adding a new Section 4.2(e) as set forth below:

     (e) EMPLOYMENT AGREEMENT. To the extent that the provisions of Section 4.2(c), Section 4.2(d) or any Option Agreement evidencing outstanding Options or Restricted Shares conflict with any provisions of the Employment Agreement, the Employment Agreement shall govern as to Options granted, and Restricted Shares issued, to the employee named therein.

     5. AMENDMENT TO SECTION 5.1. Section 5.1 of the 1994 Plan is hereby amended by deleting such section in its entirety and replacing it with the language set forth below:

     5.1 IMPACT OF CHANGE OF CONTROL EVENT

     Except as otherwise provided in the Employment Agreement with respect to Options granted, and Restricted Shares issued, to the employee named therein and notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (i) all outstanding Options, whether or not previously exercisable and vested, shall terminate immediately and become null and void on the Change in Control Date, and (ii) any Restricted Shares shall be redeemed by the Company and canceled as of the Change in Control Date; and in either case the Company shall pay such Optionee the amount, if any, determined in accordance with Section 5.2 in lieu of such Options or Restricted Shares.

     6. AMENDMENT TO SECTION 5.4. Section 5.4 of the 1994 Plan is hereby amended by adding to the end of such Section the sentence set forth below:

     To the extent that the provisions of this Section 5.4 or any Option Agreement evidencing outstanding Options or Restricted Shares conflict with any provisions of the Employment Agreement, the Employment Agreement shall govern as to Options granted, and Restricted Shares issued, to the employee named therein.

     7. AMENDMENT TO GRANDFATHER CLAUSE. The grandfather provision that immediately follows Section 7.7 of the 1994 Plan is hereby amended by deleting the italicized lead-in thereto and replacing it with the language set forth below:

     PRIOR TO AMENDMENT AND RESTATEMENT, SECTION 5, WHICH WILL CONTINUE TO GOVERN CURRENTLY OUTSTANDING AWARDS OF STOCK OPTIONS AND RESTRICTED SHARES (EXCEPT AS TO OPTIONS AND RESTRICTED SHARES HELD BY THE EMPLOYEE NAMED IN THE EMPLOYMENT AGREEMENT), FORMERLY PROVIDED AS FOLLOWS:

     8. EFFECTIVE DATE OF THE FOURTH AMENDMENT; STOCKHOLDER APPROVAL. The effective date of this Fourth Amendment shall be March 24, 1999. This Fourth Amendment shall be submitted for the approval of the stockholders of the Corporation at the next annual meeting thereof on May 26, 1999 or any adjournment thereof, and, if not approved by the stockholders, this Fourth Amendment shall be null and void.

                                    EXHIBIT F

                               SECOND AMENDMENT TO
        EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1992 STOCK OPTION PLAN

                                    RECITALS

     A Express Scripts, Inc. (the "Corporation") has an Amended and Restated 1992 Stock Option Plan (the "1992 Plan"), which was amended and restated on March 22, 1995 and approved by the stockholders on May 24, 1995.

     B. On March 24, 1999, the Board of Directors of the Corporation approved certain amendments to the 1992 Plan (the "First Amendment").

     C. On March 24, 1999, the Board approved certain additional amendments to the 1992 Plan pursuant to the Employment Agreement dated as of April 1, 1999 between the Corporation and Barrett A. Toan.

                                    AMENDMENT

     1. DEFINITIONS. Capitalized terms set forth in this Second Amendment to the 1992 Plan (the "Second Amendment") shall be as defined in the 1992 Plan.

     2. AMENDMENT TO SECTION 1, DEFINITION OF "CHANGE IN CONTROL". The definition of the term "Change in Control" in Section 1 of the 1992 Plan is hereby amended by adding the following sentence to the end of such definition:

     Notwithstanding anything to the contrary herein, "Change in Control" or any other substantially similar term that is defined in the Employment Agreement shall have the meaning given such term in the Employment Agreement in order to give effect to the provisions of such Agreement.

     3. AMENDMENT TO SECTION 1, DEFINITION OF "EMPLOYMENT AGREEMENT". The definition of the term "Employment Agreement" is hereby added to Section 1 of the 1992 Plan as set forth below:

     "Employment   Agreement"  shall  mean  that  certain  employment  agreement effective as of April 1, 1999 between Barrett A. Toan and Express Scripts, Inc., as such agreement may be amended from time to time.

     4. AMENDMENT TO SECTION 4.2. Section 4.2 of the 1992 Plan is hereby amended by adding a new Section 4.2(e) as set forth below:

     (e) EMPLOYMENT AGREEMENT. To the extent that the provisions of Section 4.2(c), Section 4.2(d) or any Option Agreement evidencing outstanding Options or Restricted Shares conflict with any provisions of the Employment Agreement, the Employment Agreement shall govern as to Options granted, and Restricted Shares issued, to the employee named therein.

     5. AMENDMENT TO SECTION 5.1. Section 5.1 of the 1992 Plan is hereby amended by deleting such section in its entirety and replacing it with the language set forth below:

     5.1 IMPACT OF CHANGE OF CONTROL EVENT

     Except as otherwise provided in the Employment Agreement with respect to Options granted, and Restricted Shares issued, to the employee named therein and notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (i) all outstanding Options, whether or not previously exercisable and vested, shall terminate immediately and become null and void on the Change in Control Date, and (ii) any Restricted Shares shall be redeemed by the Company and canceled as of the Change in Control Date; and in either case the Company shall pay such Optionee the amount, if any, determined in accordance with Section 5.2 in lieu of such Options or Restricted Shares.

     6. AMENDMENT TO SECTION 5.4. Section 5.4 of the 1992 Plan is hereby amended by adding to the end of such Section the sentence set forth below:

     To the extent that the provisions of this Section 5.4 or any Option Agreement evidencing outstanding Options or Restricted Shares conflict with any provisions of the Employment Agreement, the Employment Agreement shall govern as to Options granted, and Restricted Shares issued, to the employee named therein.

     7. AMENDMENT TO GRANDFATHER CLAUSE. The grandfather provision that immediately follows Section 7.7 of the 1992 Plan is hereby amended by deleting the italicized lead-in thereto and replacing it with the language set forth below:

     PRIOR TO AMENDMENT AND RESTATEMENT, SECTION 5, WHICH WILL CONTINUE TO GOVERN CURRENTLY OUTSTANDING AWARDS OF STOCK OPTIONS AND RESTRICTED SHARES (EXCEPT AS TO OPTIONS AND RESTRICTED SHARES HELD BY THE EMPLOYEE NAMED IN THE EMPLOYMENT AGREEMENT), FORMERLY PROVIDED AS FOLLOWS:

     8. EFFECTIVE DATE OF THE SECOND AMENDMENT; STOCKHOLDER APPROVAL. The effective date of this Second Amendment shall be March 24, 1999. This Second Amendment shall be submitted for the approval of the stockholders of the Corporation at the next annual meeting thereof on May 26, 1999 or any adjournment thereof, and, if not approved by the stockholders, this Second Amendment shall be null and void.

                                    EXHIBIT G

                               SECOND AMENDMENT TO
        EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                              FOR OUTSIDE DIRECTORS

                                    RECITALS

     A. Express Scripts, Inc. (the "Company") has an Amended and Restated 1992 Stock Option Plan for Outside Directors (the "Plan"), which was amended and restated on March 22, 1995 and approved by the stockholders on May 24, 1995, and further amended on January 24, 1996 and approved by the stockholders on May 22, 1996.

     B. On January 27, 1999, based on the recommendation of the Compensation Committee of the Board of Directors of the Company (the "Board"), the Board approved additional awards of stock options to be granted to each of the Company's outside directors.

                                    AMENDMENT

     1. DEFINITIONS. Capitalized terms set forth in this Second Amendment to the Plan (the "Second Amendment") shall be as defined in the Plan.

     2. AMENDMENT TO SECTION 2.1, SHARES SUBJECT TO PLAN. Section 2.1 of the Plan is amended by deleting the phrase "192,000 Shares" in the first sentence thereof and inserting in lieu thereof the figure "384,000 Shares", to reflect the stock split effected on October 30, 1998.

     3. AMENDMENT TO SECTION 3, ELIGIBILITY FOR OPTION GRANTS. Section 3 of the Plan is hereby amended by deleting such section in its entirety and replacing it with the language set forth below:

     (a) Each individual who was a Non-Employee Director on the original Effective Date of this Plan received an Option to purchase 28,000 Shares (as adjusted to reflect the stock split effected on October 30, 1998) as of such date;

     (b) Each individual who was first elected or appointed to the office of director as a Non-Employee Director prior to the effective date of the First Amendment to this Plan and was still serving in such capacity on the effective date of said First Amendment received an Option to purchase 20,000 Shares (as adjusted to reflect the stock split effected on October 30, 1998), as of the effective date of the First Amendment to this Plan (the "First Amendment Additional Options"), such First Amendment Additional Options being in addition to any Options previously granted to such Non-Employee Director;

     (c) Each individual who is first elected or appointed to the office of director as a Non-Employee Director on or after the effective date of the First Amendment to the Plan shall receive an Option to purchase 48,000 Shares (as adjusted to reflect the stock split effected on October 30, 1998), as of the date of the first meeting of the Board which such individual attends in such capacity; and

     (d) Each individual who was first elected or appointed to the office of director as a Non-Employee Director prior to the effective date of the Second Amendment and is still serving in such capacity on the effective date of said Second Amendment shall receive an Option to purchase 2,500 Shares as of the effective date of said Second Amendment (the "Second Amendment Additional Options"), such Second Amendment Additional Options to be in addition to any Options previously granted to such Non-Employee Director.

     4. AMENDMENT TO SECTION 4.2(C), VESTING. Subsection 4.2(c) of the Plan is hereby amended by deleting such subsection in its entirety and replacing it with the language set forth below:

     (c) VESTING. Subject to provisions of Section 4.2 (d) and Section 5, an Option shall become exercisable in installments on a cumulative basis at a rate of one-fifth (1/5) each year, beginning on the first anniversary of the date of grant, until the date such Option expires or is terminated; PROVIDED, HOWEVER, that:

     (i) the First Amendment Additional Options shall be vested in two installments of 10,000 Shares each on June 16, 1996, and on June 16, 1997; and

     (ii)  the  Second  Amendment   Additional   Options  shall  vest  in  three
installments of 833, 833 and 834 on January 27, 2000, January 27, 2001 and January 27, 2002, respectively.

     5. EFFECTIVE DATE OF THE SECOND AMENDMENT; STOCKHOLDER APPROVAL. The effective date of this Second Amendment shall be January 27, 1999. This Second Amendment shall be submitted for the approval of the stockholders of the Corporation at the next annual meeting thereof on May 26, 1999, and if not approved by the stockholders this Second Amendment and any Second Amendment Additional Options granted pursuant hereto prior to such approval shall be null and void.

                          [COMPANY LOGO INSERTED HERE]

Dear Shareholder:

     The Annual Meeting of Stockholders of Express Scripts, Inc. will be held at the offices of the Company , 13900 Riverport Drive, Maryland Heights, Missouri 63043, at 9:30 a.m. on Wednesday, May 26, 1999.

     It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, complete the attached proxy form below, and return it promptly in the envelope provided.

                 Please Detach and Mail in the Envelope Provided
______________________________________________________________________________

------
X      Please mark your votes as in this example.
------

 (1) Election of
    Directors
                                    NOMINEE:
                      WITHHOLD
   FOR ALL THE      AUTHORITY TO    HOWARD ATKINS
    NOMINEES        VOTE FOR ALL    JUDITH E. CAMPBELL
 LISTED AT RIGHT   NOMINEES LISTED  RICHARD M. KERNAN, JR.
   (except as         AT RIGHT      RICHARD A. NORLING
  marked to the                     FREDERICK J. SIEVERT
 contrary below)                    STEPHEN N. STEINIG
                                    SEYMOUR STERNBERG
                                    BARRETT A. TOAN
                                    HOWARD L. WALTMAN
                                    NORMAN ZACHARY

INSTRUCTION: To withhold authority to vote for any
individual nominee, print
that nominee's name below.
______________________________________________________

                                             For      Against         Abstain

(2) Approval of the Company's
Employee Stock Purchase Plan

(3) Approval of the Company's
Executive Deferred Compensation Plan

(4) Approval of the Third Amendment
to the Company's Amended and Restated
1994 Stock Option Plan

(5) Approval of the First Amendment to
the Company's Amended and Restated 1992
Stock Option Plan

(6) Approval of the Fourth Amendment to
the Company's Amended and Restated 1994
Stock Option Plan

(7) Approval of the Second Amendment to
the Company's Amended and Restated 1992
Stock Option Plan

(8) Approval of the Second Amendment to
the Company's Amended and Restated 1992
Stock Option Plan for Outside Directors

(9) Approval of an Amendment to the
Company's Certificate of Incorporation
to increase Authorized Shares of Class A
Common Stock

(10) Approval of an Amendment to the
Company's Certificate of Incorporation
to increase Authorized Shares of Class B
Common Stock

(11) Ratification of the appointment of
Price Waterhouse LLP as the Company's
independent accountants for 1999

     This Proxy will be voted FOR items 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 if no instruction to the contrary is indicated. If any other business ispresented at the meeting, the proxy will be voted in accordance with the recommendation of management.

      (YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY)

                              EXPRESS SCRIPTS, INC.

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 26, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Barrett A. Toan and Stuart L. Bascomb, or either one of them, as attorneys-in-fact, agents and proxies for the undersigned with full power of substitution, to vote all shares of the Common Stock of the undersigned in Express Scripts, Inc. (the Company) at the Annual Meeting of Stockholders of the Company to be held on May 26, 1999 at 9:30 A.M., at the offices of the Company, 13900 Riverport Drive, Maryland Heights, Missouri 63043, or at any adjournment thereof, upon the matters described in the Notice of such Meeting and accompanying Proxy Statement, receipt of which is acknowledged, and upon such other business as may properly come before the Meeting or any adjournments thereof, hereby revoking any proxies heretofore given. Please sign exactly as name(s) appear on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officers. If a partnership, please sign in partnership name by authorized persons.


         Dated:_________________________    _______________________________
                                                     (Signature)

                                            _______________________________
                                               (Signature if held jointly)

                                   APPENDIX I

                              EXPRESS SCRIPTS, INC.
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN


1.       PURPOSES; DEFINITIONS

       The purposes of the Plan are to further the growth, development and financial success of the Company by providing incentives to those officers and other key employees who have the capacity for contributing in substantial measure toward the growth and profitability of the Company and to assist the Company in attracting and retaining employees with the ability to make such contributions.

     To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options and Nonqualified Stock Options.

     Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall mean the willful failure by an Employee to perform his duties with the Company, a Parent or a Subsidiary or the willful engaging in conduct which is injurious to the Company, a Parent or any Subsidiary, monetarily or otherwise, as determined by the Committee in its sole discretion, provided that, if the Employee has entered into an employment agreement with the Company, the Committee, in its sole discretion, may determine to substitute the definition set forth in such agreement.

     "Change in Control" shall mean the following:

     (i) the first date on which both of the following  conditions  shall exist:
(A) New York Life Insurance Company ("New York Life") shall have ceased to be a Parent, and (B) a "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than the Company or a Related Entity is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power for the election of directors of the Company's then outstanding securities;

     (ii) the shareholders of the Company approve a plan of complete liquidation of the Company; or

     (iii) the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or any transaction having a similar effect.

     "Change in Control Date" shall mean, in the case of a Change in Control defined in clause (i) or (ii) of the definition thereof, the date on which the event occurs, and in the case of a Change in Control defined in clause (iii) of the definition thereof, the date on which the transaction closes.

     "Change in Control Price" shall mean, in a Change in Control transaction in connection with which New York Life receives consideration for the transfer or cancellation of its voting securities, the per share amount received by New York Life; and in the case of any other Change in Control transaction, the greater of the highest Fair Market Value or the highest price per share paid in a bona fide transaction related to such Change in Control at any time during the 60 days immediately preceding the Change in Control Date.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 6.1.

     "Company" shall mean Express Scripts, Inc., a Delaware corporation, and any successor corporation.

     "Comparable   Employment"  shall  mean  employment  with  the  Company  any successor to the Company's business following a Change in Control pursuant to which:

     (i) the responsibilities and duties of the Employee are substantially the same as before the Change of Control (such changes as are a necessary consequence of the fact that the securities of the Company are no longer publicly traded if the Company's securities cease to be publicly traded as a consequence of the Change of Control shall not be considered a change in responsibilities or duties), and the other terms and conditions of employment following the Change in Control do not impose on the Employee obligations materially more burdensome than those to which the Employee was subject prior to the Change in Control;

     (ii) the aggregate compensation (including salary, bonus and other benefit plans, including option plans) of such Employee is substantially economically equivalent to or greater than such Employee's aggregate compensation immediately prior to the Change in Control Date. In making such determination there shall be taken into account all contingent or unvested compensation, under performance-based compensation plans or otherwise, with appropriate adjustment for rights of forfeiture, vesting rules and other contingencies to payment; and

     (iii) the Employee is not required to relocate from the metropolitan area of his or her residence immediately preceding the Change in Control (A) unless the Company or such successor pays the cost of such relocation (including any loss and expenses that the employee may incur upon the sale of his or her residence), (B) if the relocation is to an area with a higher cost of living than the area of the Employee's residence prior to such relocation, such Employee's compensation is equitably adjusted to account for such difference,
(C) unless the Employee is employed under a written contract for a term of not less than three (3) years, and (D) is required to make only one such move during the first three years of the written contract.

     "Effective Date" shall have the meaning set forth in Section 7.1.

     "Employee" shall mean any employee (including any officer whether or not a director) of the Company, or of any corporation which is then a Subsidiary that has been designated by the Board to participate in the Plan.

     "Early Retirement" shall mean retirement by an Employee from active employment with the Company, a Parent or any Subsidiary (i) with the express consent for purposes of the Plan of the Committee or such officer of the Company as the Committee may designate from time to time, or (ii) pursuant to the early retirement provisions of a pension plan maintained by the Company, a Parent or any Subsidiary.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" per Share as of a particular date shall mean, unless otherwise determined by the Committee:

     (i) the closing sales price per Share on a national securities exchange for the last preceding date on which there was a sale of Shares on such exchange;

     (ii) if clause (i) does not apply and the Shares are then quoted on the National Association of Securities Dealers Automated Quotation system (known as "NASDAQ"), the closing price per Share as reported on such system for the last preceding date on which a sale was reported;

     (iii) if clause (i) or (ii) does not apply and the Shares are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which such bid and asked prices were quoted; or

     (iv) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine.

     "Incentive Stock Option" shall mean an Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     "Nonqualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

     "Normal Retirement" shall mean retirement by an Employee from active employment with the Company, a Parent or any Subsidiary (i) on or after attainment of age sixty-five (65), or (ii) pursuant to the normal retirement provisions of a pension plan maintained by the Company, a Parent or any Subsidiary.

     "Option" shall mean an option to purchase Shares (including Restricted Shares, if the Committee so determines) granted pursuant to the Plan.

     "Option Agreement" shall mean an Option Agreement to be entered into between the Company and an Optionee, which shall set forth the terms and conditions of the Options granted to such Optionee.

     "Optionee" shall mean an Employee to whom an Option has been granted pursuant to the Plan.

     "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company), or if each group of commonly controlled corporations, then
(i) is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of one or more of the other corporations in such chain representing fifty percent (50%) or more of the combined voting power for the election of directors for such corporation, or (ii) if the determination of whether a corporation is a Parent is being made to determine whether the requirements governing Incentive Stock Options have been met, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation.

     "Payment Date" shall mean a date not later than ten (10) business days following the Change in Control Date.

     "Permanent Disability" shall mean that the Employee has suffered physical or mental incapacity of such nature as to prevent him from engaging in or performing the principal duties of his customary employment or occupation on a continuing or sustained basis, provided that, if an Employee has entered into an employment agreement with the Company, the Committee, in its sole discretion, may determine to substitute the definition set forth in such agreement. All determinations as to the date and extent of disability of any Employee shall be made by the Committee upon the basis of such evidence as it deems necessary or desirable.

     "Plan" shall mean this Express Scripts, Inc. 1994 Stock Option Plan, as hereinafter amended from time to time.

     "Related Entity" shall mean a Parent, a Subsidiary or any employee benefit plan (including a trust forming a part of such Plan) maintained by the Company, a Parent or a Subsidiary.

     "Restricted Shares" shall mean Shares which are received by an Optionee upon the exercise of an Option and are subject to the restrictions described in
Section 4.2(c).

     "Restriction Period" shall mean the period during which Restricted Shares are subject to the restrictions set forth in Section 4.2(c).

     "Retirement" shall mean Early Retirement or Normal Retirement.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Share" shall mean a share of the Company's Class A Common Stock, .01 par value.

     "Stockholder  Approval  Date"  shall have the  meaning set forth in Section
7.1.

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company, if each such corporation (other than the last corporation in the unbroken chain), or if each group of commonly controlled corporations, then owns fifty percent (50%) or more of the total combined voting power in one of the other corporations in such chain.

     "Ten-Percent Stockholder" shall mean an Employee, who, at the time an Incentive Stock Option is to be granted to the Employee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.

     "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee and the Company, a Parent or a Subsidiary is terminated for any reason whatsoever, but excluding any termination where there is a simultaneous reemployment by either the Company, a Parent or a Subsidiary.

2.       SHARES SUBJECT TO THE PLAN

2.1      SHARES SUBJECT TO PLAN

     The maximum number of Shares that may be issued or transferred pursuant to Options under this Plan shall initially be 210,000. The Company shall reserve such number of Shares for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. If any Shares that have been subject to an Option cease to be subject thereto, or any Restricted Shares received by an Optionee upon the exercise of an Option are forfeited to the Company in accordance with the Option Agreement, such Shares may again be the subject of Options hereunder.

2.2      CHANGES IN COMPANY'S SHARES

     In the event that the outstanding Shares are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger or other subdivision, consolidation, recapitalization, reclassification, stock split, issuance of warrants or rights, stock dividend, combination of shares or similar event, appropriate adjustments shall be made by the Committee in the number and kind of Shares subject to and which may be subject to Options under this Plan, and the purchase price per Share, to prevent dilution or enlargement of the benefits granted to, or available for, Optionees, including adjustments of the limitations in Section 2.1 of the maximum number and kind of shares which may be issued hereunder as Shares.

3.       ELIGIBILITY FOR OPTION GRANTS

     Any Employee who is employed on the senior staff, or as a member of the sales force or who is designated by the Committee as a key Employee shall be eligible to receive Options under this Plan. In no event shall any Options be granted to any member of the Board who is not an Employee. The Committee shall from time to time, in its sole discretion:

     (a) select from among the eligible Employees (including Optionees who have previously received Options) such of them as in its opinion should be permitted to receive Options under this Plan;

     (b) determine the number of Shares to be subject to each Option granted to such selected Employees; provided, that in no event shall Options be granted to any Employee in excess of 150,000;

     (c) determine the terms and conditions applicable to each Option (which need not be identical), consistent with the Plan; and

     (d) establish such conditions as to the manner of exercise of such Options as it may deem necessary, including but not limited to, requiring Optionees to enter into agreements regarding transferability and other restrictions with respect to Shares issuable upon exercise of such Options.

4        TERMS OF OPTIONS AND SHARES

4.1      OPTION AGREEMENT

     Options shall be granted only pursuant to an Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including appropriate vesting arrangements. The aggregate Fair Market Value (determined as of the date of grant) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, the Parent and any Subsidiary become exercisable by an Employee during any calendar year shall not exceed $100,000. To the extent the limitation set forth in the preceding sentence is exceeded, the Options with respect to such excess amount shall be treated as Nonqualified Stock Options.

4.2      TERMS

     The  Options   granted   hereunder  shall  have  the  following  terms  and
conditions:

     (a) PRICE. The purchase price for the Shares subject to an Option, or the manner in which such purchase price is to be determined, shall be determined by the Committee, in its sole discretion, and set forth in the Option Agreement, provided that the purchase price per Share shall not be less than one hundred percent (100%) of the Fair Market Value of a Share as of the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

     (b) TERM. Options shall be for such term as the Committee shall determine, and as shall be set forth in each Option Agreement, provided that no Option shall be exercisable after the expiration of ten years from the date it is granted (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

     (c) VESTING. Options shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Option Agreement. To the extent not exercised, installments shall accumulate and may be exercised, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option, or the vesting of any Restricted Shares, or portion thereof at any time.

     The Committee may in its discretion provide that all or a part of the Shares received by an Optionee upon the exercise of a Nonqualified Stock Option shall be Restricted Shares subject to any or all of the following restrictions or conditions:

     (i) Subject to the provisions of the Plan and the Option Agreement, during a period set by the Committee commencing with the date of the grant of the Option (the "Restriction Period"), the Optionee may not be permitted to sell, transfer, pledge or assign the Restricted Shares. The Committee in its discretion may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its discretion,

     (ii) Except as provided in this clause (ii) and clause (i) above, the Optionee shall have, with respect to the Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply to the Shares with respect to which such dividends are issued.

     (iii) Subject to the applicable provisions of the Option Agreement and this Section, upon Termination of Employment during the Restriction Period, all Shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at grant.

     (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares, certificates for an appropriate number of unrestricted Shares shall be delivered to the Optionee promptly.

     (d) Termination of Employment. Except as provided in this Section 4.2(d) or in the Option Agreement evidencing such an Option, in the event of a Termination of Employment of an Optionee, all outstanding Options held by such Optionee shall terminate immediately, provided that, if such Termination of Employment is due to the Optionee's death, Permanent Disability, or Retirement or by the Company, a Parent or a Subsidiary without Cause, all outstanding Options held by such Optionee shall immediately become fully exercisable to the extent not so exercisable, shall remain exercisable for a period of three months following such Termination of Employment, and shall thereafter terminate. Notwithstanding the foregoing, (i) the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the period provided for in this Section 4.2(d), but in no event beyond the term of the Option, and (ii) no provision in this Section 4.2(d) shall extend the exercise period of an Option beyond its original term.

4.3      NON-TRANSFERABILITY

     No Option granted under the Plan shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

4.4      METHOD OF EXERCISE

     The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by full payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring previously owned Shares to the Company, having Shares withheld or exercising pursuant to a "cashless exercise" procedure, or any combination thereof. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Option Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee. Not less than one hundred (100) Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option or the Committee determines otherwise in its sole discretion.

4.5      RIGHTS AS STOCKHOLDER

     No Optionee shall be deemed for any purpose to be or to have the rights and privileges of the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, and (b) the Company shall have issued the Shares to the Optionee.

5.       CHANGE IN CONTROL PROVISIONS

5.1      IMPACT OF CHANGE IN CONTROL EVENT

     Notwithstanding anything herein to the contrary, in the event of a Change in Control (i) all outstanding Options, whether or not previously exercisable and vested, shall terminate immediately and become null and void on the Change in Control Date, and (ii) any Restricted Shares shall be redeemed by the Company and canceled as of the Change in Control Date; and in either case the Company shall pay such Optionee the amount, if any, determined in accordance with
Section 5.2 in lieu of such options or Restricted Shares.

5.2      PAYMENT FOR OPTIONS AND RESTRICTED SHARES

     (a) NO OFFER OF COMPARABLE EMPLOYMENT. If an Optionee is not offered Comparable Employment with the Company or any successor to the Company's business on or prior to the Change in Control Date, the Company shall pay the Optionee for each of his Options that was terminated pursuant to Section 5.1 an amount equal to the excess, if any of the Change in Control Price over the purchase price for the shares subject to such Option, and for each Restricted Share that was redeemed and canceled, an amount equal to the Change in Control Price. Such aggregate amount shall be paid to the Optionee by the Company in a cash lump sum on the Payment Date.

     (b) OFFER OF COMPARABLE EMPLOYMENT ACCEPTED. If an Optionee is offered and accepts Comparable Employment with the Company or any successor to the Company's business, the Company shall pay the Optionee for each of his Options that was canceled pursuant to Section 5.1 an amount equal to the excess, if any, of the Change in Control Price over the purchase price for the shares subject to such Option, and for each Restricted Share that was redeemed and canceled, an amount equal to the Change in Control Price. Such aggregate amount shall be paid to the Optionee as follows:

     (i) any amount attributable to Options that were vested on or prior to the Change in Control Date shall be paid to the Optionee on the Payment Date.

     (ii) any amount attributable to Options that would have become vested after the Change in Control Date but prior to the second anniversary of the Change in Control Date, or to Restricted Shares the transferability and forfeiture restrictions on which would have lapsed during such period, shall be paid to the Optionee on the date that the Options otherwise would have vested or the restrictions on such Restricted Shares otherwise would have lapsed, as the case may be; and

     (iii) any other amounts due to the Optionee and not disbursed pursuant to the preceding clauses (i) and (ii) shall be paid in two cash installments on the first and second anniversary of the Change in Control Date, the first installment being equal to one-half of the amount that would have been paid in the absence of the preceding clause (ii) above minus the amount of any payment made prior to such first installment pursuant to the preceding clause (ii), and the second installment being equal to the remaining balance due to the Optionee.

     Notwithstanding the foregoing, in the event of a Termination of Employment of the Optionee at any time before such second anniversary, other than by reason of (A) the Optionee's death, Permanent Disability or Retirement, (B) termination by the Company or any successor to the Company's business without Cause, or (C) termination by the Employee after his employment ceases for any reason to be Comparable Employment, the Optionee shall forfeit any right to, an shall not be paid, any unpaid installments. In the case of a Termination of Employment for any reason specified in clause (A), (B) or (C) of the preceding sentence, all unpaid installments shall be paid to the Optionee in a cash lump sum within thirty (30) days of such Termination of Employment.

     (c) OFFER OF COMPARABLE EMPLOYMENT REJECTED. If an Optionee is offered Comparable Employment with the Company or any successor to the Company's business and he rejects such offer, the Company will pay to the Optionee for each of his Options that was fully vested immediately prior to the Change in Control Date, an amount equal to the excess, if any, of the Change in Control Price over the purchase price for the shares subject to such Option, and for each Restricted Share that was redeemed and canceled an amount equal to the lesser of (i) the Change in Control Price, or (ii) the amount paid by the Optionee to acquire such Restricted Shares from the Company. Except as provided in the preceding sentence, the Company shall not be required to pay, and the Optionee shall not be entitled to receive, any amount under this Section 5 or otherwise in connection with the cancellation of any other Options pursuant to
Section 5.1. Any amount payable to the Optionee hereunder shall be payable on the Payment Date.

5.3      ESCROW OF DEFERRED PAYMENTS

     (a) Any amount that may become payable to Optionees pursuant to Section 5.2(b) above shall be deposited on the Payment Date in escrow with a U.S. bank with unrestricted capital and surplus of not less than $100,000,000. Such funds shall be invested in securities issued or fully guaranteed as to both principal and interest by the U.S. Government. Interest earned shall be allocated ratably among the Optionees receiving payment of such funds and, if any amounts are forfeited by an Optionee, to the Company, and shall be disbursed when such payments are made.

     (b) DISBURSEMENTS

     (i) Subject to the following clauses (ii) and (iii), the escrow agreement shall provide for disbursements to Optionees in accordance with a schedule attached thereto and prepared in accordance with Section 5.2(b)(ii) and (iii).

     (ii) If an Optionee forfeits his rights to any payments from the escrow, the Company shall give written notice thereof contemporaneously to the escrow agent and the Optionee by certified or registered mail (in the case of the Optionee, to the last known address of the Optionee on the records of the Company), stating the reason for such forfeiture and the amount thereof. The escrow agent shall disburse the amount stated in such notice to the Company thirty (30) days after receipt thereof unless prior to such time the escrow agent receives written notice of objection from the Optionee. If a notice of objection is received, the escrow agent shall disburse such funds only upon order of a court of competent jurisdiction or upon written instructions signed by both the Company and the Optionee.

     (iii) If an Optionee or his successor in interest becomes entitled to a payment from the escrow prior to the time stated in the schedule, the Optionee or such successor shall give written notice thereof contemporaneously to the escrow agent and the Company by certified or registered mail, stating the reason for such accelerated payment and the amount thereof. The escrow agent shall disburse the amount stated in such notice to the Optionee or such successor thirty (30) days after receipt thereof unless prior to such time the escrow agent receives written notice of objection from the Company. If a notice of objection is received, the escrow agent shall disburse such funds only upon order of a court of competent jurisdiction or upon written instructions signed by both the Company and the Optionee.

5.4      PARACHUTE PAYMENTS

     In the event that the aggregate present value of the payments to an Optionee under this Plan, and any other plan, program, or arrangement maintained by the Company (a Subsidiary or, if applicable, a Parent) constitutes an "excess parachute payment" (within the meaning of Section 280G(b)(1) of the Code) and the excise tax on such payment would cause the net parachute payments (after taking into account federal, state and local income and excise taxes) to which the Optionee otherwise would be entitled, to be less than what the Optionee would have netted (after taking into account federal, state and local income taxes) had the present value of his total parachute payments equaled $1.00 less than three times his "base amount" (within the meaning of Section 280G(b)(3)(A) of the Code), the Optionee's total "parachute payments" (within the meaning of
Section 280G(b)(2)(A) of the Code) shall be reduced (by the minimum possible amount) so that their aggregate present value equals $1.00 less than three times such base amount. For purposes of this calculation, it shall be assumed that the Optionee's tax rate will be the maximum marginal federal, state and local income tax rate on earned income, with such maximum federal rate to be computed with regard to Section 1(g) of the Code, if applicable. In the event that the Optionee and the Company or any successor to the Company's Business are unable to agree as to the amount of the reduction described above, if any, the Optionee shall select a law firm or accounting firm from among those regularly consulted (during the twelve-month period immediately prior to the Change in Control that resulted in the characterization of the payments as parachute payments) by the Company regarding federal income tax or employee benefit matters and such law firm or accounting firm shall determine, at the Company's expense, the amount of such reduction and such determination shall be final and binding upon the Optionee and the Company or such successor.

6.       ADMINISTRATION

6.1      COMPENSATION COMMITTEE

     The Plan shall be administered by the Committee which shall consist of at least three directors of the Company, appointed by the Board and holding office at the pleasure of the Board. All Committee members shall be members of the Board. All members of the Committee must be "disinterested persons," as such term is described in Rule 16b-3 adopted by the Securities and Exchange Commission under the Exchange Act, if and as such Rule is in effect and to the extent required by Section 162(m) of the Code and the Regulations promulgated thereon, an "outside director" within the meaning thereof.

6.2      DUTIES AND POWERS OF COMMITTEE

     It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its terms and provisions. The Committee shall have the power to interpret the Plan and the Option Agreements and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

6.3      MAJORITY RULE

     The Committee shall act by a majority of its members in office. The Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by a majority of the Committee .

6.4      COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

     Members of the Committee may receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

7.       OTHER PROVISIONS

7.1      EFFECTIVE DATE

     (a) EFFECTIVE DATE. The Plan shall become effective as of the date of the adoption of the Plan by the Board, subject to the approval of the Plan by a majority of the Company's stockholders (the "Effective Date"), and shall continue in effect until June 6, 2004 or until the Change in Control Date, whichever is sooner; provided, that termination of the Plan shall not affect the rights of any Optionee with respect to Options granted or Restricted Shares acquired contemporaneously with or prior to such termination. Notwithstanding anything herein or in any Option Agreement to the contrary, Options granted hereunder shall not vest and may not be exercised prior to the date of stockholder approval (the "Stockholder Approval Date"), and, in the event that the Stockholder Approval Date has not occurred on or prior to June 6, 1995 (or such later date as determined by the Board in its sole discretion), all Options granted prior to such date shall be null and void and of no effect, retroactive to the date of grant, and the Plan shall be null and void and of no effect, retroactive to the date of Board approval.

     (b) EFFECT OF CERTAIN AMENDMENTS. The amendments approved by the Board of Directors on March 22, 1995, other than the amendments to sections 2.1, 3(b) and
6.1 hereof, shall be effective only with respect to Options granted after such date, provided, however, that the Committee may enter into agreements with Optionees whose options were granted prior to such date to make such amendments applicable, in whole or in part, to such Options.

7.2      AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that, except as provided in Section 2.2, no amendment shall be effective unless approved by the affirmative vote of a majority of the votes eligible to be cast at a meeting of stockholders of the Company held within twelve (12) months of the date of adoption of such amendment, where such amendment will:

     (a) increase the number of Shares as to which Options may be granted under the Plan;

     (b) change the class of persons eligible to participate in the Plan;

     (c) change the minimum purchase price of Shares pursuant to Options as provided herein;

     (d) extend the maximum period for granting or exercising Options provided herein; or

     (e) otherwise materially increase the benefits accruing to Optionees under the Plan.

     From and after the Effective Date, neither the amendment, suspension nor termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted. No Options may be granted during any period of suspension nor after termination or expiration of the Plan.

7.3      EFFECT OF PLAN UPON OTHER COMPENSATION AND INCENTIVE PLANS

     The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary.

7.4      REGULATIONS AND OTHER APPROVALS; GOVERNING LAW

     (a) The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof.

     (b) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     (c) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder for Employees granted Incentive Stock Options.

     (d) Each Option is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     (e) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for such shall include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

7.5      WITHHOLDING OF TAXES

     No later than the date as to which an amount first becomes includable in the gross income of an Optionee for Federal income tax purposes with respect to any Option granted under the Plan, the Optionee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law or the Company to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company, a Parent and any Subsidiary shall, to the extent permitted by law have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee. In its discretion, the Committee may permit Optionees to satisfy withholding obligations by delivering previously owned Shares or by electing to have Shares withheld.

7.6      NO RIGHT TO CONTINUED EMPLOYMENT

     Nothing in the Plan or in any Option Agreement shall confer upon any Optionee any right to continue in the employ of the Company, a Parent or any Subsidiary or shall interfere with or restrict in any way the right of the Company, a Parent and any Subsidiary, which are hereby expressly reserved, to remove, terminate or discharge any Optionee at any time for any reason whatsoever, with or without Cause.

7.7      TITLES; CONSTRUCTION

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

     PRIOR TO AMENDMENT AND RESTATEMENT, SECTION 5, WHICH WILL CONTINUE TO GOVERN CURRENTLY OUTSTANDING AWARDS OF STOCK OPTIONS AND RESTRICTED SHARES, FORMERLY PROVIDED AS FOLLOWS:

5.       CHANGE IN CONTROL PROVISIONS

     In the event of a Change in Control, (a) all outstanding Options not previously exercisable and vested shall immediately become fully exercisable and vested, and (b) the transferability and forfeiture restrictions applicable to any Restricted Shares to the extent not already lapsed, shall lapse and no longer be applicable, and such Shares shall be deemed fully vested and owned by the Optionee.

     "Change in Control" shall mean the occurrence of any of the following events at a time when New York Life Insurance Company, A New York mutual life insurance company, or any successor thereto is not a Parent:

     (i) any "person," as such term is used in Section 13(d) and 14(d) of the Exchange Act, (other than the Company or a Related Entity, without the approval of the Board, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power for the election of directors of the Company's then outstanding securities;

     (ii) during any period of two consecutive years beginning on or after the effective date of the Plan, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (unless the approval of the election or nomination for election of such new directors was in connection with an actual or threatened election or proxy contest), cease for any reason to constitute at least a majority thereof;

     (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding
immediately   prior  thereto   continuing  to  represent  (either  by  remaining
outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above in clause (i)) acquires more than fifty percent (50%) of the combined voting power for the election of directors of the Company's then outstanding securities; or

     (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or any transaction having a similar effect.

                               FIRST AMENDMENT TO
                              EXPRESS SCRIPTS, INC.
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN

                                    RECITALS

     A. Express Scripts, Inc. (the "Company") has an Amended and Restated 1994 Stock Option Plan (the "Plan") which was amended and restated on March 22, 1995 and approved by the stockholders on May 24, 1995.

     B. On January 29, 1997, the Board of Directors of the Company (the "Board") approved an increase in the number of shares which may be issued pursuant to the Plan.

                                    AMENDMENT

     1. DEFINITIONS. Capitalized terms set forth in this First Amendment to the Plan (the "First Amendment") shall be as defined in the Plan.

     2. AMENDMENT TO SECTION 2.1, SHARES SUBJECT TO PLAN. Section 2.1 of the Plan is amended by deleting the number "210,000" in the first sentence thereof and inserting in lieu thereof the number "460,000."

     3. EFFECTIVE DATE OF THE FIRST AMENDMENT; STOCKHOLDER APPROVAL. The effective date of this First Amendment shall be January 29, 1997. This First
Amendment shall be submitted for the approval of the stockholders of the Corporation at the next annual meeting thereof on May 28, 1997, and if not approved by the stockholders this First Amendment shall be null and void.

                               SECOND AMENDMENT TO
                              EXPRESS SCRIPTS, INC.
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN

                                    RECITALS

     A. Express Scripts, Inc. (the "Company") has an Amended and Restated 1994 Stock Option Plan which was amended and restated on March 22, 1995 and approved by the stockholders on May 24, 1995, and which was subsequently amended by the Board of Directors of the Company (the "Board") and approved by the stockholders on January 29, 1997 and May 29, 1997, respectively (as amended, the "Plan").

     B. On January 27, 1998, the Board approved an increase in the number of shares which may be issued pursuant to the Plan.

                                    AMENDMENT

     1. DEFINITIONS. Capitalized terms set forth in this Second Amendment to the Plan (the "Second Amendment") shall be as defined in the Plan.

     2. AMENDMENT TO SECTION 2.1, SHARES SUBJECT TO PLAN. Section 2.1 of the Plan is amended by deleting the number "460,000" in the first sentence thereof and inserting in lieu thereof the number "960,000."

     3. EFFECTIVE DATE OF THE SECOND AMENDMENT; STOCKHOLDER APPROVAL. The effective date of this Second Amendment shall be January 27, 1998. This Second Amendment shall be submitted for the approval of the stockholders of the Corporation at the next annual meeting thereof on May 27, 1998, and if not approved by the stockholders this Second Amendment shall be null and void.

                               THIRD AMENDMENT TO
        EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1994 STOCK OPTION PLAN

                                    RECITALS

     A. Express Scripts, Inc. (the "Corporation") has an Amended and Restated 1994 Stock Option Plan, which was amended and restated on March 22, 1995 and approved by the stockholders on May 24, 1995, and which was subsequently amended by the Board of Directors of the Corporation (the "Board") on January 29, 1997 and January 27, 1998, and such subsequent amendments were approved by the stockholders on May 28, 1997 and May 27, 1998, respectively (the "1994 Plan").

     B. On March 24, 1999, the Board approved an increase in the number of shares that the Company may issue pursuant to the 1994 Plan and certain additional amendments to the 1994 Plan.

                                    AMENDMENT

     1. DEFINITIONS. Capitalized terms set forth in this Third Amendment to the 1994 Plan (the "Third Amendment") shall be as defined in the 1994 Plan.

     2. AMENDMENT TO SECTION 1, DEFINITION OF "EARLY RETIREMENT". The definition of the term "Early Retirement" in Section 1 of the 1994 Plan is amended by inserting at the end of clause (ii) the additional language set forth below:

     , provided, however, that a non-qualified deferred compensation plan shall not be deemed to be a pension plan for purposes of this definition.

     3. AMENDMENT TO SECTION 1, DEFINITION OF "NORMAL RETIREMENT". The definition of the term "Normal Retirement" in Section 1 of the 1994 Plan is amended by inserting at the end of clause (ii) the additional language set forth below:

     , provided, however, that a non-qualified deferred compensation plan shall not be deemed to be a pension plan for purposes of this definition.

     4. AMENDMENT TO SECTION 1, DEFINITION OF "PLAN". The definition of the term "Plan" in Section 1 of the 1994 Plan is amended by deleting such definition in its entirety and replacing it with the language set forth below:

     "Plan" shall mean this Express Scripts, Inc. Amended and Restated 1994 Stock Option Plan, as amended from time to time.

     5. AMENDMENT TO SECTION 2.1, SHARES SUBJECT TO PLAN. Section 2.1 of the 1994 Plan is amended to read as follows in its entirety:

     The maximum number of Shares that may be issued or transferred pursuant to Options under this Plan shall be 2,920,000, which has been adjusted to reflect the stock split effected on October 30, 1998. Such number of Shares shall increase annually, effective as of each January 1, commencing on January 1, 2000 and ending on January 1, 2004, by an amount equal to one (1) percent of the Company's total outstanding shares of Class A and Class B Common Stock on such date. The Company shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. If any Shares that have been subject to an Option cease to be subject thereto, or any Restricted Shares received by an Optionee upon the exercise of an Option are forfeited to the Company in accordance with the Option Agreement, such Shares may again be the subject of Options hereunder.

     6. AMENDMENT TO SECTION 2.2, CHANGES IN COMPANY'S SHARES. Section 2.2 of the 1994 Plan is hereby amended by inserting at the end of the single paragraph of such section the additional language set forth below:

     and adjustments of the limitation in Section 3(b) of the maximum number of Shares subject to Options that may be granted to any Employee.

     7. AMENDMENT TO SECTION 3, ELIGIBILITY FOR OPTION GRANTS. Section 3 of the 1994 Plan is hereby amended by deleting paragraph (b) in its entirety and replacing it with the language set forth below to reflect the stock split effected on October 30, 1998:

     (b) determine the number of Shares to be subject to each Option granted to such selected Employees; provided, that in no event shall Options be granted to any Employee in excess of 300,000;

     8. AMENDMENT TO SECTION 4.4, METHOD OF EXERCISE. Section 4.4 of the 1994 Plan is hereby amended by deleting the second sentence thereof and replacing it with the language set forth below:

     The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring previously owned Shares to the Company (including by way of attestation of the Optionee's ownership of such Shares), having Shares withheld or exercising pursuant to a "cashless exercise" procedure, or any combination thereof.

     9. AMENDMENT TO SECTION 6.1, COMPENSATION COMMITTEE. Section 6.1 of the 1994 Plan is hereby amended by deleting such section in its entirety and replacing it with the language set forth below:

     6.1 COMPENSATION COMMITTEE

     The Plan shall be administered by the Committee which shall consist of at least three directors of the Company, appointed by the Board and holding office at the pleasure of the Board. All Committee members shall be members of the Board.

     10. EFFECTIVE DATE OF THE THIRD AMENDMENT; STOCKHOLDER APPROVAL. The effective date of this Third Amendment shall be March 24, 1999. This Third Amendment shall be submitted for the approval of the stockholders of the Corporation at the next annual meeting thereof on May 26, 1999, and, if not approved by the stockholders, this Third Amendment shall be null and void.

    FOURTH AMENDMENT TO EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1994 STOCK
                                  OPTION PLAN

                                    RECITALS

     A. Express Scripts, Inc. (the "Corporation") has an Amended and Restated 1994 Stock Option Plan, which was amended and restated on March 22, 1995 and approved by the stockholders on May 24, 1995, and which was subsequently amended by the Board of Directors of the Corporation (the "Board") on January 29, 1997 and January 27, 1998, and such subsequent amendments were approved by the stockholders on May 28, 1997 and May 27, 1998, respectively (the "1994 Plan").

     B. On March 24, 1999, the Board approved an increase in the number of shares that the Company may issue pursuant to the 1994 Plan and certain additional amendments to the 1994 Plan.

     C. On March 24, 1999, the Board approved certain additional amendments to the 1994 Plan pursuant to the Employment Agreement dated as of April 1, 1999 between the Corporation and Barrett A. Toan.

                                    AMENDMENT

     1. DEFINITIONS. Capitalized terms set forth in this Fourth Amendment to the 1994 Plan (the "Fourth Amendment") shall be as defined in the 1994 Plan.

     2. AMENDMENT TO SECTION 1, DEFINITION OF "CHANGE IN CONTROL". The definition of the term "Change in Control" in Section 1 of the 1994 Plan is hereby amended by adding the following sentence to the end of such definition:

     Notwithstanding anything to the contrary herein, "Change in Control" or any other substantially similar term that is defined in the Employment Agreement shall have the meaning given such term in the Employment Agreement in order to give effect to the provisions of such Agreement.

     3. AMENDMENT TO SECTION 1, DEFINITION OF "EMPLOYMENT AGREEMENT". The definition of the term "Employment Agreement" is hereby added to Section 1 of the 1994 Plan as set forth below:

     "Employment   Agreement"  shall  mean  that  certain  employment  agreement effective as of April 1, 1999 between Barrett A. Toan and Express Scripts, Inc., as such agreement may be amended from time to time.

     4. AMENDMENT TO SECTION 4.2. Section 4.2 of the 1994 Plan is hereby amended by adding a new Section 4.2(e) as set forth below:

     (e) EMPLOYMENT AGREEMENT. To the extent that the provisions of Section 4.2(c), Section 4.2(d) or any Option Agreement evidencing outstanding Options or Restricted Shares conflict with any provisions of the Employment Agreement, the Employment Agreement shall govern as to Options granted, and Restricted Shares issued, to the employee named therein.

     5. AMENDMENT TO SECTION 5.1. Section 5.1 of the 1994 Plan is hereby amended by deleting such section in its entirety and replacing it with the language set forth below:

     5.1 IMPACT OF CHANGE OF CONTROL EVENT

     Except as otherwise provided in the Employment Agreement with respect to Options granted, and Restricted Shares issued, to the employee named therein and notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (i) all outstanding Options, whether or not previously exercisable and vested, shall terminate immediately and become null and void on the Change in Control Date, and (ii) any Restricted Shares shall be redeemed by the Company and canceled as of the Change in Control Date; and in either case the Company shall pay such Optionee the amount, if any, determined in accordance with Section 5.2 in lieu of such Options or Restricted Shares.

     6. AMENDMENT TO SECTION 5.4. Section 5.4 of the 1994 Plan is hereby amended by adding to the end of such Section the sentence set forth below:

     To the extent that the provisions of this Section 5.4 or any Option Agreement evidencing outstanding Options or Restricted Shares conflict with any provisions of the Employment Agreement, the Employment Agreement shall govern as to Options granted, and Restricted Shares issued, to the employee named therein.

     7. AMENDMENT TO GRANDFATHER CLAUSE. The grandfather provision that immediately follows Section 7.7 of the 1994 Plan is hereby amended by deleting the italicized lead-in thereto and replacing it with the language set forth below:

     PRIOR TO AMENDMENT AND RESTATEMENT, SECTION 5, WHICH WILL CONTINUE TO GOVERN CURRENTLY OUTSTANDING AWARDS OF STOCK OPTIONS AND RESTRICTED SHARES (EXCEPT AS TO OPTIONS AND RESTRICTED SHARES HELD BY THE EMPLOYEE NAMED IN THE EMPLOYMENT AGREEMENT), FORMERLY PROVIDED AS FOLLOWS:

     8. EFFECTIVE DATE OF THE FOURTH AMENDMENT; STOCKHOLDER APPROVAL. The effective date of this Fourth Amendment shall be March 24, 1999. This Fourth Amendment shall be submitted for the approval of the stockholders of the Corporation at the next annual meeting thereof on May 26, 1999 or any adjournment thereof, and, if not approved by the stockholders, this Fourth Amendment shall be null and void.

                                    APPENDIX II


                              EXPRESS SCRIPTS, INC.
                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN


1.       PURPOSES; DEFINITIONS

     The purposes of the Plan are to further the growth, development and financial success of the Company by providing incentives to those officers and other key employees who have the capacity for contributing in substantial measure toward the growth and profitability of the Company and to assist the Company in attracting and retaining employees with the ability to make such contributions.

     To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options and Nonqualified Stock Options.

     Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall mean the willful failure by an Employee to perform his duties with the Company, a Parent or a Subsidiary or the willful engaging in conduct which is injurious to the Company, a Parent or any Subsidiary, monetarily or otherwise, as determined by the Committee in its sole discretion, provided that, if the Employee has entered into an employment agreement with the Company, the Committee, in its sole discretion, may determine to substitute the definition set forth in such agreement.

     "Change in Control" shall mean the following:

     (i) The first date on which both of the following  conditions  shall exist:
(A) New York Life Insurance Company ("New York Life") shall have ceased to be a Parent, and (B) a "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than the Company or a Related Entity is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power for the election of directors of the Company's then outstanding securities;

     (ii) the shareholders of the Company approve a plan of complete liquidation of the Company; or

     (iii) the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or any transaction having a similar effect.

     "Change in Control Date" shall mean, in the case of a Change in Control defined in clause (i) or (ii) of the definition thereof, the date on which the event occurs, and in the case of a Change in Control defined in clause (iii) of the definition thereof, the date on which the transaction closes.

     "Change in Control Price" shall mean, in a Change in Control transaction in connection with which New York Life receives consideration for the transfer or cancellation of its voting securities, the per share amount received by New York Life; and in the case of any other Change in Control transaction, the greater of the highest Fair Market Value or the highest price per share paid in a bona fide transaction related to such Change in Control at any time during the 60 days immediately preceding the Change in Control Date.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 6.1.

     "Company" shall mean Express Scripts, Inc., a Delaware corporation, and any successor corporation.

     "Comparable   Employment"  shall  mean  employment  with  the  Company  any successor to the Company's business following a Change in Control pursuant to which:

     (i) the responsibilities and duties of the Employee are substantially the same as before the Change of Control (such changes as are a necessary consequence of the fact that the securities of the Company are no longer publicly traded if the Company's securities cease to be publicly traded as a consequence of the Change of Control shall not be considered a change in responsibilities or duties), and the other terms and conditions of employment following the Change in Control do not impose on the Employee obligations materially more burdensome than those to which the Employee was subject prior to the Change in Control;

     (ii) the aggregate compensation (including salary, bonus and other benefit plans, including option plans) of such Employee is substantially economically equivalent to or greater than such Employee's aggregate compensation immediately prior to the Change in Control Date. In making such determination there shall be taken into account all contingent or unvested compensation, under performance-based compensation plans or otherwise, with appropriate adjustment for rights of forfeiture, vesting rules and other contingencies to payment; and

     (iii) the Employee is not required to relocate from the metropolitan area of his or her residence immediately preceding the Change in Control (A) unless the Company or such successor pays the cost of such relocation (including any loss and expenses that the employee may incur upon the sale of his or her residence), (B) if the relocation is to an area with a higher cost of living than the area of the Employee's residence prior to such relocation, such Employee's compensation is equitably adjusted to account for such difference,
(C) unless the Employee is employed under a written contract for a term of not less than three (3) years, and (D) is required to make only one such move during the first three years of the written contract.

     "Effective Date" shall have the meaning set forth in Section 7.1.

     "Employee" shall mean any employee (including any officer whether or not a director) of the Company, or of any corporation which is then a Subsidiary that has been designated by the Board to participate in the Plan.

     "Early Retirement" shall mean retirement by an Employee from active employment with the Company, a Parent or any Subsidiary (i) with the express consent for purposes of the Plan of the Committee or such officer of the Company as the Committee may designate from time to time, or (ii) pursuant to the early retirement provisions of a pension plan maintained by the Company, a Parent or any Subsidiary.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" per Share as of a particular date shall mean, unless otherwise determined by the Committee:

     (i) the closing sales price per Share on a national securities exchange for the last preceding date on which there was a sale of Shares on such exchange;

     (ii) if clause (i) does not apply and the Shares are then quoted on the National Association of Securities Dealers Automated Quotation system (known as "NASDAQ"), the closing price per Share as reported on such system for the last preceding date on which a sale was reported;

     (iii) if clause (i) or (ii) does not apply and the Shares are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which such bid and asked prices were quoted; or

     (iv) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine.

     "Incentive Stock Option" shall mean an Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     "Nonqualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

     "Normal Retirement" shall mean retirement by an Employee from active employment with the Company, a Parent or any Subsidiary (i) on or after attainment of age sixty-five (65), or (ii) pursuant to the normal retirement provisions of a pension plan maintained by the Company, a Parent or any Subsidiary.

     "Option" shall mean an option to purchase Shares (including Restricted Shares, if the Committee so determines) granted pursuant to the Plan.

     "Option Agreement" shall mean an Option Agreement to be entered into between the Company and an Optionee, which shall set forth the terms and conditions of the Options granted to such Optionee.

     "Optionee" shall mean an Employee to whom an Option has been granted pursuant to the Plan.

     "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company), or if each group of commonly controlled corporations, then
(i) is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of one or more of the other corporations in such chain representing fifty percent (50%) or more of the combined voting power for the election of directors for such corporation, or (ii) if the determination of whether a corporation is a Parent is being made to determine whether the requirements governing Incentive Stock Options have been met, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation.

     "Payment Date" shall mean a date not later than ten (10) business days following the Change in Control Date.

     "Permanent Disability'" shall mean that the Employee has suffered physical or mental incapacity of such nature as to prevent him from engaging in or performing the principal duties of his customary employment or occupation on a continuing or sustained basis, provided that, if an Employee has entered into an employment agreement with the Company, the Committee, in its sole discretion, may determine to substitute the definition set forth in such agreement. All determinations as to the date and extent of disability of any Employee shall be made by the Committee upon the basis of such evidence as it deems necessary or desirable.

     "Plan" shall mean this Express Scripts, Inc. 1992 Stock Option Plan, as hereinafter amended from time to time.

     "Related Entity" shall mean a Parent, a Subsidiary or any employee benefit plan (including a trust forming a part of such Plan) maintained by the Company, a Parent or a Subsidiary.

     "Restricted Shares" shall mean Shares which are received by an Optionee upon the exercise of an Option and are subject to the restrictions described in
Section 4.2(c).

     "Restriction Period" shall mean the period during which Restricted Shares are subject to the restrictions set forth in Section 4.2(c).

     "Retirement" shall mean Early Retirement or Normal Retirement.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Share" shall mean a share of the Company's Class A Common Stock, .01 par value.

     "Stockholder  Approval  Date"  shall have the  meaning set forth in Section
7.1.

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company, if each such corporation (other than the last corporation in the unbroken chain), or if each group of commonly controlled corporations, then owns fifty percent (50%) or more of the total combined voting power in one of the other corporations in such chain.

     "Ten-Percent Stockholder" shall mean an Employee, who, at the time an Incentive Stock Option is to be granted to the Employee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.

     "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee and the Company, a Parent or a Subsidiary is terminated for any reason whatsoever, but excluding any termination where there is a simultaneous reemployment by either the Company, a Parent or a Subsidiary.

2.       SHARES SUBJECT TO THE PLAN

     2.1 SHARES SUBJECT TO PLAN

     The maximum number of Shares that may be issued or transferred pursuant to Options under this Plan shall initially be 700,000. Thereafter, such number of Shares shall increase annually, effective as of each January 1, commencing with January 1, 1993 and ending January 1, 1999, by 70,000 Shares. The Company shall reserve such number of Shares for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. If any Shares that have been subject to an Option cease to be subject thereto, or any Restricted Shares received by an Optionee upon the exercise of an Option are forfeited to the Company in accordance with the Option Agreement, such Shares may again be the subject of Options hereunder.

2.2      CHANGES IN COMPANY'S SHARES

     In the event that the outstanding Shares are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger or other subdivision, consolidation, recapitalization, reclassification, stock split, issuance of warrants or rights, stock dividend, combination of shares or similar event, appropriate adjustments shall be made by the Committee in the number and kind of Shares subject to and which may be subject to Options under this Plan, and the purchase price per Share, to prevent dilution or enlargement of the benefits granted to, or available for, Optionees, including adjustments of the limitations in Section 2.1 of the maximum number and kind of shares which may be issued hereunder as Shares.

3.       ELIGIBILITY FOR OPTION GRANTS

     Any Employee who is employed on the senior staff, or as a member of the sales force or who is designated by the Committee as a key Employee shall be eligible to receive Options under this Plan. In no event shall any Options be granted to any member of the Board who is not an Employee. The Committee shall from time to time, in its sole discretion:

     (a) select from among the eligible Employees (including Optionees who have previously received Options) such of them as in its opinion should be permitted to receive Options under this Plan;

     (b) determine the number of Shares to be subject to each Option granted to such selected Employees, provided that, in no event shall Options be granted to any Employee in excess of 400,000;

     (c) determine the terms and conditions applicable to each Option (which need not be identical), consistent with the Plan; and

     (d) establish such conditions as to the manner of exercise of such Options as it may deem necessary, including but not limited to, requiring Optionees to enter into agreements regarding transferability and other restrictions with respect to Shares issuable upon exercise of such Options.

4.       TERMS OF OPTIONS AND SHARES

     4.1 OPTION AGREEMENT

     Options shall be granted only pursuant to an Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including appropriate vesting arrangements. The aggregate Fair Market Value (determined as of the date of grant) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, the Parent and any Subsidiary become exercisable by an Employee during any calendar year shall not exceed $100,000. To the extent the limitation set forth in the preceding sentence is exceeded, the Options with respect to such excess amount shall be treated as Nonqualified Stock Options.

     4.2 TERMS

     The  Options   granted   hereunder  shall  have  the  following  terms  and
conditions:

     (a) PRICE. The purchase price for the Shares subject to an Option, or the manner in which such purchase price is to be determined, shall be determined by the Committee, in its sole discretion, and set forth in the Option Agreement, provided that the purchase price per Share shall not be less than one hundred percent (100%) of the Fair Market Value of a Share as of the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

     (b) TERM. Options shall be for such term as the Committee shall determine, and as shall be set forth in each Option Agreement, provided that no Option shall be exercisable after the expiration of ten years from the date it is granted (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

     (c) VESTING. Options shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Option Agreement. To the extent not exercised, installments shall accumulate and may be exercised, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option, or the vesting of any Restricted Shares, or portion thereof at any time.

     The Committee may in its discretion provide that all or a part of the Shares received by an Optionee upon the exercise of a Nonqualified Stock Option shall be Restricted Shares subject to any or all of the following restrictions or conditions:

     (i) Subject to the provisions of the Plan and the Option Agreement, during a period set by the Committee commencing with the date of the grant of the Option (the "Restriction Period"), the Optionee may not be permitted to sell, transfer, pledge or assign the Restricted Shares. The Committee in its discretion may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its discretion,

     (ii) Except as provided in this clause (ii) and clause (i) above, the Optionee shall have, with respect to the Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply to the Shares with respect to which such dividends are issued.

     (iii) Subject to the applicable provisions of the Option Agreement and this Section, upon Termination of Employment during the Restriction Period, all Shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at grant.

     (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares, certificates for an appropriate number of unrestricted Shares shall be delivered to the Optionee promptly.

     (d) Termination of Employment. Except as provided in this Section 4.2(d) or in the Option Agreement evidencing such an Option, in the event of a Termination of Employment of an Optionee, all outstanding Options held by such Optionee shall terminate immediately, provided that, if such Termination of Employment is due to the Optionee's death, Permanent Disability, or Retirement or by the Company, a Parent or a Subsidiary without Cause, all outstanding Options held by such Optionee shall immediately become fully exercisable to the extent not so exercisable, shall remain exercisable for a period of three months following such Termination of Employment, and shall thereafter terminate. Notwithstanding the foregoing, (i) the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the period provided for in this Section 4.2(d), but in no event beyond the term of the Option, and (ii) no provision in this Section 4.2(d) shall extend the exercise period of an Option beyond its original term.

     4.3 NON-TRANSFERABILITY

     No Option granted under the Plan shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     4.4 METHOD OF EXERCISE

         The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by full payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring previously owned Shares to the Company, having Shares withheld or exercising pursuant to a "cashless exercise" procedure, or any combination thereof. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Option Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee. Not less than one hundred (100) Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option or the Committee determines otherwise in its sole discretion.

     4.5 RIGHTS AS STOCKHOLDER

     No Optionee shall be deemed for any purpose to be or to have the rights and privileges of the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, and (b) the Company shall have issued the Shares to the Optionee.

5.       CHANGE IN CONTROL PROVISIONS

     5.1 IMPACT OF CHANGE IN CONTROL EVENT

     Notwithstanding anything herein to the contrary, in the event of a Change in Control (i) all outstanding Options, whether or not previously exercisable and vested, shall terminate immediately and become null and void on the Change in Control Date, and (ii) any Restricted Shares shall be redeemed by the Company and canceled as of the Change in Control Date; and in either case the Company shall pay such Optionee the amount, if any, determined in accordance with
Section 5.2 in lieu of such options or Restricted Shares.

     5.2 PAYMENT FOR OPTIONS AND RESTRICTED SHARES

     (a) NO OFFER OF COMPARABLE EMPLOYMENT. If an Optionee is not offered Comparable Employment with the Company or any successor to the Company's business on or prior to the Change in Control Date, the Company shall pay the Optionee for each of his Options that was terminated pursuant to Section 5.1 an amount equal to the excess, if any of the Change in Control Price over the purchase price for the shares subject to such Option, and for each Restricted Share that was redeemed and canceled, an amount equal to the Change in Control Price. Such aggregate amount shall be paid to the Optionee by the Company in a cash lump sum on the Payment Date.

     (b) OFFER OF COMPARABLE EMPLOYMENT ACCEPTED. If an Optionee is offered and accepts Comparable Employment with the Company or any successor to the Company's business, the Company shall pay the Optionee for each of his Options that was canceled pursuant to Section 5.1 an amount equal to the excess, if any, of the Change in Control Price over the purchase price for the shares subject to such Option, and for each Restricted Share that was redeemed and canceled, an amount equal to the Change in Control Price. Such aggregate amount shall be paid to the Optionee as follows:

     (i) any amount attributable to Options that were vested on or prior to the Change in Control Date shall be paid to the Optionee on the Payment Date.

     (ii) any amount attributable to Options that would have become vested after the Change in Control Date but prior to the second anniversary of the Change in Control Date, or to Restricted Shares the transferability and forfeiture restrictions on which would have lapsed during such period, shall be paid to the Optionee on the date that the Options otherwise would have vested or the restrictions on such Restricted Shares otherwise would have lapsed, as the case may be; and

     (iii) any other amounts due to the Optionee and not disbursed pursuant to the preceding clauses (i) and (ii) shall be paid in two cash installments on the first and second anniversary of the Change in Control Date, the first installment being equal to one-half of the amount that would have been paid in the absence of the preceding clause (ii) above minus the amount of any payment made prior to such first installment pursuant to the preceding clause (ii), and the second installment being equal to the remaining balance due to the Optionee.

     Notwithstanding the foregoing, in the event of a Termination of Employment of the Optionee at any time before such second anniversary, other than by reason of (A) the Optionee's death, Permanent Disability or Retirement, (B) termination by the Company or any successor to the Company's business without Cause, or (C) termination by the Employee after his employment ceases for any reason to be Comparable Employment, the Optionee shall forfeit any right to, an shall not be paid, any unpaid installments. In the case of a Termination of Employment for any reason specified in clause (A), (B) or (C) of the preceding sentence, all unpaid installments shall be paid to the Optionee in a cash lump sum within thirty (30) days of such Termination of Employment.

     (c) OFFER OF COMPARABLE EMPLOYMENT REJECTED. If an Optionee is offered Comparable Employment with the Company or any successor to the Company's business and he rejects such offer, the Company will pay to the Optionee for each of his Options that was fully vested immediately prior to the Change in Control Date, an amount equal to the excess, if any, of the Change in Control Price over the purchase price for the shares subject to such Option, and for each Restricted Share that was redeemed and canceled an amount equal to the lesser of (i) the Change in Control Price, or (ii) the amount paid by the Optionee to acquire such Restricted Shares from the Company. Except as provided in the preceding sentence, the Company shall not be required to pay, and the Optionee shall not be entitled to receive, any amount under this Section 5 or otherwise in connection with the cancellation of any other Options pursuant to
Section 5.1. Any amount payable to the Optionee hereunder shall be payable on the Payment Date.

     5.3 ESCROW OF DEFERRED PAYMENTS

     (a) Any amount that may become payable to Optionees pursuant to Section 5.2(b) above shall be deposited on the Payment Date in escrow with a U.S. bank with unrestricted capital and surplus of not less than $100,000,000. Such funds shall be invested in securities issued or fully guaranteed as to both principal and interest by the U.S. Government. Interest earned shall be allocated ratably among the Optionees receiving payment of such funds and, if any amounts are forfeited by an Optionee, to the Company, and shall be disbursed when such payments are made.

     (b) DISBURSEMENTS

     (i) Subject to the following clauses (ii) and (iii), the escrow agreement shall provide for disbursements to Optionees in accordance with a schedule attached thereto and prepared in accordance with Section 5.2(b)(ii) and (iii).

     (ii) If an Optionee forfeits his rights to any payments from the escrow, the Company shall give written notice thereof contemporaneously to the escrow agent and the Optionee by certified or registered mail (in the case of the Optionee, to the last known address of the Optionee on the records of the Company), stating the reason for such forfeiture and the amount thereof. The escrow agent shall disburse the amount stated in such notice to the Company thirty (30) days after receipt thereof unless prior to such time the escrow agent receives written notice of objection from the Optionee. If a notice of objection is received, the escrow agent shall disburse such funds only upon order of a court of competent jurisdiction or upon written instructions signed by both the Company and the Optionee.

     (iii) If an Optionee or his successor in interest becomes entitled to a payment from the escrow prior to the time stated in the schedule, the Optionee or such successor shall give written notice thereof contemporaneously to the escrow agent and the Company by certified or registered mail, stating the reason for such accelerated payment and the amount thereof. The escrow agent shall disburse the amount stated in such notice to the Optionee or such successor thirty (30) days after receipt thereof unless prior to such time the escrow agent receives written notice of objection from the Company. If a notice of objection is received, the escrow agent shall disburse such funds only upon order of a court of competent jurisdiction or upon written instructions signed by both the Company and the Optionee.

     5.4 PARACHUTE PAYMENTS

     In the event that the aggregate present value of the payments to an Optionee under this Plan, and any other plan, program, or arrangement maintained by the Company (a Subsidiary or, if applicable, a Parent) constitutes an "excess parachute payment" (within the meaning of Section 280G(b)(1) of the Code) and the excise tax on such payment would cause the net parachute payments (after taking into account federal, state and local income and excise taxes) to which the Optionee otherwise would be entitled, to be less than what the Optionee would have netted (after taking into account federal, state and local income taxes) had the present value of his total parachute payments equaled $1.00 less than three times his "base amount" (within the meaning of Section 280G(b)(3)(A) of the Code), the Optionee's total "parachute payments" (within the meaning of
Section 280G(b)(2)(A) of the Code) shall be reduced (by the minimum possible amount) so that their aggregate present value equals $1.00 less than three times such base amount. For purposes of this calculation, it shall be assumed that the Optionee's tax rate will be the maximum marginal federal, state and local income tax rate on earned income, with such maximum federal rate to be computed with regard to Section 1(g) of the Code, if applicable. In the event that the Optionee and the Company or any successor to the Company's Business are unable to agree as to the amount of the reduction described above, if any, the Optionee shall select a law firm or accounting firm from among those regularly consulted (during the twelve-month period immediately prior to the Change in Control that resulted in the characterization of the payments as parachute payments) by the Company regarding federal income tax or employee benefit matters and such law firm or accounting firm shall determine, at the Company's expense, the amount of such reduction and such determination shall be final and binding upon the Optionee and the Company or such successor.

6.       ADMINISTRATION

     6.1 COMPENSATION COMMITTEE

     The Plan shall be administered by the Committee which shall consist of at least three directors of the Company, appointed by the Board and holding office at the pleasure of the Board. All Committee members shall be members of the Board. All members of the Committee must be "disinterested persons," as such term is described in Rule 16b-3 adopted by the Securities and Exchange Commission under the Exchange Act, if and as such Rule is in effect and, to the extent required by Section 162(m) of the Code and the Regulations promulgated thereon, an "outside director" within the meaning thereof.

     6.2 DUTIES AND POWERS OF COMMITTEE

     It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its terms and provisions. The Committee shall have the power to interpret the Plan and the Option Agreements and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

     6.3 MAJORITY RULE

     The Committee shall act by a majority of its members in office. The Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by a majority of the Committee .

     6.4 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

     Members of the Committee may receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

7.       OTHER PROVISIONS

     7.1 EFFECTIVE DATE

     (a) EFFECTIVE DATE. The Plan shall become effective as of the date of the closing of the sale by the Company of shares of Common Stock to the public (the "Effective Date") and shall continue in effect until March 31, 2002 or until the Change in Control Date, whichever is sooner; provided, that termination of the Plan shall not affect the rights of any Optionee with respect to Options granted or Restricted Shares acquired contemporaneously with or prior to such termination. Notwithstanding anything herein or in any Option Agreement to the contrary, Options granted hereunder shall not vest and may not be exercised prior to the Effective Date, and, in the event that the Effective Date has not occurred on or prior to July 1, 1992 (or such later date as determined by the Board in its sole discretion), all Options granted prior to such date shall be null and void and of no effect, retroactive to the date of grant, and the Plan shall be null and void and of no effect, retroactive to the date of Board approval.

     (b) EFFECT OF CERTAIN AMENDMENTS. The amendments approved by the Board of Directors on March 22, 1995, other than the amendments to sections 2.1, 3(b) and
6.1 hereof, shall be effective only with respect to Options granted after such date, provided, however, that the Committee may enter into agreements with Optionees whose options were granted prior to such date to make such amendments applicable, in whole or in part, to such Options.

     7.2 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that, except as provided in Section 2.2, no amendment shall be effective unless approved by the affirmative vote of a majority of the votes eligible to be cast at a meeting of stockholders of the Company held within twelve (12) months of the date of adoption of such amendment, where such amendment will:

     (a) increase the number of Shares as to which Options may be granted under the Plan;

     (b) change the class of persons eligible to participate in the Plan;

     (c) change the minimum purchase price of Shares pursuant to Options as provided herein;

     (d) extend the maximum period for granting or exercising Options provided herein; or

     (e) otherwise materially increase the benefits accruing to Optionees under the Plan.

     From and after the Effective Date, neither the amendment, suspension nor termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted. No Options may be granted during any period of suspension nor after termination or expiration of the Plan.

     7.3 EFFECT OF PLAN UPON OTHER COMPENSATION AND INCENTIVE PLANS

     The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary.

     7.4 REGULATIONS AND OTHER APPROVALS; GOVERNING LAW

     (a) The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof.

     (b) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     (c) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder for Employees granted Incentive Stock Options.

     (d) Each Option is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     (e) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for such shall include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

     7.5 WITHHOLDING OF TAXES

     No later than the date as to which an amount first becomes includable in the gross income of an Optionee for Federal income tax purposes with respect to any Option granted under the Plan, the Optionee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law or the Company to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company, a Parent and any Subsidiary shall, to the extent permitted by law have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee. In its discretion, the Committee may permit Optionees to satisfy withholding obligations by delivering previously owned Shares or by electing to have Shares withheld.

     7.6 NO RIGHT TO CONTINUED EMPLOYMENT

     Nothing in the Plan or in any Option Agreement shall confer upon any Optionee any right to continue in the employ of the Company, a Parent or any Subsidiary or shall interfere with or restrict in any way the right of the Company, a Parent and any Subsidiary, which are hereby expressly reserved, to remove, terminate or discharge any Optionee at any time for any reason whatsoever, with or without Cause.

     7.7 TITLES; CONSTRUCTION

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

     PRIOR TO AMENDMENT AND RESTATEMENT, SECTION 5, WHICH WILL CONTINUE TO GOVERN CURRENTLY OUTSTANDING AWARDS OF STOCK OPTIONS AND RESTRICTED SHARES, FORMERLY PROVIDED AS FOLLOWS:

5.       CHANGE IN CONTROL PROVISIONS

     In the event of a Change in Control, (a) all outstanding Options not previously exercisable and vested shall immediately become fully exercisable and vested, and (b) the transferability and forfeiture restrictions applicable to any Restricted Shares to the extent not already lapsed, shall lapse and no longer be applicable, and such Shares shall be deemed fully vested and owned by the Optionee.

     "Change in Control" shall mean the occurrence of any of the following events at a time when New York Life Insurance Company, A New York mutual life insurance company, or any successor thereto is not a Parent:

     (i) any "person," as such term is used in Section 13(d) and 14(d) of the Exchange Act, (other than the Company or a Related Entity, without the approval of the Board, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power for the election of directors of the Company's then outstanding securities;

     (ii) during any period of two consecutive years beginning on or after the effective date of the Plan, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (unless the approval of the election or nomination for election of such new directors was in connection with an actual or threatened election or proxy contest), cease for any reason to constitute at least a majority thereof;

     (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding
immediately   prior  thereto   continuing  to  represent  (either  by  remaining
outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above in clause (i)) acquires more than fifty percent (50%) of the combined voting power for the election of directors of the Company's then outstanding securities; or

     (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or any transaction having a similar effect.

                               FIRST AMENDMENT TO
        EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1992 STOCK OPTION PLAN

                                    RECITALS

     A. Express Scripts, Inc. (the "Corporation") has an Amended and Restated 1992 Stock Option Plan (the "1992 Plan"), which was amended and restated on March 22, 1995 and approved by the stockholders on May 24, 1995.

     B. On March 24, 1999, the Board of Directors of the Corporation approved certain amendments to the 1992 Plan.

                                    AMENDMENT

     1. DEFINITIONS. Capitalized terms set forth in this First Amendment to the 1992 Plan (the "First Amendment") shall be as defined in the 1992 Plan.

     2. AMENDMENT TO SECTION 1, DEFINITION OF "EARLY RETIREMENT". The definition of the term "Early Retirement" in Section 1 of the 1992 Plan is amended by inserting at the end of clause (ii) the additional language set forth below:

     , provided, however, that a non-qualified deferred compensation plan shall not be deemed to be a pension plan for purposes of this definition.

     3. AMENDMENT TO SECTION 1, DEFINITION OF "NORMAL RETIREMENT". The definition of the term "Normal Retirement" in Section 1 of the 1992 Plan is amended by inserting at the end of clause (ii) the additional language set forth below:

     , provided, however, that a non-qualified deferred compensation plan shall not be deemed to be a pension plan for purposes of this definition.

     4. AMENDMENT TO SECTION 1, DEFINITION OF "PLAN". The definition of the term "Plan" in Section 1 of the 1992 Plan is amended by deleting such definition in its entirety and replacing it with the language set forth below:

     "Plan" shall mean this Express Scripts, Inc. Amended and Restated 1992 Stock Option Plan, as amended from time to time.

     5. AMENDMENT TO SECTION 2.1, SHARES SUBJECT TO PLAN. Section 2.1 of the 1992 Plan is amended to read as follows in its entirety:

     The maximum number of Shares that may be issued or transferred pursuant to Options under this Plan shall be 2,380,000, which has been adjusted to reflect the stock split effected on October 30, 1998. The Company shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. If any Shares that have been subject to an Option cease to be subject thereto, or any Restricted Shares received by an Optionee upon the exercise of an Option are forfeited to the Company in accordance with the Option Agreement, such Shares may again be the subject of Options hereunder.

     6. AMENDMENT TO SECTION 2.2, CHANGES IN COMPANY'S SHARES. Section 2.2 of the 1992 Plan is hereby amended by inserting at the end of the single paragraph of such section the additional language set forth below:

     and adjustments of the limitation in Section 3(b) of the maximum number of Shares subject to Options that may be granted to any Employee.

     7. AMENDMENT TO SECTION 3, ELIGIBILITY FOR OPTION GRANTS. Section 3 of the 1992 Plan is hereby amended by deleting paragraph (b) in its entirety and replacing it with the language set forth below to reflect the stock split effected on October 30, 1998:

     (b) determine the number of Shares to be subject to each Option granted to such selected Employees; provided, that in no event shall Options be granted to any Employee in excess of 800,000;

     8. AMENDMENT TO SECTION 4.4, METHOD OF EXERCISE. Section 4.4 of the 1992 Plan is hereby amended by deleting the second sentence thereof and replacing it with the language set forth below:

     The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring previously owned Shares to the Company (including by way of attestation of the Optionee's ownership of such Shares), having Shares withheld or exercising pursuant to a "cashless exercise" procedure, or any combination thereof.

     9. AMENDMENT TO SECTION 6.1, COMPENSATION COMMITTEE. Section 6.1 of the 1992 Plan is hereby amended by deleting such section in its entirety and replacing it with the language set forth below:

     6.1 COMPENSATION COMMITTEE

     The Plan shall be administered by the Committee which shall consist of at least three directors of the Company, appointed by the Board and holding office at the pleasure of the Board. All Committee members shall be members of the Board.

     10. EFFECTIVE DATE OF THE FIRST AMENDMENT; STOCKHOLDER APPROVAL. The effective date of this First Amendment shall be March 24, 1999. This First Amendment shall be submitted for the approval of the stockholders of the Corporation at the next annual meeting thereof on May 26, 1999, and, if not approved by the stockholders, this First Amendment shall be null and void.

                               SECOND AMENDMENT TO
        EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1992 STOCK OPTION PLAN

                                    RECITALS

     A Express Scripts, Inc. (the "Corporation") has an Amended and Restated 1992 Stock Option Plan (the "1992 Plan"), which was amended and restated on March 22, 1995 and approved by the stockholders on May 24, 1995.

     B. On March 24, 1999, the Board of Directors of the Corporation approved certain amendments to the 1992 Plan (the "First Amendment").

     C. On March 24, 1999, the Board approved certain additional amendments to the 1992 Plan pursuant to the Employment Agreement dated as of April 1, 1999 between the Corporation and Barrett A. Toan.

                                    AMENDMENT

     1. DEFINITIONS. Capitalized terms set forth in this Second Amendment to the 1992 Plan (the "Second Amendment") shall be as defined in the 1992 Plan.

     2. AMENDMENT TO SECTION 1, DEFINITION OF "CHANGE IN CONTROL". The definition of the term "Change in Control" in Section 1 of the 1992 Plan is hereby amended by adding the following sentence to the end of such definition:

     Notwithstanding anything to the contrary herein, "Change in Control" or any other substantially similar term that is defined in the Employment Agreement shall have the meaning given such term in the Employment Agreement in order to give effect to the provisions of such Agreement.

     3. AMENDMENT TO SECTION 1, DEFINITION OF "EMPLOYMENT AGREEMENT". The definition of the term "Employment Agreement" is hereby added to Section 1 of the 1992 Plan as set forth below:

     "Employment   Agreement"  shall  mean  that  certain  employment  agreement effective as of April 1, 1999 between Barrett A. Toan and Express Scripts, Inc., as such agreement may be amended from time to time.

     4. AMENDMENT TO SECTION 4.2. Section 4.2 of the 1992 Plan is hereby amended by adding a new Section 4.2(e) as set forth below:

     (e) EMPLOYMENT AGREEMENT. To the extent that the provisions of Section 4.2(c), Section 4.2(d) or any Option Agreement evidencing outstanding Options or Restricted Shares conflict with any provisions of the Employment Agreement, the Employment Agreement shall govern as to Options granted, and Restricted Shares issued, to the employee named therein.

     5. AMENDMENT TO SECTION 5.1. Section 5.1 of the 1992 Plan is hereby amended by deleting such section in its entirety and replacing it with the language set forth below:

     5.1 IMPACT OF CHANGE OF CONTROL EVENT

     Except as otherwise provided in the Employment Agreement with respect to Options granted, and Restricted Shares issued, to the employee named therein and notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (i) all outstanding Options, whether or not previously exercisable and vested, shall terminate immediately and become null and void on the Change in Control Date, and (ii) any Restricted Shares shall be redeemed by the Company and canceled as of the Change in Control Date; and in either case the Company shall pay such Optionee the amount, if any, determined in accordance with Section 5.2 in lieu of such Options or Restricted Shares.

     6. AMENDMENT TO SECTION 5.4. Section 5.4 of the 1992 Plan is hereby amended by adding to the end of such Section the sentence set forth below:

     To the extent that the provisions of this Section 5.4 or any Option Agreement evidencing outstanding Options or Restricted Shares conflict with any provisions of the Employment Agreement, the Employment Agreement shall govern as to Options granted, and Restricted Shares issued, to the employee named therein.

     7. AMENDMENT TO GRANDFATHER CLAUSE. The grandfather provision that immediately follows Section 7.7 of the 1992 Plan is hereby amended by deleting the italicized lead-in thereto and replacing it with the language set forth below:

     PRIOR TO AMENDMENT AND RESTATEMENT, SECTION 5, WHICH WILL CONTINUE TO GOVERN CURRENTLY OUTSTANDING AWARDS OF STOCK OPTIONS AND RESTRICTED SHARES (EXCEPT AS TO OPTIONS AND RESTRICTED SHARES HELD BY THE EMPLOYEE NAMED IN THE EMPLOYMENT AGREEMENT), FORMERLY PROVIDED AS FOLLOWS:

     8. EFFECTIVE DATE OF THE SECOND AMENDMENT; STOCKHOLDER APPROVAL. The effective date of this Second Amendment shall be March 24, 1999. This Second Amendment shall be submitted for the approval of the stockholders of the Corporation at the next annual meeting thereof on May 26, 1999 or any adjournment thereof, and, if not approved by the stockholders, this Second Amendment shall be null and void.

                                   APPENDIX III

                              EXPRESS SCRIPTS, INC.
                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                              FOR OUTSIDE DIRECTORS


1.       PURPOSE; DEFINITIONS.

     The purpose of the Plan is to increase the proprietary and vested interest of the Non-Employee Directors of the Company in the growth and performance of the Company by granting them Options.

     Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

     "Board" shall mean the Board of Directors of the Company.

     "Change in Control" shall mean the following:

     (i) the first date on which both of the following  conditions  shall exist:
(A) New York Life Insurance Company ("New York Life") shall have ceased to be a Parent, and (B) a "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than the Company or a Related Entity is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power for the election of directors of the Company's then outstanding securities;

     (ii) the shareholders of the Company approve a plan of complete liquidation of the Company; or

     (iii) the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or any transaction having a similar effect.

     "Change in Control Date" shall mean, in the case of a Change in Control defined in clause (i) or (ii) of the definition thereof, the date on which the event occurs, and in the case of a Change in Control defined in clause (iii) of the definition thereof, the date on which the transaction closes.

     "Change in Control Price" shall mean, in a Change in Control transaction in connection with which New York Life receives consideration for the transfer or cancellation of its voting securities, the per share amount received by New York Life; and in the case of any other Change in Control transaction, the greater of the highest Fair Market Value or the highest price per share paid in a bona fide transaction related to such Change in Control at any time during the 60 days immediately preceding the Change in Control Date.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Company" shall mean Express Scripts, Inc., a Delaware corporation, and any successor corporation.

     "Effective Date" shall have the meaning set forth in Section 7.1.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" per Share as of a particular date shall mean:

     (i) the closing sales price per Share on a national securities exchange for the last preceding date on which there was a sale of Shares on such exchange;

     (ii) if clause (i) does not apply and the Shares are then quoted on the National Association of Securities Dealers Automated Quotation system (known as "NASDAQ"), the closing price per Share as reported on such system for the last preceding date on which a sale was reported;

     (iii) if clause (i) or (ii) does not apply and the Shares are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which such bid and asked prices were quoted; or

     (iv) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board in its discretion may determine. "Non-Employee Director" shall mean a director of the Company who is not an employee of the Company, a Parent or a Subsidiary and has not, within one year immediately preceding the determination of such director's eligibility, received any award under any plan of the Company, a Parent or a Subsidiary that entitles the participants therein to acquire stock, stock options or stock appreciation rights of any such company (other than any other plan under which participants' entitlements are governed by provisions meeting the requirements of Rule 16b-3(c)(2)(ii) promulgated under the Exchange Act).

     "Option" shall mean an option to purchase Shares granted pursuant to the Plan. Options granted under the Plan are not intended to be "incentive stock options" within the meaning of Section 422 of the Code.

     "Option Agreement" shall mean an Option Agreement to be entered into between the Company and an Optionee, which shall set forth the terms and conditions of the Options granted to such Optionee, and shall be substantially in the form attached hereto as Exhibit A.

     "Optionee" shall mean a Non-Employee Director to whom an Option has been granted pursuant to the Plan.

     "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company), or if each group of commonly controlled corporations, then is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities in one or more of the other corporations in such chain representing fifty percent (50%) or more of the combined voting power for the election of directors for such corporation.

     "Payment Date" shall mean a date not later than ten (10) business days following the Change in Control Date.

     "Plan" shall mean this Express Scripts, Inc. 1992 Stock Option Plan for Outside Directors, as hereinafter amended from time to time.

     "Related Entity" shall mean a Parent, a Subsidiary or any employee benefit plan (including a trust forming a part of such Plan) maintained by the Company, a Parent or a Subsidiary.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Share" shall mean a share of the Company's Class A Common Stock, .01 par value.

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company, if each such corporation (other than the last corporation in the unbroken chain), or if each group of commonly controlled corporations, then owns fifty percent (50%) or more of the total combined voting power in one of the other corporations in such chain.

2.       SHARES SUBJECT TO THE PLAN

     2.1 SHARES SUBJECT TO PLAN

     The maximum number of Shares that may be issued or transferred pursuant to Options under this Plan shall be 98,000. The Company shall reserve such number of Shares for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. If any Shares that have been subject to an Option cease to be subject thereto, such Shares may again be the subject of Options hereunder.

     2.2 CHANGES IN COMPANY'S SHARES

     In the event that the outstanding Shares are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger or other subdivision, consolidation, recapitalization, reclassification, stock split, issuance of warrants or rights, stock dividend, combination of shares or similar event, appropriate adjustments shall be made by the Board in the number and kind of Shares subject to and which may be subject to Options under this Plan, and the purchase price per Share, to prevent dilution or enlargement of the benefits granted to, or available for, Optionees, including adjustments of the limitations in Section 2.1 of the maximum number and kind of shares which may be issued hereunder as Shares.

3.       ELIGIBILITY FOR OPTION GRANTS

     Each individual who is a Non-Employee Director on the Effective Date shall receive an Option to purchase 14,000 Shares as of such date. Thereafter, any other individual who is elected or appointed to the office of director as a Non-Employee Director after the Effective Date, shall receive an Option to purchase 14,000 Shares as of the date of the first meeting of the Board which such individual attends in such capacity.

4.       TERMS OF OPTIONS AND SHARES

     4.1 OPTION AGREEMENT

     Options shall be granted only pursuant to an Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Board shall determine, consistent with the Plan.

     4.2 TERMS

     The  Options   granted   hereunder  shall  have  the  following  terms  and
conditions:

     (a) PRICE. The purchase price for the Shares subject to an Option shall be one hundred percent (100%) of the Fair Market Value of a Share as of the date the Option is granted.

     (b) TERM. The term of an Option shall be ten years from the date that it is granted.

     (c) VESTING. Subject to the provisions of Section 4.2(d) and Section 5, an Option shall become exercisable in installments on a cumulative basis at a rate of one-third (1/3) each year, beginning on the first anniversary of the date of grant, until the date such Option expires or is terminated.

     (d) TERMINATION OF SERVICE AS NON-EMPLOYEE DIRECTOR. Except as provided in this Section 4.2(d), all outstanding Options held by an Optionee terminate immediately if such individual ceases to be a Non-Employee Director for any reason other than death or total disability, provided that, if the Optionee has attained age sixty-five (65) at the time of such cessation, the portion of his outstanding Options that have not become exercisable as of such date in accordance with Section 4.2(c) shall terminate immediately, and the remaining portion, if any, shall remain exercisable for a period of three months following such cessation, and shall thereafter terminate. If an Optionee ceases to be a Non-Employee Director due to his death or total disability, all outstanding Options held by such Optionee shall immediately become fully exercisable to the extent not so exercisable, shall remain exercisable for a period of three months following such cessation, and shall thereafter terminate. Notwithstanding the foregoing, no provision in this Section 4.3(d) shall extend the exercise period of an Option beyond its original term. All determinations as to whether a Non-Employee Director has become totally disabled shall be made by the Board upon the basis of such evidence as it deems necessary or desirable, and shall be final and binding on all interested persons.

     4.3 NON-TRANSFERABILITY

     No Option granted under the Plan shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     4.4 METHOD OF EXERCISE

     The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by full payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or, at the discretion of the Board and upon such terms and conditions as the Board shall approve, by transferring previously owned Shares to the Company, having Shares withheld or exercising pursuant to a "cashless exercise" procedure, or any combination thereof. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Board, the Optionee shall deliver the Option Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee. Not less than one hundred (100) Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option or the Board determines otherwise in its sole discretion.

     4.5 RIGHTS AS STOCKHOLDER

     No Optionee shall be deemed for any purpose to be or to have the rights and privileges of the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, and (b) the Company shall have issued the Shares to the Optionee.

5.       CHANGE IN CONTROL PROVISIONS

     Notwithstanding anything herein to the contrary, in the event of a Change in Control, all outstanding options, whether or not previously exercisable and vested, shall terminate immediately and become null and void on the Change in Control Date, and the Company shall pay such Optionee an amount equal to the excess, if any, of the Change in Control Price over the purchase price for the shares subject to the option, in cash on the Payment Date.

6.       ADMINISTRATION

     The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive Options under the Plan, the number of Shares subject to any such Options, the purchase price thereunder or the timing of grants of Options under the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

7.       OTHER PROVISIONS

     7.1 EFFECTIVE DATE

     (a) EFFECTIVE DATE. The Plan shall become effective as of the date of the closing of the sale by the Company of shares of Common Stock to the public (the "Effective Date") and shall continue in effect until March 31, 2002 or until the Change in Control Date, whichever is sooner; provided, that termination of the Plan shall not affect the right of any Optionee with respect to options granted prior to such termination. Notwithstanding anything herein or in any Option Agreement to the contrary, Options granted hereunder shall not vest and may not be exercised prior to the Effective Date, and, in the event that the Effective Date has not occurred on or prior to July 1, 1992 (or such later date as determined by the Board in its sole discretion), all Options granted prior to such date shall be null and void and of no effect, retroactive to the date of grant, and the Plan shall be null and void and of no effect, retroactive to the date of Board approval.

     (b) EFFECT OF CERTAIN AMENDMENTS. The amendments approved by the Board of Directors on March 22, 1995, shall be effective only with respect to Options granted after such date.

     7.2 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that, except as provided in Section 2.2, no amendment shall be effective unless approved by the affirmative vote of a majority of the votes eligible to be cast at a meeting of stockholders of the Company held within twelve (12) months of the date of adoption of such amendment, where such amendment will: (a) increase the number of Shares as to which Options may be granted under the Plan, either individually or in the aggregate;

     (b) change in any respect the class of persons who constitute Non-Employee Directors eligible to participate in the Plan;

     (c) change the requirement of Section 4.2(a) that the Option be priced at Fair Market Value;

     (d) extend the maximum period for granting or exercising Options provided herein; or

     (e) otherwise materially increase the benefits accruing to Optionees under the Plan. The provisions of Sections 3 and 4 may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules or regulations promulgated under either statute.

     From and after the Effective Date, neither the amendment, suspension nor termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted. No Options may be granted during any period of suspension nor after termination or expiration of the Plan.

     7.3 REGULATIONS AND OTHER APPROVALS; GOVERNING LAW

     (a) The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof.

     (b) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

     (c) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority.

     (d) Each Option is subject to the requirement that, if at any time the Board determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Board.

     (e) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. the certificate for such shall include any legend that the Board deems appropriate to reflect any restrictions on transfer.

     7.4 TITLES; CONSTRUCTION

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

     PRIOR TO AMENDMENT AND RESTATEMENT, SECTION 5, WHICH WILL CONTINUE TO GOVERN CURRENTLY OUTSTANDING AWARDS OF STOCK OPTIONS AND RESTRICTED SHARES, FORMERLY PROVIDED AS FOLLOWS:

5.       CHANGE IN CONTROL PROVISIONS

     In the event of a Change in Control, (a) all outstanding Options not previously exercisable and vested shall immediately become fully exercisable and vested, and (b) the transferability and forfeiture restrictions applicable to any Restricted Shares to the extent not already lapsed, shall lapse and no longer be applicable, and such Shares shall be deemed fully vested and owned by the Optionee.

     "Change in Control" shall mean the occurrence of any of the following events at a time when New York Life Insurance Company, A New York mutual life insurance company, or any successor thereto is not a Parent:

     (i) any "person," as such term is used in Section 13(d) and 14(d) of the Exchange Act, (other than the Company or a Related Entity, without the approval of the Board, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power for the election of directors of the Company's then outstanding securities;

     (ii) during any period of two consecutive years beginning on or after the effective date of the Plan, individuals who at the beginning of such period constitute the Board, and any new directors (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (unless the approval of the election or nomination for election of such new directors was in connection with an actual or threatened election or proxy contest), cease for any reason to constitute at least a majority thereof;

     (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding
immediately   prior  thereto   continuing  to  represent  (either  by  remaining
outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above in clause (i)) acquires more than fifty percent (50%) of the combined voting power for the election of directors of the Company's then outstanding securities; or

     (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or any transaction having a similar effect.

                               FIRST AMENDMENT TO
                              EXPRESS SCRIPTS, INC.
                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                              FOR OUTSIDE DIRECTORS

                                    RECITALS

     1. Express Scripts, Inc. (the "Company") has an Amended and Restated 1992 Stock Option Plan for Outside Directors (the "Plan") which was amended and restated on March 22, 1995 and approved by the stockholders on May 24, 1995.

     2. On January 24, 1996, based on the recommendation of the Compensation Committee of the Board of Directors of the Company (the "Board"), the Board approved an increase in the number of stock options granted to the Company's outside directors.

                                    AMENDMENT

     1. DEFINITIONS. Capitalized terms set forth in this First Amendment to the Plan (the "First Amendment") shall be as defined in the Plan.

     2. AMENDMENT TO SECTION 2.1, SHARES SUBJECT TO PLAN. Section 2.1 of the Plan is amended by deleting the figure "98,000" in the first sentence thereof and inserting in lieu thereof the figure "192,000."

     3. AMENDMENT TO SECTION 3, ELIGIBILITY FOR OPTION GRANTS. Section 3 of the Plan is hereby amended by deleting such section in its entirety and replacing it with the language set forth below:

     Each individual who is first elected or appointed to the office of director as a Non-Employee Director on or after the effective date of this First Amendment shall receive an Option to purchase 24,000 Shares as of the date of the first meeting of the Board which such individual attends in such capacity. In addition, each individual who was first elected or appointed to the office of director as a Non-Employee Director prior to the effective date of this First Amendment (as hereinafter defined) and is still serving in such capacity shall receive an Option to purchase 10,000 Shares as of the effective date of this First Amendment, such Option to be in addition to any Options previously granted to such Non-Employee Director.

     4. AMENDMENT TO SECTION 4.2(C), VESTING. Subsection 4.2(c) of the Plan is hereby amended by deleting much subsection in its entirety and replacing it with the language set forth below:

     (c) VESTING. Subject to provisions of Section 4.2 (d) and Section 5, an Option shall become exercisable in installments on a cumulative basis at a rate of one-fifth (1/5) each year, beginning on the first anniversary of the date of grant, until the date such Option expires or is terminated; provided, HOWEVER, that additional Options for 10,000 shares granted pursuant to the second sentence of Section 3 hereof shall be vested in two installments of 5,000 Shares each on June 16, 1996, and on June 16, 1997.

     5. EFFECTIVE DATE OF THE FIRST AMENDMENT; SHAREHOLDER APPROVAL. The effective date of this First Amendment shall be January 24, 1996. This First
Amendment shall be submitted for the approval of the shareholders of the Corporation at the next annual meeting thereof on May 22, 1996, and if not approved by the shareholders this First Amendment and any options granted pursuant hereto prior to such approval shall be null and void.

                               SECOND AMENDMENT TO
        EXPRESS SCRIPTS, INC. AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                              FOR OUTSIDE DIRECTORS

                                    RECITALS

     A. Express Scripts, Inc. (the "Company") has an Amended and Restated 1992 Stock Option Plan for Outside Directors (the "Plan"), which was amended and restated on March 22, 1995 and approved by the stockholders on May 24, 1995, and further amended on January 24, 1996 and approved by the stockholders on May 22, 1996.

     B. On January 27, 1999, based on the recommendation of the Compensation Committee of the Board of Directors of the Company (the "Board"), the Board approved additional awards of stock options to be granted to each of the Company's outside directors.

                                    AMENDMENT

     1. DEFINITIONS. Capitalized terms set forth in this Second Amendment to the Plan (the "Second Amendment") shall be as defined in the Plan.

     2. AMENDMENT TO SECTION 2.1, SHARES SUBJECT TO PLAN. Section 2.1 of the Plan is amended by deleting the phrase "192,000 Shares" in the first sentence thereof and inserting in lieu thereof the figure "384,000 Shares", to reflect the stock split effected on October 30, 1998.

     3. AMENDMENT TO SECTION 3, ELIGIBILITY FOR OPTION GRANTS. Section 3 of the Plan is hereby amended by deleting such section in its entirety and replacing it with the language set forth below:

     (a) Each individual who was a Non-Employee Director on the original Effective Date of this Plan received an Option to purchase 28,000 Shares (as adjusted to reflect the stock split effected on October 30, 1998) as of such date;

     (b) Each individual who was first elected or appointed to the office of director as a Non-Employee Director prior to the effective date of the First Amendment to this Plan and was still serving in such capacity on the effective date of said First Amendment received an Option to purchase 20,000 Shares (as adjusted to reflect the stock split effected on October 30, 1998), as of the effective date of the First Amendment to this Plan (the "First Amendment Additional Options"), such First Amendment Additional Options being in addition to any Options previously granted to such Non-Employee Director;

     (c) Each individual who is first elected or appointed to the office of director as a Non-Employee Director on or after the effective date of the First Amendment to the Plan shall receive an Option to purchase 48,000 Shares (as adjusted to reflect the stock split effected on October 30, 1998), as of the date of the first meeting of the Board which such individual attends in such capacity; and

     (d) Each individual who was first elected or appointed to the office of director as a Non-Employee Director prior to the effective date of the Second Amendment and is still serving in such capacity on the effective date of said Second Amendment shall receive an Option to purchase 2,500 Shares as of the effective date of said Second Amendment (the "Second Amendment Additional Options"), such Second Amendment Additional Options to be in addition to any Options previously granted to such Non-Employee Director.

     4. AMENDMENT TO SECTION 4.2(C), VESTING. Subsection 4.2(c) of the Plan is hereby amended by deleting such subsection in its entirety and replacing it with the language set forth below:

     (c) VESTING. Subject to provisions of Section 4.2 (d) and Section 5, an Option shall become exercisable in installments on a cumulative basis at a rate of one-fifth (1/5) each year, beginning on the first anniversary of the date of grant, until the date such Option expires or is terminated; PROVIDED, HOWEVER, that:

     (i) the First Amendment Additional Options shall be vested in two installments of 10,000 Shares each on June 16, 1996, and on June 16, 1997; and

     (ii)  the  Second  Amendment   Additional   Options  shall  vest  in  three
installments of 833, 833 and 834 on January 27, 2000, January 27, 2001 and January 27, 2002, respectively.

     5. EFFECTIVE DATE OF THE SECOND AMENDMENT; STOCKHOLDER APPROVAL. The effective date of this Second Amendment shall be January 27, 1999. This Second Amendment shall be submitted for the approval of the stockholders of the Corporation at the next annual meeting thereof on May 26, 1999, and if not approved by the stockholders this Second Amendment and any Second Amendment Additional Options granted pursuant hereto prior to such approval shall be null and void.